------------------------------------------------------------------------------
------------------------------------------------------------------------------










                                  CREDIT AGREEMENT

                                     DATED AS OF
                                   JANUARY 8, 1998




                                         AMONG

                           MIAMI COMPUTER SUPPLY CORPORATION
                                       AS BORROWER



                         THE LENDING INSTITUTIONS NAMED THEREIN
                                        AS LENDERS




                                    NATIONAL CITY BANK
                                 AS ADMINISTRATIVE AGENT













------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                  TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

SECTION 1.     DEFINITIONS AND TERMS..........................................1
      1.1.     CERTAIN DEFINED TERMS..........................................1
      1.2.     COMPUTATION OF TIME PERIODS...................................19
      1.3.     ACCOUNTING TERMS..............................................19
      1.4.     TERMS GENERALLY...............................................19
      1.5.     BORROWER MAY RELY ON ADMINISTRATIVE AGENT.....................19

SECTION 2.     AMOUNT AND TERMS OF LOANS.....................................19
      2.1.     COMMITMENTS FOR LOANS.........................................19
      2.2.     PROCEDURES FOR BORROWING......................................20
      2.3.     DISBURSEMENT OF FUNDS.........................................21
      2.4.     NOTES.........................................................22
      2.5.     CONVERSIONS OF GENERAL REVOLVING LOANS AND TERM LOANS.........22
      2.6.     REFUNDING OF, OR PARTICIPATION IN, SWING LINE REVOLVING LOANS.23
      2.7.     INTEREST......................................................24
      2.8.     INTEREST PERIODS..............................................26
      2.9.     INCREASED COSTS, ILLEGALITY, ETC..............................26
      2.10.    COMPENSATION..................................................28
      2.11.    CHANGE OF LENDING OFFICE; REPLACEMENT OF LENDERS..............28

SECTION 3.     LETTERS OF CREDIT.............................................29
      3.1.     LETTERS OF CREDIT.............................................29
      3.2.     LETTER OF CREDIT REQUESTS: NOTICES OF ISSUANCE................30
      3.3.     AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS..................30
      3.4.     LETTER OF CREDIT PARTICIPATIONS...............................31
      3.5.     INCREASED COSTS...............................................32
      3.6.     GUARANTY OF SUBSIDIARY LETTER OF CREDIT OBLIGATIONS...........33

SECTION 4.     FEES; COMMITMENTS.............................................34
      4.1.     FEES..........................................................34
      4.2.     VOLUNTARY TERMINATION/REDUCTION OF COMMITMENTS................36
      4.3.     MANDATORY ADJUSTMENTS OF COMMITMENTS, ETC.....................36

SECTION 5.     PAYMENTS......................................................37
      5.1.     VOLUNTARY PREPAYMENTS.........................................37
      5.2.     MANDATORY PREPAYMENTS.........................................38
      5.3.     METHOD AND PLACE OF PAYMENT...................................40
      5.4.     NET PAYMENTS..................................................40

SECTION 6.     CONDITIONS PRECEDENT..........................................41
      6.1.     CONDITIONS PRECEDENT AT CLOSING DATE..........................41
      6.2.     CONDITIONS PRECEDENT TO ALL CREDIT EVENTS.....................43

SECTION 7.     REPRESENTATIONS AND WARRANTIES................................43
      7.1.     CORPORATE STATUS, ETC.........................................43
      7.2.     SUBSIDIARIES..................................................43
      7.3.     CORPORATE POWER AND AUTHORITY, ETC............................43
      7.4.     NO VIOLATION..................................................44
      7.5.     GOVERNMENTAL APPROVALS........................................44

                                                                            PAGE
                                                                            ----

      7.6.     LITIGATION....................................................44
      7.7.     USE OF PROCEEDS; MARGIN REGULATIONS...........................44
      7.8.     FINANCIAL STATEMENTS, ETC.....................................44
      7.9.     NO MATERIAL ADVERSE CHANGE....................................45
      7.10.    TAX RETURNS AND PAYMENTS......................................45
      7.11.    TITLE TO PROPERTIES, ETC......................................46
      7.12.    LAWFUL OPERATIONS, ETC........................................46
      7.13.    ENVIRONMENTAL MATTERS.........................................46
      7.14.    COMPLIANCE WITH ERISA.........................................47
      7.15.    INTELLECTUAL PROPERTY, ETC....................................47
      7.16.    INVESTMENT COMPANY............................................47
      7.17.    BURDENSOME CONTRACTS; LABOR RELATIONS.........................47
      7.18.    EXISTING INDEBTEDNESS.........................................47
      7.19.    SECURITY INTERESTS............................................48
      7.20.    TRUE AND COMPLETE DISCLOSURE..................................48

SECTION 8.     AFFIRMATIVE COVENANTS.........................................48
      8.1.     REPORTING REQUIREMENTS........................................48
      8.2.     BOOKS, RECORDS AND INSPECTIONS................................51
      8.3.     INSURANCE.....................................................51
      8.4.     PAYMENT OF TAXES AND CLAIMS...................................52
      8.5.     CORPORATE FRANCHISES..........................................52
      8.6.     GOOD REPAIR...................................................52
      8.7.     COMPLIANCE WITH STATUTES, ETC.................................52
      8.8.     COMPLIANCE WITH ENVIRONMENTAL LAWS............................52
      8.9.     FISCAL YEARS, FISCAL QUARTERS.................................53
      8.10.    CERTAIN SUBSIDIARIES TO JOIN IN SUBSIDIARY GUARANTY...........54
      8.11.    ADDITIONAL SECURITY; FURTHER ASSURANCES.......................54
      8.12.    CASUALTY AND CONDEMNATION.....................................55
      8.13.    HEDGE AGREEMENTS, ETC.........................................56
      8.14.    SENIOR DEBT...................................................56

SECTION 9.     NEGATIVE COVENANTS............................................56
      9.1.     CHANGES IN BUSINESS...........................................56
      9.2.     CONSOLIDATION, MERGER, ACQUISITIONS, SALE OF ASSETS, ETC......56
      9.3.     LIENS.........................................................58
      9.4.     INDEBTEDNESS..................................................59
      9.5.     ADVANCES, INVESTMENTS, LOANS AND GUARANTY OBLIGATIONS.........60
      9.6.     DIVIDENDS, ETC................................................61
      9.7.     CONSOLIDATED TOTAL INDEBTEDNESS/CONSOLIDATED EBITDA RATIO.....61
      9.8.     FIXED CHARGE COVERAGE RATIO...................................61
      9.9.     CAPITAL EXPENDITURES..........................................61
      9.10.    CERTAIN LEASES................................................61
      9.11.    MINIMUM CONSOLIDATED NET WORTH................................62
      9.12.    PREPAYMENTS AND REFINANCINGS OF OTHER DEBT, ETC...............62
      9.13.    TRANSACTIONS WITH AFFILIATES..................................62
      9.14.    LIMITATION ON CERTAIN RESTRICTIVE AGREEMENTS..................62
      9.15.    LIMITATION ON SALE AND LEASE-BACK TRANSACTIONS................63

                                                                            PAGE
                                                                            ----

SECTION 10.    EVENTS OF DEFAULT.............................................63
      10.1.    EVENTS OF DEFAULT.............................................63
      10.2.    ACCELERATION, ETC.............................................65
      10.3.    APPLICATION OF LIQUIDATION PROCEEDS...........................65

SECTION 11.    THE ADMINISTRATIVE AGENT......................................66
      11.1.    APPOINTMENT...................................................66
      11.2.    DELEGATION OF DUTIES..........................................66
      11.3.    EXCULPATORY PROVISIONS........................................66
      11.4.    RELIANCE BY ADMINISTRATIVE AGENT..............................67
      11.5.    NOTICE OF DEFAULT.............................................67
      11.6.    NON-RELIANCE..................................................67
      11.7.    INDEMNIFICATION...............................................68
      11.8.    THE ADMINISTRATIVE AGENT IN INDIVIDUAL CAPACITY...............68
      11.9.    SUCCESSOR ADMINISTRATIVE AGENT................................68
      11.10.   OTHER AGENTS..................................................68

SECTION 12.    MISCELLANEOUS.................................................68
      12.1.    PAYMENT OF EXPENSES ETC.......................................68
      12.2.    RIGHT OF SETOFF...............................................70
      12.3.    NOTICES.......................................................70
      12.4.    BENEFIT OF AGREEMENT..........................................70
      12.5.    NO WAIVER: REMEDIES CUMULATIVE................................72
      12.6.    PAYMENTS PRO RATA.............................................72
      12.7.    CALCULATIONS: COMPUTATIONS....................................72
      12.8.    GOVERNING LAW; SUBMISSION TO JURISDICTION;
               VENUE; WAIVER OF JURY TRIAL...................................72
      12.9.    COUNTERPARTS..................................................73
      12.10.   EFFECTIVENESS.................................................73
      12.11.   HEADINGS DESCRIPTIVE..........................................73
      12.12.   AMENDMENT OR WAIVER...........................................73
      12.13.   SURVIVAL OF INDEMNITIES.......................................74
      12.14.   DOMICILE OF LOANS.............................................74
      12.15.   CONFIDENTIALITY...............................................74
      12.16.   LENDER REGISTER...............................................74
      12.17.   LIMITATIONS ON LIABILITY OF THE LETTER OF CREDIT ISSUERS......75
      12.18.   GENERAL LIMITATION OF LIABILITY...............................75
      12.19.   NO DUTY.......................................................75
      12.20.   LENDERS AND AGENT NOT FIDUCIARY TO BORROWER, ETC..............75
      12.21.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES....................75

ANNEX I           -        INFORMATION AS TO LENDERS
ANNEX II          -        INFORMATION AS TO SUBSIDIARIES
ANNEX III         -        DESCRIPTION OF EXISTING INDEBTEDNESS
ANNEX IV          -        DESCRIPTION OF EXISTING LIENS
ANNEX V           -        DESCRIPTION OF EXISTING ADVANCES, LOANS,
                           INVESTMENTS AND GUARANTEES
ANNEX VI          -        DESCRIPTION OF LETTERS OF CREDIT DEEMED ISSUED
                           UNDER THE CREDIT AGREEMENT


EXHIBIT A-1       -        FORM OF TERM NOTE
EXHIBIT A-2       -        FORM OF GENERAL REVOLVING NOTE
EXHIBIT A-3       -        FORM OF SWING LINE REVOLVING NOTE
EXHIBIT B-1       -        FORM OF NOTICE OF BORROWING
EXHIBIT B-2       -        FORM OF NOTICE OF CONVERSION
EXHIBIT B-3       -        FORM OF LETTER OF CREDIT REQUEST
EXHIBIT C         -        FORM OF SUBSIDIARY GUARANTY
EXHIBIT D         -        FORM OF SECURITY AGREEMENT
EXHIBIT E-1       -        FORM OF PLEDGE AGREEMENT
EXHIBIT E-2       -        FORM OF MORTGAGE OF SHARES OF
                                    DIVERSIFIED DATA PRODUCTS LIMITED
EXHIBIT F         -        FORM OF OPINION OF SPECIAL COUNSEL TO THE BORROWER
EXHIBIT G         -        FORM OF ASSIGNMENT AGREEMENT
EXHIBIT H         -        FORM OF SECTION 5.4(b)(ii) CERTIFICATE

         CREDIT AGREEMENT, dated as of January 8, 1998, among the following:

                  (i) MIAMI COMPUTER SUPPLY CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

                  (ii) the lending institutions listed in Annex I hereto (each a "LENDER" and collectively, the "LENDERS"); and

                  (iii) NATIONAL CITY BANK, a national banking association, as administrative agent (the "ADMINISTRATIVE AGENT"):


         PRELIMINARY STATEMENTS:

         (1) Unless otherwise defined herein, all capitalized terms used herein and defined in section 1 are used herein as so defined.

         (2) The Borrower has applied to the Lenders for credit facilities in order to (i) refinance certain indebtedness of the Borrower, (ii) provide financing for acquisitions, and (iii) provide working capital and funds for other lawful purposes.

         (3) Subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Borrower the credit facilities provided for herein.


         NOW, THEREFORE, it is agreed:


         SECTION 1.        DEFINITIONS AND TERMS.

         1.1. CERTAIN DEFINED TERMS. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires:

         "ACQUISITION" shall mean and include (i) any acquisition on a going concern basis (whether by purchase, lease or otherwise) of any facility and/or business operated by any person who is not a Subsidiary of the Borrower, and
(ii) acquisitions of a majority of the outstanding equity or other similar interests in any such person (whether by merger, stock purchase or otherwise).

         "ADDITIONAL SECURITY DOCUMENT" shall have the meaning provided in section 8.11(a).

         "ADMINISTRATIVE AGENT" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to section 11.9.

         "AFFILIATE" shall mean, with respect to any person, any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with such person. A person shall be deemed to control a second person if such first person possesses, directly or indirectly, the power (i) to vote 20% or more of the securities having ordinary voting power for the election of directors or managers of such second person or (ii) to direct or cause the direction of the management and policies of such second person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, (x) a director, officer or employee of a person shall not, solely by reason of such status, be considered an Affiliate of such person; and (y) neither the Administrative

Agent nor any Lender shall in any event be considered an Affiliate of the Borrower or any other Credit Party or any of their respective Subsidiaries.

         "AGREEMENT" shall mean this Credit Agreement, as the same may be from time to time further modified, amended and/or supplemented.

         "APPLICABLE EURODOLLAR MARGIN" shall have the meaning provided in section 2.7(g).

         "APPLICABLE COMMITMENT FEE RATE" shall have the meaning provided in section 4.1(a).

         "APPLICABLE LENDING OFFICE" shall mean, with respect to each Lender,
(i) such Lender's Domestic Lending Office in the case of Borrowings consisting of Prime Rate Loans and (ii) such Lender's Eurodollar Lending Office in the case of Borrowings consisting of Eurodollar Loans.

         "ASSET SALE" shall mean the sale, transfer or other disposition (including by means of Sale and Lease-Back Transaction, and by means of mergers, consolidations, and liquidations of a corporation, partnership or limited liability company of the interests therein of the Borrower or any Subsidiary) by the Borrower or any Subsidiary to any person other than the Borrower or any Subsidiary of any of their respective assets (other than sales, transfers or other dispositions of inventory, or obsolete or excess furniture, fixtures, equipment or other property, tangible or intangible, in the ordinary course of business).

         "ASSIGNMENT AGREEMENT" shall mean an Assignment Agreement substantially in the form of Exhibit G hereto.

         "AUTHORIZED OFFICER" shall mean any officer or employee of the Borrower designated as such in writing to the Administrative Agent by the Borrower.

         "BANKRUPTCY CODE" shall have the meaning provided in section 10.1(h).

         "BORROWER" shall have the meaning provided in the first paragraph of this Agreement.

         "BORROWING" shall mean a General Revolving Borrowing, a Term Loan Borrowing or a Swing Line Borrowing, as the case may be.

         "BUSINESS DAY" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the city in which the Payment Office is located a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

         "CAPITAL LEASE" as applied to any person shall mean any lease of any property (whether real, personal or mixed) by that person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that person.

         "CAPITALIZED LEASE OBLIGATIONS" shall mean all obligations under Capital Leases of the Borrower or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities identified as "capital lease obligations" (or any similar words) on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP.

         "CASH EQUIVALENTS" shall mean any of the following:

                  (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition;

                  (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (x) any Lender or (y) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank, an "APPROVED BANK"), in each case with maturities of not more than 90 days from the date of acquisition;

                  (iii) commercial paper issued by any Lender or Approved Bank or by the parent company of any Lender or Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short- term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within 90 days after the date of acquisition;

                  (iv) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iii) above;

                  (v) investments in money market funds access to which is provided as part of "sweep" accounts maintained with a Lender or an Approved Bank; and

                  (vi) in the case of any Foreign Subsidiary only, short term deposits, certificates of deposit, repurchase agreements and similar financial instruments, in any currency, with or issued by any local or international financial institution with undivided capital and surplus of at least $250,000,000 (or the equivalent in any applicable currency), not exceeding $100,000 (or the equivalent in any other currency) in the case of any single financial institution.

         "CASH PROCEEDS" shall mean, with respect to any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, other than the portion of such deferred payment constituting interest, but only as and when so received) received by the Borrower and/or any Subsidiary from such Asset Sale.

         "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. ss. 9601 ET SEQ.

         "CHANGE OF CONTROL" shall mean and include any of the following:

                  (i) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Borrower's Board of Directors (together with any new directors whose election by the Borrower's Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

                  (ii) any person or group (as such term is defined in section 13(d)(3) of the 1934 Act), other than the Borrower, any trustee or other fiduciary holding securities under an employee benefit plan of the Borrower and the Current Holder Group, shall acquire, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 and 13d-5 of the 1934 Act) of more than 45%, on a fully diluted basis, of the economic or voting interest in the Borrower's capital stock;

                  (iii) the Current Holder Group shall, for any reason, cease to have, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 and 13d-5 of the 1934 Act) of at least 25%, on a fully diluted basis, of the economic or voting interest in the Borrower's capital stock;

                  (iv) the full time active employment of Michael E. Peppel as chief executive officer (or other significant position as a senior executive officer with management authority) of the Borrower shall be voluntarily terminated by the Borrower or Mr. Peppel, or shall otherwise cease, other than by reason of death or disability, unless a successor acceptable to the Required Lenders shall have been appointed or elected and actually taken office on a full time basis within three months following any such termination or cessation, in which case the name of such successor shall be substituted for the name of the person he or she replaces for purposes of this clause (iv);

                  (v) the shareholders of the Borrower approve a merger or consolidation of the Borrower with any other person, other than a merger or consolidation which would result in the voting securities of the Borrower outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted or exchanged for voting securities of the surviving or resulting entity) more than 60% of the combined voting power of the voting securities of the Borrower or such surviving or resulting entity outstanding after such merger or consolidation; and/or

                  (vi) the shareholders of the Borrower approve a plan of complete liquidation of the Borrower or an agreement or agreements for the sale or disposition by the Borrower of all or substantially all of the Borrower's assets.

         "CLOSING DATE" shall mean the date, on or after the Effective Date, upon which the conditions specified in section 6.1 are satisfied.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the Effective Date and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

         "COLLATERAL" shall mean any collateral covered by any Security
Document.

         "COLLATERAL AGENT" shall mean the Administrative Agent acting as Collateral Agent for the Lenders pursuant to the Security Documents.

         "COMMITMENT" shall mean, with respect to each Lender, its Term Loan Commitment, its General Revolving Commitment, and/or its Swing Line Revolving Commitment, as applicable.

         "COMMITMENT FEES" shall have the meaning provided in section 4.1(a).

         "CONFIDENTIAL INFORMATION MEMORANDUM" shall have the meaning provided in section 7.8(c).

         "CONSOLIDATED AMORTIZATION EXPENSE" shall mean, for any period, all amortization expenses of the Borrower and its Subsidiaries, all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED CAPITAL EXPENDITURES" shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events amounts expended or capitalized under Capital Leases but excluding any amount representing capitalized interest) by the Borrower and its Subsidiaries during that period that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the consolidated balance sheet of the Borrower and its Subsidiaries.

         "CONSOLIDATED DEPRECIATION EXPENSE" shall mean, for any period, all depreciation expenses of the Borrower and its Subsidiaries, all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED EBIT" shall mean, for any period, Consolidated Net Income for such period; PLUS (A) the sum of the amounts for such period included in determining such Consolidated Net Income of (i) Total Interest Expense, (ii) Total Income Tax Expense, (iii) amortization or write-off of deferred financing costs, and (iv) extraordinary (and other one-time) non-cash losses and charges; LESS (B) gains on sales of assets (excluding sales in the ordinary course of business) and other extraordinary gains and other one-time non-cash gains; all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED EBITDA" shall mean, for any period, the sum of the amounts for such period of (i) Consolidated EBIT, (ii) Consolidated Depreciation Expense, and (iii) Consolidated Amortization Expense, all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP; PROVIDED that, notwithstanding anything to the contrary contained herein, the Borrower's Consolidated EBITDA for any Testing Period shall (x) include the appropriate financial items for any person or business unit which has been acquired by the Borrower for any portion of such Testing Period prior to the date of acquisition (but without giving effect to any credit for unobtained or unrealized gains or any adjustments to overhead in connection with such acquisition), and (y) exclude the appropriate financial items for any person or business unit which has been disposed of by the Borrower, for the portion of such Testing Period prior to the date of disposition.

         "CONSOLIDATED INCOME TAX EXPENSE" shall mean, for any period, all provisions for taxes based on the net income of the Borrower or any of its Subsidiaries (including, without limitation, any additions to such taxes, and any penalties and interest with respect thereto), all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED INTEREST EXPENSE" shall mean, for any period, total interest expense (including that which is capitalized and that which is attributable to Capital Leases, in accordance with GAAP) of the Borrower and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Hedge Agreements, but excluding, however, any amortization of deferred financing costs, all as determined in accordance with GAAP.

         "CONSOLIDATED NET INCOME" shall mean for any period, the net income (or loss), without deduction for minority interests, of the Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, PROVIDED that there shall be excluded therefrom (i) the income, (or loss) of any entity (other than Subsidiaries of the Borrower) in which the Borrower or any of its Subsidiaries has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Subsidiaries during such period, and (ii) the income of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

         "CONSOLIDATED RENTAL EXPENSE" shall mean, for any period, total rental expense of the Borrower and its Subsidiaries, including the interest portion of all Capitalized Leases if such amount is not reflected in Consolidated Interest Expense, all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED NET WORTH" shall mean at any time for the determination thereof (i) all amounts which, in conformity with GAAP, would be included under the caption "total stockholders' equity" (or any like caption) on a consolidated balance sheet of the Borrower as at such date.

         "CONSOLIDATED TOTAL INDEBTEDNESS" shall mean the sum (without duplication) of all Indebtedness of the Borrower and of each of its Subsidiaries, all as determined on a consolidated basis.

         "CREDIT DOCUMENTS" shall mean this Agreement, the Notes, the Subsidiary Guaranty, the Security Documents and any Letter of Credit Document.

         "CREDIT EVENT" shall mean the making of any Loans and/or the issuance of any Letter of Credit.

         "CREDIT PARTY" shall mean the Borrower and each of its Subsidiaries which is a party to any Credit Document.

         "CURRENT HOLDER GROUP" shall mean (i) those persons who are officers and directors of the Borrower at the Effective Date, (ii) the spouses, heirs, legatees, descendants and blood relatives to the third degree of consanguinity of any such person, (iii) the executors and administrators of the estate of any such person, and any court appointed guardian of any such person, (iv) any trust for the benefit of any such person referred to in the foregoing clauses (i) and
(ii) or any other persons, so long as one or more members of the Current Holder Group has the exclusive right to control the voting and disposition of securities held by such trust, and (v) the Pittsburgh Investment Group LLC.

         "DEFAULT" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "DEFAULTING LENDER" shall mean any Lender with, respect to which a Lender Default is in effect.

         "DESIGNATED HEDGE AGREEMENT" shall mean any Hedge Agreement to which the Borrower or any of its Subsidiaries is a party which, pursuant to a written instrument signed by the Administrative Agent, has been designated as a Designated Hedge Agreement so that the Borrower's or Subsidiaries's counterparty's credit exposure thereunder will be entitled to share in the benefits of the Subsidiary Guaranty and the Security Documents to the extent the Subsidiary Guaranty and such Security Documents provide guarantees or security for creditors of the Borrower or any Subsidiary under Designated Hedge Agreements. The Administrative Agent may, without the approval or consent of the Lenders, designate a Hedge Agreement as a Designated Hedge Agreement if the counterparty is a Lender or an Affiliate of a Lender and the maximum credit exposure of such counterparty under such Hedge Agreement to the Borrower and its Subsidiaries, when taken together with the maximum credit exposure under all other Hedge Agreements which are Designated Hedge Agreements, is reasonably determined by the Administrative Agent, in accordance with its own customary valuation practices, not to exceed $4,000,000 in the aggregate; however, if the counterparty is not a Lender or an Affiliate of a Lender, or such credit exposure is so determined by the Administrative Agent to be such that the aggregate credit exposure under all Designated Hedge Agreements would be greater than $4,000,000 if such Hedge Agreement were to be a Designated Hedge Agreement, the Administrative Agent shall only designate the Hedge Agreement involving such counterparty as a Designated Hedge Agreement if the Administrative Agent is instructed to do so by the Required Lenders. The Administrative Agent may impose as a condition to any designation of a Designated Hedge Agreement a requirement that the counterparty enter into an intercreditor or similar agreement with the Administrative Agent under which recoveries from the Borrower and its Subsidiaries with respect to such Designated Hedge Agreement will be shared in a manner consistent with the provisions of section 10.3 hereof.

         "DOLLARS", "U.S. DOLLARS" and the sign "$" each means lawful money of the United States.

         "DOMESTIC LENDING OFFICE" shall mean, with respect to any Lender, the office of such Lender specified as its Domestic Lending Office in Annex I or in the Assignment Agreement pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

         "DOMESTIC SUBSIDIARY" shall mean any Subsidiary organized under the laws of the United States of America, any State thereof, the District of Columbia, or any United States possession, the chief executive office and principal place of business of which is located in, and which conducts the majority of its business within, the United States of America and its territories and possessions.

         "EFFECTIVE DATE" shall have the meaning provided in section 12.10.

         "ELIGIBLE TRANSFEREE" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined in SEC Regulation D), in each case which (i) is not disapproved in writing by the Borrower in a notice given to a requesting Lender and the Administrative Agent, specifying the reasons for such disapproval, within five Business Days following the giving of notice to the Borrower of the identity of any proposed transferee (any such disapproval by the Borrower must be reasonable), PROVIDED that the Borrower shall not be entitled to exercise the foregoing right of disapproval if and so long as (x) any Event of Default shall have occurred and be continuing, or (y) any of the financial covenants contained in this Agreement shall have been waived or modified following a deterioration in the financial condition or results of operations of the Borrower and its Subsidiaries; and (ii) is not a direct competitor of the Borrower or engaged in the same or similar business as the Borrower, or any of its respective Subsidiaries or is not an Affiliate of any such competitors of the Borrower or any of its respective Subsidiaries.

         "ENVIRONMENTAL CLAIMS" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued under any such law (hereafter "CLAIMS"), including, without limitation, (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the storage, treatment or Release (as defined in CERCLA) of any Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

         "ENVIRONMENTAL LAW" shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy and rule of common law now or hereafter in effect and in each case as amended, and any binding and enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment issued to or rendered against the Borrower or any of its Subsidiaries relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. ss. 2601 ET SEQ.; the Clean Air Act, 42 U.S.C. ss. 7401 ET SEQ.; the Safe Drinking Water Act, 42 U.S.C. ss. 3803 ET SEQ.; the Oil Pollution Act of 1990, 33 U.S.C. ss. 2701 ET SEQ.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. ss. 11001 ET SEQ., the Hazardous Material Transportation Act, 49 U.S.C. ss. 1801 ET SEQ. and the Occupational Safety and Health Act, 29 U.S.C. ss. 651 ET SEQ. (to the extent it regulates occupational exposure to Hazardous Materials); and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the Effective Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

         "ERISA AFFILIATE" shall mean each person (as defined in section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" (i) within the meaning of section 414(b),(c),
(m) or (o) of the Code or (ii) as a result of the Borrower or a Subsidiary of the Borrower being or having been a general partner of such person.

         "EURODOLLAR LENDING OFFICE" shall mean, with respect to any Lender, the office of such Lender specified as its Eurodollar Lending Office in Annex I or in the Assignment Agreement pursuant to which it became a Lender, or such other office or offices for Eurodollar Loans of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

         "EURODOLLAR LOANS" shall mean each Loan bearing interest at the rates provided in section 2.7(b).

         "EURODOLLAR RATE" shall mean with respect to each Interest Period for a Eurodollar Loan, (A) either (i) the rate per annum for deposits in Dollars of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loan for which an interest rate is then being determined for a maturity most nearly comparable to such Interest Period which appears on page 3750 of the Dow Jones Telerate Screen as of 11:00 A.M. (local time at the Notice Office) on the date which is two Business Days prior to the commencement of such Interest Period, or (ii) if such a rate does not appear on such page, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in Dollars are offered to each of the Reference Banks by prime banks in the London interbank Eurodollar market for deposits of amounts in Dollars in same day funds comparable to the outstanding principal amount of the Eurodollar Loan for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Loan, determined as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period, in each case divided (and rounded upward to the nearest whole multiple of 1/16th of 1%) by (B) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves and without benefit of credits for proration, exceptions or offsets which may be available from time to time) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

         "EVENT OF DEFAULT" shall have the meaning provided in section 10.1.

         "EXISTING INDEBTEDNESS" shall have the meaning provided in section 7.18.

         "EXISTING INDEBTEDNESS AGREEMENTS" shall have the meaning provided in section 7.18.

         "EXISTING LETTER OF CREDIT" shall have the meaning provided in section 3.1(d).

         "FACING FEE" shall have the meaning provided in section 4.1(c).

         "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

         "FEES" shall mean all amounts payable pursuant to, or referred to in, section 4.1.

         "FINANCIAL PROJECTIONS" shall have the meaning provided in section 7.8(c).

         "FIXED CHARGE COVERAGE RATIO" shall mean, for any Testing Period, the ratio of

                  (i) Consolidated EBITDA plus Consolidated Rental Expense for such Testing Period,

         to

                  (ii) the sum of (A) Consolidated Interest Expense, (B) Consolidated Rental Expense, (C) Consolidated Tax Expense, (D) Consolidated Capital Expenditures, (E) scheduled or mandatory repayments, prepayments or redemptions of the principal of Indebtedness (including required reductions in committed credit facilities), (F) without duplication of any amount included under the preceding clause
         (E), scheduled payments representing the principal portion of Capitalized Lease Obligations, and (G) the sum of all payments for dividends, stock repurchases or other retirements, and other purposes described in section 9.6, if any, in each case on a consolidated basis for the Borrower and its Subsidiaries for such Testing Period

; PROVIDED that, notwithstanding anything to the contrary contained herein, the Borrower's Fixed Charge Coverage Ratio for any Testing Period shall (x) include the appropriate financial items for any person or business unit which has been acquired by the Borrower for any portion of such Testing Period prior to the date of acquisition, and (y) exclude the appropriate financial items for any person or business unit which has been disposed of by the Borrower, for the portion of such Testing Period prior to the date of disposition.

         "FOREIGN SUBSIDIARY" shall mean any Subsidiary (i) which is not incorporated in the United States and substantially all of whose assets and properties are located, or substantially all of whose business is carried on, outside the United States, or (ii) substantially all of whose assets consist of Subsidiaries that are Foreign Subsidiaries as defined in clause (i) of this definition.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time; it being understood and agreed that determinations in accordance with GAAP for purposes of section 9, including defined terms as used therein, are subject (to the extent provided therein) to section 1.3 and 12.7(a).

         "GENERAL REVOLVING BORROWING" shall mean the incurrence of General Revolving Loans consisting of one Type of Loan, by the Borrower from all of the Lenders having Commitments in respect thereof on a PRO RATA basis on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period.

         "GENERAL REVOLVING COMMITMENT" shall mean, with respect to each Lender, the amount, if any, set forth opposite such Lender's name in Annex I as its "General Revolving Commitment" as the same may be reduced from time to time pursuant to section 4.2, 4.3 and/or 10 or adjusted from time to time as a result of assignments to or from such Lender pursuant to section 12.4.

         "GENERAL REVOLVING FACILITY" shall mean the credit facility evidenced by the Total General Revolving Commitment.

         "GENERAL REVOLVING FACILITY PERCENTAGE" shall mean at any time for any Lender with a General Revolving Commitment, the percentage obtained by dividing such Lender's General Revolving Commitment by the Total General Revolving Commitment, PROVIDED, that if the Total General Revolving Commitment has been terminated, the General Revolving Facility Percentage for each Lender with a General Revolving Commitment shall be determined by dividing such Lender's General Revolving Commitment immediately prior to such termination by the Total General Revolving Commitment immediately prior to such termination.

         "GENERAL REVOLVING LOAN" shall have the meaning provided in section 2.1(b).

         "GENERAL REVOLVING NOTE" shall have the meaning provided in section 2.4(a).

         "GRF COMMITMENT FEE" shall have the meaning provided in section 4.1(a).

         "GUARANTY OBLIGATIONS" shall mean as to any person (without duplication) any obligation of such person guaranteeing any Indebtedness ("PRIMARY INDEBTEDNESS") of any other person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such person, whether or not contingent, (a) to purchase any such primary Indebtedness or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary Indebtedness or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary Indebtedness of the ability of the primary obligor to make payment of such primary Indebtedness, or
(d) otherwise to assure or hold harmless the owner of such primary Indebtedness against loss in respect thereof, PROVIDED, HOWEVER, that the term Guaranty Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary Indebtedness in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such person is required to perform thereunder) as determined by such person in good faith.

         "HEDGE AGREEMENT" shall mean (i) any interest rate swap agreement, any interest rate cap agreement, any interest rate collar agreement or other similar agreement or arrangement designed to protect against fluctuations in interest rates, and (ii) any currency swap agreement, forward currency purchase agreement or similar agreement or arrangement designed to protect against fluctuations in currency exchange rates.

         "HAZARDOUS MATERIALS" shall mean (i) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (ii) any chemicals, materials or substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "restricted hazardous materials", "extremely hazardous wastes", "restrictive hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar meaning and regulatory effect, under any applicable Environmental Law.

         "INDEBTEDNESS" of any person shall mean without duplication:

                  (i)      all indebtedness of such person for borrowed money,

                  (ii) all bonds, notes, debentures and similar debt securities of such person,

                  (iii) the deferred purchase price of capital assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such person,

                  (iv) the face amount of all letters of credit issued for the account of such person and, without duplication, all drafts drawn thereunder,

                  (v) all Indebtedness of a second person secured by any Lien on any property owned by such first person, whether or not such indebtedness has been assumed, but only to the extent of the fair value of such property if such Indebtedness has not been assumed,

                  (vi)     all Capitalized Lease Obligations of such person,

                  (vii) the present value, determined on the basis of the implicit interest rate, of all basic rental obligations under all "synthetic" leases (I.E. leases accounted for by the lessee as operating leases under which the lessee is the "owner" of the leased property for Federal income tax purposes),

                  (viii) all obligations of such person to pay a specified purchase price for goods or services whether or not delivered or accepted, I.E., take-or-pay and similar obligations,

                  (ix) all net obligations of such person under Hedge Agreements and

                  (x) the full outstanding balance of trade receivables, notes or other instruments sold with full or limited recourse (to the extent of such recourse), other than solely for purposes of collection of delinquent accounts, and

                  (xi)     all Guaranty Obligations of such person,

PROVIDED that neither trade payables and accrued expenses, in each case arising in the ordinary course of business, nor obligations in respect of insurance policies or performance or surety bonds which themselves are not guarantees of Indebtedness (nor drafts, acceptances or similar instruments evidencing the same nor obligations in respect of letters of credit supporting the payment of the same), shall constitute Indebtedness.

         "INITIAL ACQUISITION" shall mean each of the three separate acquisitions of BRITCO, Inc., TBS Printware Corporation, and Minnesota Western/Creative Office Products, Inc., respectively, contemplated by the Initial Acquisition Documents relating thereto.

         "INITIAL ACQUISITION DOCUMENTS" shall mean (i) the Agreement and Plan of Reorganization, dated as of November 26, 1997, among the Borrower, MCSC Texas Acquisition Corporation, BRITCO, Inc., Gretchen K. Ferguson, and Charles L. Ferguson, all ancillary agreements between or among any of such parties related thereto, including, without limitation, any "side letters", and the "disclosure schedule" or similar document furnished to the Borrower pursuant to such Agreement; (ii) the Agreement and Plan of Reorganization, among the Borrower, MCSC California Acquisition Corporation, Minnesota Western/Creative Office Products, Inc. and the Stockholders named therein, all ancillary agreements between or among any of such parties related thereto, including, without limitation, any "side letters", and the "disclosure schedule" or similar document furnished to the Borrower pursuant to such Agreement; and (iii) the Agreement and Plan of Reorganization, among the Borrower, MCSC Fremont Acquisition Corporation, TBS Computer Printware Corporation and the Stockholders named therein, all ancillary agreements between or among any of such parties related thereto, including, without limitation, any "side letters", and the "disclosure schedule" or similar document furnished to the Borrower pursuant to such Agreement.

         "INTEREST PERIOD" with respect to any Eurodollar Loan shall mean the interest period applicable thereto, as determined pursuant to section 2.8.

         "LEASEHOLDS" of any person means all the right, title and interest of such person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

         "LENDER" shall have the meaning provided in the first paragraph of this Agreement.

         "LENDER DEFAULT" shall mean (i) the refusal (which has not been retracted) of a Lender in violation of the requirements of this Agreement to make available its portion of any incurrence of Loans, to fund its portion of any Swing Line Participation Amount under section 2.6(b), or to fund its portion of any unreimbursed payment under section 3.4(c); or (ii) a Lender having notified the Administrative Agent and/or the Borrower that it does not intend to comply with the obligations under section 2.1, section 2.6(a) and/or section 3.4(c), in the case of either (i) or (ii) as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority.

         "LENDER REGISTER" shall have the meaning provided in section 12.16.

         "LETTER OF CREDIT" shall have the meaning provided in section 3.1(a).

         "LETTER OF CREDIT DOCUMENTS" shall have the meaning specified in section 3.2(a).

         "LETTER OF CREDIT FEE" shall have the meaning provided in section
4.1(b).

         "LETTER OF CREDIT ISSUER" shall mean (i) in respect of each Existing Letter of Credit, the Lender that has issued same as of the Effective Date; and (ii) in respect of any other Letter of Credit, (1) NCB, and/or (2) such other Lender that is requested, and agrees, to so act by the Borrower, and is approved by the Administrative Agent.

         "LETTER OF CREDIT OUTSTANDINGS" shall mean, at any time, the sum, without duplication, of (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings.

         "LETTER OF CREDIT REQUEST" shall have the meaning provided in section 3.2(a).

         "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

         "LOAN" shall mean a Term Loan, a General Revolving Loan or a Swing Line Revolving Loan, as applicable..

         "MARGIN STOCK" shall have the meaning provided in Regulation U.

         "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of, when used with reference to the Borrower and/or any of its Subsidiaries, the Borrower and its Subsidiaries, taken as a whole, or when used with reference to any other person, such person and its Subsidiaries, taken as a whole, as the case may be.

         "MATERIAL SUBSIDIARY" shall mean,, at any time, with reference to any person, any Subsidiary of such person (i) that has assets at such time comprising 10% or more of the consolidated assets of such person and its Subsidiaries, or (ii) whose operations in the current fiscal year are expected to, or whose operations in the most recent fiscal year did (or would have if such person had been a Subsidiary for such entire fiscal year), represent 10% or more of the consolidated earnings before interest, taxes, depreciation and amortization of such person and its Subsidiaries for such fiscal year.

         "MATURITY DATE" shall mean the Business Day in December 2000 which occurs immediately prior to the third anniversary of the Closing Date, unless earlier terminated.

         "MINIMUM BORROWING AMOUNT" shall mean

                  (i) for General Revolving Loans which are (A) Prime Rate Loans, $500,000, with minimum increments thereafter of $100,000, or (B) Eurodollar Loans, $3,000,000, with minimum increments thereafter of $1,000,000;

                  (ii) for Term Loans which are (A) Prime Rate Loans, $500,000, with minimum increments thereafter of $100,000, or (B) Eurodollar Loans, $3,000,000, with minimum increments thereafter of $1,000,000; and

                  (iii) for Swing Line Revolving Loans, $100,000, with minimum increments thereafter of $50,000.

         "MOODY'S" shall mean Moody's Investors Service, Inc. and its successors.

         "MULTIEMPLOYER PLAN" shall mean a multiemployer plan, as defined in section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding three plan years made or accrued an obligation to make contributions.

         "MULTIPLE EMPLOYER PLAN" shall mean an employee benefit plan, other than a Multiemployer Plan, to which the Borrower or any ERISA Affiliate, and one or more employers other than the Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Borrower or an ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

         "NCB" shall mean National City Bank, a national banking association, together with its successors and assigns.

         "NET CASH PROCEEDS" shall mean, with respect to any Asset Sale, the Cash Proceeds resulting therefrom net of (i) reasonable and customary expenses of sale incurred in connection with such Asset Sale, and other reasonable and customary fees and expenses incurred, and all state, and local taxes paid or reasonably estimated to be payable by such person, as a consequence of such Asset Sale and the payment of principal, premium and interest of Indebtedness secured by the asset which is the subject of the Asset Sale and required to be, and which is, repaid under the terms thereof as a result of such Asset Sale, (ii) amounts of any distributions payable to holders of minority interests in the relevant person or in the relevant property or assets and (iii) incremental income taxes paid or payable as a result thereof.

         "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "NON-DEFAULTING LENDER" shall mean each Lender other than a Defaulting Lender.

         "NOTE" shall mean a Term Note, a General Revolving Note or a Swing Line Revolving Note, as applicable.

         "NOTICE OF BORROWING" shall have the meaning provided in section
2.2(a).

         "NOTICE OF CONVERSION" shall have the meaning provided in section 2.5.

         "NOTICE OFFICE" shall mean the office of the Administrative Agent at National City Center, 1900 East Ninth Street, Cleveland, Ohio 44114,
Attention: Agency Services (telephone: (216) 575-2398; facsimile: (216) 575-9396), or such other office, located in a city in the United States Eastern Time Zone, as the Administrative Agent may designate to the Borrower from time to time.

         "OBLIGATIONS" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Administrative Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

         "PARTICIPANT" shall have the meaning provided in section 3.4(a).

         "PAYMENT OFFICE" shall mean the office of the Administrative Agent at National City Center, 1900 East Ninth Street, Cleveland, Ohio 44114,
Attention: Agency Services/Money Desk Manager (telephone: (216) 575-2578; facsimile: (216) 575-2481), or such other office, located in a city in the United States Eastern Time Zone, as the Administrative Agent may designate to the Borrower from time to time.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

         "PERCENTAGE" shall mean at the Term Loan Percentage, the General Revolving Percentage or the Swing Line Revolving Percentage, as applicable.

         "PERMITTED ACQUISITION" shall mean and include any Acquisition as to which all of the following conditions are satisfied:

                  (A) if it involves the acquisition of a person whose primary business lines include computer consumables, LCD presentation products, and/or the provision of video conferencing equipment, or the acquisition of assets comprising any such lines of business (it being understood that secondary lines of business may be included in any such acquisition):

                           (1) at least 40% of the aggregate consideration for
                  such transaction consists of common stock of the Borrower (it being understood that the measurement of the aggregate consideration for a transaction includes the principal amount of any assumed Indebtedness and (without duplication) any Indebtedness of any acquired person or persons);

                           (2)      the PRO FORMA ratio of

                                    (x) the Consolidated Total Indebtedness of
                           the Borrower and the Indebtedness which is to be incurred to acquire, or which is being directly or indirectly assumed in connection with the acquisition of, such acquired business, on a combined basis, to

                                    (y) the Borrower's Consolidated EBITDA and
                           the earnings before interest, taxes, depreciation and amortization of the acquired business, on a combined basis (but without giving effect to any credit for unobtained or unrealized gains or any adjustments to overhead in connection with such acquisition), is less than 3.25 to 1.00, such ratio being determined on a pro forma basis, as if such acquisition had been completed at the beginning of the most recent period of four consecutive fiscal quarters of the Borrower for which financial information is available and has been delivered to the Lenders, and any such Indebtedness had been outstanding for such period; and

                           (3) at least five Business Days prior to the
                  completion of such transaction the Borrower has delivered to the Lenders a certificate of a responsible financial or accounting officer of the Borrower demonstrating, in reasonable detail, the computation of such pro forma ratio; or

                  (B) if such transaction does not meet the requirements of clause (A) above, the cumulative aggregate consideration for such transaction and all other Permitted Acquisitions effected by the Borrower and its Subsidiaries after the Effective Date pursuant to this clause (B) would exceed $5,000,000 (it being understood that the measurement of the aggregate consideration for a transaction includes all payments and/or exchanges of stock, cash, securities and/or other property and the principal amount of any assumed Indebtedness and (without duplication) any Indebtedness of any acquired person or persons), UNLESS the Required Lenders specifically approve or consent to such transaction in writing; and

                  (C) such transaction is not actively opposed by the Board of Directors (or similar governing body) of the selling person or the person whose equity interests are to be acquired, UNLESS all of the Lenders consent to such transaction;

PROVIDED, that the term Permitted Acquisition specifically excludes (x) the Initial Acquisitions and (y) any loans, advances or minority investments otherwise permitted pursuant to section 9.5.

         "PERMITTED LIENS" shall mean Liens permitted by section 9.3.

         "PERSON" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

         "PLAN" shall mean any multiemployer or single-employer plan as defined in section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute by) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, or a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

         "PLEDGE AGREEMENT" shall have the meaning provided in section 6.1(c).

         "PRIME RATE" shall mean, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the greater of (i) the rate of interest established by NCB in Cleveland, Ohio, from time to time, as its prime rate, whether or not publicly announced, which interest rate may or may not be the lowest rate charged by it for commercial loans or other extensions of credit; and (ii) the Federal Funds Effective Rate in effect from time to time PLUS 1/2 of 1% per annum.

         "PRIME RATE LOAN" shall mean each Loan bearing interest at the rate provided in section 2.7(a).

         "PROHIBITED TRANSACTION" shall mean a transaction with respect to a Plan that is prohibited under section 4975 of the Code or section 406 of ERISA and not exempt under section 4975 of the Code or section 408 of ERISA.

         "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. sections 6901 ET SEQ.

         "REAL PROPERTY" of any person shall mean all of the right, title and interest of such person in and to land, improvements and fixtures, including Leaseholds.

         "REFERENCE BANKS" shall mean (i) NCB and (ii) any other Lender or Lenders selected as a Reference Bank by the Administrative Agent and the Required Lenders, PROVIDED, that if any of such Reference Banks is no longer a Lender, such other Lender or Lenders as may be selected by the Administrative Agent acting on instructions from the Required Lenders.

         "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

         "REGULATION U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

         "REPORTABLE EVENT" shall mean an event described in section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection .13, .14, .16, .18, .19 or
 .20 of PBGC Regulation section 2615.

         "REQUIRED LENDERS" shall mean Non-Defaulting Lenders whose outstanding General Revolving Loans and Term Loans and Unutilized General Revolving Commitments and Unutilized Term Loan Commitments constitute at least 66+2/3% of the sum of the total outstanding General Revolving Loans and Term Loans and Unutilized General Revolving Commitments and Unutilized Term Loan Commitments of Non-Defaulting Lenders (PROVIDED that, for purposes hereof, neither the Borrower, nor any of its Affiliates, shall be included in
(i) the Lenders holding such amount of such Loans or having such amount of such Unutilized Commitments, or (ii) determining the aggregate unpaid principal amount of such Loans or such Unutilized Commitments).

         "REVOLVING BORROWING" shall mean a General Revolving Borrowing or a Swing Line Revolving Borrowing, as applicable.

         "REVOLVING LOAN" shall mean a General Revolving Loan and/or a Swing Line Revolving Loan.

         "SALE AND LEASE-BACK TRANSACTION" shall mean any arrangement with any person providing for the leasing by the Borrower or any Subsidiary of the Borrower of any property (except for temporary leases for a term, including any renewal thereof, of not more than one year and except for leases between the Borrower and a Subsidiary or between Subsidiaries), which property has been or is to be sold or transferred by the Borrower or such Subsidiary to such person.

         "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., and its successors.

         "SEC" shall mean the United States Securities and Exchange
Commission.

         "SEC REGULATION D" shall mean Regulation D as promulgated under the Securities Act of 1933, as amended, as the same may be in effect from time to time.

         "SECTION 5.4(b)(ii) CERTIFICATE" shall have the meaning provided in section 5.4(b)(ii).

         "SECURITY AGREEMENT" shall have the meaning provided in section
6.1(c).

         "SECURITY DOCUMENTS" shall mean the Security Agreement, the Pledge Agreement and each other document pursuant to which any Lien or security interest is granted by any Credit Party to the Collateral Agent as security for any of the Obligations.

         "STANDARD PERMITTED LIENS" shall mean the following:

                  (i) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Borrower) have been established;

                  (ii) Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's, landlord's, materialmen's and mechanics' Liens ,and other similar Liens arising in the ordinary course of business, which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower or any Subsidiary;

                  (iii) Liens created by this Agreement or the other Credit Documents;

                  (iv) Liens (x) in existence on the Closing Date which are listed, and the Indebtedness secured thereby and the property subject thereto on the Closing Date described, in Annex IV, or (y) arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any such Liens, PROVIDED that the principal amount of such Indebtedness is not increased and such Indebtedness is not secured by any additional assets;

                  (v) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under section 10.1(g);

                  (vi) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; and mechanic's Liens, carrier's Liens, and other Liens to secure the performance of tenders, statutory obligations, contract bids, government contracts, performance and return-of-money bonds and other similar obligations, incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), whether pursuant to statutory requirements, common law or consensual arrangements;

                  (vii) Leases or subleases granted to others not interfering in any material respect with the business of the Borrower or any of its Subsidiaries and any interest or title of a lessor under any lease not in violation of this Agreement;

                  (viii) easements, rights-of-way, zoning or deed restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries considered as an entirety; and

                  (ix) Liens arising from financing statements regarding property subject to leases not in violation of the requirements of this Agreement, PROVIDED that such Liens are only in respect of the property subject to, and secure only, the respective lease (and any other lease with the same or an affiliated lessor);

         "STATED AMOUNT" of each Letter of Credit shall mean the maximum available to be drawn thereunder (regardless of whether any conditions or other requirements for drawing could then be met).

         "SUBSIDIARY" of any person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of the Borrower.

         "SUBSIDIARY GUARANTOR" shall mean any Subsidiary which is a party to the Subsidiary Guaranty.

         "SUBSIDIARY GUARANTY" shall have the meaning provided in section
6.1(c).

         "SUBORDINATED INDEBTEDNESS" shall mean any Indebtedness which has been subordinated to the Obligations in such manner and to such extent as the Administrative Agent (acting on instructions from the Required Lenders) may require.

         "SWING LINE PARTICIPATION AMOUNT" shall have the meaning provided in section 2.6(b).

         "SWING LINE REVOLVING LOAN" shall have the meaning provided in section 2.1.

         "SWING LINE REVOLVING BORROWING" shall mean the incurrence of Swing Line Revolving Loans by the Borrower from all of the Lenders having Commitments in respect thereof on a PRO RATA basis on a given date.

         "SWING LINE REVOLVING COMMITMENT" shall mean, with respect to each Lender, the amount, if any, set forth opposite such Lender's name in Annex I as its "Swing Line Revolving Commitment" as the same may be reduced from time to time pursuant to sections 4.2, 4.3 and/or 10 or adjusted from time to time as a result of assignments to or from such Lender pursuant to section 12.4.

         "SWING LINE REVOLVING FACILITY" shall mean the credit facility evidenced by the Total Swing Line Revolving Commitment.

         "SWING LINE REVOLVING PERCENTAGE" shall mean at any time for any Lender with a Swing Line Revolving Commitment, the percentage obtained by dividing such Lender's Swing Line Revolving Commitment by the Total Swing Line Revolving Commitment, PROVIDED, that if the Total Swing Line Revolving Commitment has been terminated, the Swing Line Revolving Percentage for each Lender with a Swing Line Revolving Commitment shall be determined by dividing such Lender's Swing Line Revolving Commitment immediately prior to such termination by the Total Swing Line Revolving Commitment immediately prior to such termination.

         "SWING LINE REVOLVING NOTE" shall have the meaning provided in section 2.5(a).

         "TERM LOAN" shall have the meaning provided in section 2.1.

         "TERM LOAN BORROWING" shall mean the incurrence of Term Loans consisting of one Type of Loan, by the Borrower from all of the Lenders having Commitments in respect thereof on a PRO RATA basis on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period.

         "TERM LOAN COMMITMENT" shall mean, with respect to each Lender, the amount, if any, set forth opposite such Lender's name in Annex I as its "Term Loan Commitment" as the same may be reduced from time to time pursuant to sections 4.2, 4.3 and/or 10 or adjusted from time to time as a result of assignments to or from such Lender pursuant to section 12.4.

         "TERM LOAN FACILITY" shall mean the credit facility evidenced by the Total Term Loan Commitment.

         "TERM LOAN PERCENTAGE" shall mean at any time for any Lender with a Term Commitment, the percentage obtained by dividing such Lender's Term Commitment by the Total Term Loan Commitment, PROVIDED, that if the Total Term Loan Commitment has been terminated, the Term Loan Percentage for each Lender with a Term Loan Commitment shall be determined by dividing such Lender's Term Loan Commitment immediately prior to such termination by the Total Term Loan Commitment immediately prior to such termination.

         "TERM NOTE" shall have the meaning provided in section 2.5(a).

         "TESTING PERIOD" shall mean (i) for determinations made prior to September 30, 1998, amounts determined on an annualized basis based on the fiscal year to date through the fiscal quarter then last ended, and (ii) for any determinations made thereafter a single period consisting of the four consecutive fiscal quarters of the Borrower then last ended (whether or not such quarters are all within the same fiscal year).

         "TF COMMITMENT FEE" shall have the meaning provided in section
4.1(a).

         "TOTAL COMMITMENT" shall mean the sum of the Total General Revolving Commitment, the Total Swing Line Revolving Commitment and the Total Term Loan Commitment.

         "TOTAL GENERAL REVOLVING COMMITMENT" shall mean the sum of the General Revolving Commitments of the Lenders.

         "TOTAL SWING LINE REVOLVING COMMITMENT" shall mean the sum of the Swing Line Revolving Commitments of the Lenders.

         "TOTAL TERM LOAN COMMITMENT" shall mean the sum of the Term Loan Commitments of the Lenders.

         "TYPE" shall mean any type of Loan determined with respect to the interest option applicable thereto, I.E., a Prime Rate Loan or Eurodollar Loan.

         "UCC" shall mean the Uniform Commercial Code.

         "UNFUNDED CURRENT LIABILITY" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

         "UNITED STATES" and "U.S." each means United States of America.

         "UNPAID DRAWING" shall have the meaning provided in section 3.3(a).

         "UNUTILIZED COMMITMENT" for any Lender at any time shall mean the excess of (i) such Lender's Commitment at such time over (ii) the sum of the principal amount of Loans made by such Lender and outstanding at such time and (y) if such Lender has a General Revolving Commitment, such Lender's General Revolving Facility Percentage of Letter of Credit Outstandings at such time.

         "UNUTILIZED TOTAL COMMITMENT" shall mean, at any time, the excess of
(i) the Total Commitment at such time over (ii) the sum of (x) the aggregate principal amount of all Loans then outstanding plus (y) the aggregate Letter of Credit Outstandings at such time.

         "UNUTILIZED TOTAL GENERAL REVOLVING COMMITMENT" shall mean, at any time, the excess of (i) the Total General Revolving Commitment at such time over (ii) the sum of (x) the aggregate principal amount of all General Revolving Loans then outstanding plus (y) the aggregate Letter of Credit Outstandings at such time.

         "UNUTILIZED TOTAL SWING LINE REVOLVING COMMITMENT" shall mean, at any time, the excess of (i) the Total Swing Line Revolving Commitment at such time over (ii) the aggregate principal amount of all Swing Line Revolving Loans then outstanding.

         "UNUTILIZED TOTAL TERM LOAN COMMITMENT" shall mean, at any time, the excess of (i) the Total Term Loan Commitment at such time over (ii) the aggregate principal amount of all Term Loans then outstanding.

         "VALUE" shall mean, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of
(i) the net proceeds of the sale or transfer of the property sold or transferred and then leased pursuant to such Sale and Lease-Back Transaction or (ii) the fair value in the opinion of the Borrower, acting in good faith, of such property at the time of entering into such Sale and Lease-Back Transaction.

         "WHOLLY-OWNED SUBSIDIARY" shall mean each Subsidiary of the Borrower at least 95% of whose capital stock, equity interests and partnership interests, other than director's qualifying shares or similar interests, are owned directly or indirectly by the Borrower.

         "WRITTEN", "WRITTEN" or "IN WRITING" shall mean any form of written communication or a communication by means of telex, facsimile transmission, telegraph or cable.

         1.2. COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

         1.3. ACCOUNTING TERMS. Except as otherwise specifically provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; PROVIDED that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision of section 8 or 9 hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof to such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any such provision hereof for such purposes), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance with the requirements of this Agreement.

         1.4. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any person shall be construed to include such person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to sections, Annexes and Exhibits shall be construed to refer to sections of, and Annexes and Exhibits to, this Agreement, and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all real property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the foregoing.

         1.5. BORROWER MAY RELY ON ADMINISTRATIVE AGENT. Whenever the Borrower receives a written notice or other written communication from the Administrative Agent which purports to be on behalf of the Required Lenders or all Lenders, the Borrower may rely upon such notice or other communication as being authorized by the Required Lenders or all Lenders, as the case may be.

         SECTION 2.        AMOUNT AND TERMS OF LOANS.

         2.1. COMMITMENTS FOR LOANS. Subject to and upon the terms and conditions herein set forth, each Lender severally agrees to make a loan or loans (each a "LOAN" and, collectively, the "LOANS") to the Borrower, which Loans shall be drawn, to the extent such Lender has a commitment under a Facility, under the applicable Facility, as set forth below:

                  (a) TERM LOAN FACILITY. Loans under the Term Loan Facility (each a "TERM LOAN" and, collectively, the "TERM LOANS"): (i) may be incurred by the Borrower at any time and from time to time on and after the Closing Date and prior to the Maturity Date; (ii) may only be incurred to finance Permitted Acquisitions; (iii) in the case of Term Loans incurred to finance a particular Permitted Acquisition, such Term Loans shall be incurred at the time of (or within 10 days following) the completion of the Permitted

         Acquisition, and may not exceed 100% of the cash consideration involved in such Permitted Acquisition (including cash used to retire assumed Indebtedness or Indebtedness of any acquired person); (iv) except as otherwise provided, may, at the option of the Borrower, be incurred and maintained as, or converted into, Term Loans which are Prime Rate Loans or Eurodollar Loans, in each case denominated in Dollars, PROVIDED that all Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Term Loans of the same Type; and (v) shall not exceed for any Lender at any time outstanding such Lender's Term Loan Commitment, if any, at such time. Once prepaid or repaid, Term Loans may not be reborrowed, except that Term Loans which are prepaid in accordance with section 5.2(e) may be reborrowed if, at the time of and in connection with any such prepayment, the Borrower so elects as provided in section 5.2(e).

                  (b) GENERAL REVOLVING FACILITY. Loans under the General Revolving Facility (each a "GENERAL REVOLVING LOAN" and, collectively, the "GENERAL REVOLVING LOANS"): (i) may be incurred by the Borrower at any time and from time to time on and after the Closing Date and prior to the Maturity Date; (ii) if incurred to finance a particular Initial Acquisition, must be incurred at (or within 45 days following) the time such Initial Acquisition is completed in accordance with section 9.2 and/or the date or dates any deferred portion of the consideration payable for such Initial Acquisition is payable, and may not exceed 100% of the cash consideration (including deferred portions thereof) involved in such Initial Acquisition (including cash used to retire assumed Indebtedness or Indebtedness of any acquired person); (iii) except as otherwise provided, may, at the option of the Borrower, be incurred and maintained as, or converted into, General Revolving Loans which are Prime Rate Loans or Eurodollar Loans, in each case denominated in Dollars, PROVIDED that all General Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of General Revolving Loans of the same Type;
         (iv) may be repaid or prepaid and reborrowed in accordance with the provisions hereof; (v) may only be made if after giving effect thereto the Unutilized Total General Revolving Commitment exceeds the outstanding Swing Line Revolving Loans; and (vi) shall not exceed for any Lender at any time outstanding that aggregate principal amount which, when added to the product at such time of (A) such Lender's General Revolving Facility Percentage, TIMES (B) the aggregate Letter of Credit Outstandings, equals the General Revolving Commitment of such Lender at such time.

                  (c) SWING LINE REVOLVING FACILITY. Loans under the Swing Line Revolving Facility (each a "SWING LINE REVOLVING LOAN" and, collectively, the "SWING LINE REVOLVING LOANS"): (i) may be incurred by the Borrower at any time and from time to time on and after the Closing Date and prior to the Maturity Date; (ii) shall be incurred only for working capital requirements of the Borrower and its Subsidiaries;
         (iii) may only be incurred and maintained Swing Line Revolving Loans which are Prime Rate Loans denominated in Dollars; (iv) may be repaid or prepaid and reborrowed in accordance with the provisions hereof; (v) may only be made if after giving effect thereto the Unutilized Total General Revolving Commitment exceeds the outstanding Swing Line Revolving Loans; and (vi) shall not exceed for any Lender at any time outstanding such Lender's Swing Line Revolving Commitment, if any, at such time.

         2.2.     PROCEDURES FOR BORROWING.  (a)   NOTICE OF BORROWING.
Whenever the Borrower desires to incur Loans, it shall give the Administrative Agent at its Notice Office,

                  (A) BORROWINGS OF EURODOLLAR LOANS: prior to 11:00 A.M. (local time at its Notice Office), at least three Business Days' prior written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) of each Borrowing of Eurodollar Loans to be made hereunder, or

                  (B) BORROWINGS OF PRIME RATE LOANS: prior to 11:00 A.M. (local time at its Notice Office) on the proposed date thereof written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) of each Borrowing of Prime Rate Loans to be made hereunder.

Each such notice (each such notice, a "NOTICE OF BORROWING") shall (if requested by the Administrative Agent to be confirmed in writing), be substantially in the form of Exhibit B-1, and in any event shall be irrevocable and shall specify: (i) the Facility under which such Borrowing is to be incurred; (ii) the aggregate principal amount of the Loans to be made pursuant to such Borrowing; (iii) the date of the Borrowing (which shall be a Business Day); (iv) whether the Borrowing shall consist of Prime Rate Loans or Eurodollar Loans; and (v) if the requested Borrowing consists of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall promptly give each Lender which has a Commitment under any applicable Facility written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing under such Facility, of such Lender's proportionate share thereof and of the other matters covered by the Notice of Borrowing relating thereto.

         (b) ACTIONS BY ADMINISTRATIVE AGENT ON TELEPHONE NOTICE. Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower entitled to give telephonic notices under this Agreement on behalf of the Borrower. In each such case, the Administrative Agent's record of the terms of such telephonic notice shall be conclusive absent manifest error.

         (c) MINIMUM BORROWING AMOUNTS, ETC. The aggregate principal amount of each Borrowing by the Borrower shall not be less than the Minimum Borrowing Amount. More than one Borrowing may be incurred by the Borrower on any day under the same and/or any different Facility, PROVIDED that (i) if there are two or more Borrowings on a single day by the Borrower under the same Facility which consist of Eurodollar Loans, each such Borrowing shall have a different initial Interest Period, and (ii) at no time shall there be more than 5 Borrowings of Eurodollar Loans outstanding hereunder.

         (d) PRO RATA BORROWINGS. All Borrowings under a Facility shall be made by the Lenders having Commitments under such Facility PRO RATA on the basis of their respective Commitments under such Facility. It is understood that no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Commitment hereunder.

         2.3. DISBURSEMENT OF FUNDS. (a) No later than 2:00 P.M. (local time at the Payment Office) on the date specified in each Notice of Borrowing relating to Eurodollar Loans, and no later than 2:00 P.M. (local time at the Payment Office) on the date specified in each Notice of Borrowing relating to Prime Rate Loans, each Lender will make available its PRO RATA share, if any, of each Borrowing requested to be made on such date in the manner provided below. All amounts shall be made available to the Administrative Agent in U.S. dollars and immediately available funds at the Payment Office and the Administrative Agent promptly will make available to the Borrower by depositing to its account at the Payment Office the aggregate of the amounts so made available in the type of funds received. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available same to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Lender, the overnight Federal Funds Effective Rate or (y) if paid by the Borrower, the then applicable rate of interest, calculated in accordance with section 2.7, for the respective Loans (but without any requirement to pay any amounts in respect thereof pursuant to section 2.10).

         (b) Nothing herein and no subsequent termination of the Commitments pursuant to section 4.2 or 4.3 shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder and in existence from time to time or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

         2.4. NOTES. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made to it by each Lender shall be evidenced (i) if a Term Loan, by a promissory note of the Borrower substantially in the form of Exhibit A-1 (each a "TERM NOTE" and, collectively, the "TERM NOTES"),
(ii) if a General Revolving Loan, by a promissory note of the Borrower substantially in the form of Exhibit A-2 with blanks appropriately completed in conformity herewith (each a "GENERAL REVOLVING NOTE" and, collectively, the "GENERAL REVOLVING NOTES"), and (iii) if a Swing Line Revolving Loan, by a promissory note of the Borrower substantially in the form of Exhibit A-3 with blanks appropriately completed in conformity herewith (each a "SWING LINE REVOLVING NOTE" and, collectively, the "SWING LINE REVOLVING NOTES").

         (b) The Term Note issued by the Borrower to a Lender with a Term Loan Commitment shall: (i) be executed by the Borrower; (ii) be payable to the order of such Lender and be dated on or prior to the Closing Date (or if later, the date the of the first Term Loan which is outstanding thereunder);
(iii) be payable in the principal amount of Term Loans evidenced thereby;
(iv) mature on the Maturity Date; (v) bear interest as provided in section
2.7 in respect of the Prime Rate Loans or Eurodollar Loans, as the case may be, evidenced thereby; (vi) be subject to mandatory prepayment as provided in section 5.2; and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (c) The General Revolving Note issued by the Borrower to a Lender with a General Revolving Commitment shall: (i) be executed by the Borrower;
(ii) be payable to the order of such Lender and be dated on or prior to the Closing Date (or if later, the date the of the first General Revolving Loan which is outstanding thereunder); (iii) be payable in the principal amount of General Revolving Loans evidenced thereby; (iv) mature on the Maturity Date;
(v) bear interest as provided in section 2.7 in respect of the Prime Rate Loans or Eurodollar Loans, as the case may be, evidenced thereby; (vi) be subject to mandatory prepayment as provided in section 5.2; and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (d) The Swing Line Revolving Note issued by the Borrower to a Lender with a Swing Line Revolving Commitment shall: (i) be executed by the Borrower; (ii) be payable to the order of such Lender and be dated on or prior to the Closing Date (or if later, the date the of the first Swing Line Revolving Loan which is outstanding thereunder); (iii) be payable in the principal amount of Swing Line Revolving Loans evidenced thereby; (iv) mature on the Maturity Date; (v) bear interest as provided in section 2.7 in respect of the Prime Rate Loans evidenced thereby; (vi) be subject to mandatory prepayment as provided in section 5.2; and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (e) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of its Note, endorse on the reverse side thereof or the grid attached thereto the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation shall not affect the Borrower's obligations in respect of such Loans.

         2.5. CONVERSIONS OF GENERAL REVOLVING LOANS AND TERM LOANS. The Borrower shall have the option to convert on any Business Day all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of its General Revolving Loans and/or Term Loans of one Type owing by it pursuant to a single Facility into a Borrowing or Borrowings pursuant to the same Facility of another Type of Loans which can be made pursuant to such Facility, PROVIDED that: (i) no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto; (ii) any conversion of Eurodollar Loans into Prime Rate Loans shall be made on, and only on, the last day of an Interest Period for such Eurodollar Loans; (iii) Prime Rate Loans may only be converted into Eurodollar Loans if no Default under section 10.1(a) or Event of Default is in existence on the date of the conversion unless the Required Lenders otherwise agree; and (iv) Borrowings of Eurodollar Loans resulting from this section 2.5 shall conform to the requirements of section 2.2(c). Each such conversion shall be effected by the Borrower giving the Administrative Agent at its Notice Office, prior to 11:00 A.M. (local time at such Notice Office), at least three Business Days' (or prior to 11:00 A.M. (local time at such Notice Office) same Business Day's, in the case of a conversion into Prime Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing if so requested by the Administrative Agent) (each a "NOTICE OF CONVERSION"), substantially in the form of Exhibit B-2, specifying the Loans to be so converted, the Type of Loans to be converted into and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans. For the avoidance of doubt, the prepayment or repayment of any General Revolving Loans out of the proceeds of other General Revolving Loans by the Borrower is not considered a conversion of General Revolving Loans into other General Revolving Loans.

         2.6. REFUNDING OF, OR PARTICIPATION IN, SWING LINE REVOLVING LOANS.
(a) If any Event of Default exists, any Lender which has any Swing Line Revolving Loans owing to it (a "SWING LINE LENDER") may, in its sole and absolute discretion, direct that the Swing Line Revolving Loans owing to it be refunded by delivering a notice to such effect to the Administrative Agent, specifying the aggregate principal amount thereof (a "NOTICE OF SWING LINE REFUNDING"). Promptly upon receipt of a Notice of Swing Line Refunding, the Administrative Agent shall give notice of the contents thereof to the Lenders with General Revolving Commitments and, unless an Event of Default specified in section 10.1(h) in respect of the Borrower has occurred, the Borrower. Each such Notice of Swing Line Refunding shall be deemed to constitute delivery by the Borrower of a Notice of Borrowing requesting General Revolving Loans consisting of Prime Rate Loans in the amount of the Swing Line Revolving Loans to which it relates. Each Lender with a General Revolving Commitment (including the Swing Line Lender giving the Notice of Swing Line Refunding) hereby unconditionally agrees (notwithstanding that any of the conditions specified in section 6.2 hereof or elsewhere in this Agreement shall not have been satisfied, but subject to the provisions of paragraph (b) and (d) below) to make a General Revolving Loan to the Borrower in an amount equal to such Lender's General Revolving Facility Percentage of the aggregate amount of the Swing Line Revolving Loans to which such Notice of Swing Line Refunding relates. Each such Lender shall make the amount of such General Revolving Loan available to the Administrative Agent in immediately available funds at the Payment Office not later than 2:00 P.M. (local time at the Payment Office), if such notice is received by such Lender prior to 11:00 A.M. (local time at its Domestic Lending Office), or not later than 2:00 P.M. (local time at the Payment Office) on the next Business Day, if such notice is received by such Lender after such time. The proceeds of such General Revolving Loans shall be made immediately available to the Swing Line Lender giving such Notice of Swing Line Refunding and applied by it to repay the principal amount of the Swing Line Revolving Loans to which such Notice of Swing Line Refunding related. The Borrower irrevocably and unconditionally agrees that, notwithstanding anything to the contrary contained in this Agreement, General Revolving Loans made as herein provided in response to a Notice of Swing Line Refunding shall constitute General Revolving Loans hereunder consisting of Prime Rate Loans.

         (b) If prior to the time a General Revolving Loan would otherwise have been made as provided above as a consequence of a Notice of Swing Line Refunding, any of the events specified in section 10.1(h) shall have occurred in respect of the Borrower or one or more of the Lenders with General Revolving Commitments shall determine that it is legally prohibited from making a General Revolving Loan under such circumstances, each Lender (other than the Swing Line Lender giving the Notice of Swing Line Refunding), or each Lender (other than such Swing Line Lender) so prohibited, as the case may be, shall, on the date such General Revolving Loan would have been made by it (the "PURCHASE DATE"), purchase an undivided participating interest in the outstanding Swing Line Revolving Loans to which such Notice of Swing Line Refunding related, in an amount (the "SWING LINE PARTICIPATION AMOUNT") equal to such Lender's General Revolving Facility Percentage of such Swing Line Revolving Loans. On the Purchase Date, each such Lender or each such Lender so prohibited, as the case may be, shall pay to the Swing Line Lender, in immediately available funds, such Lender's Swing Line Participation Amount, and promptly upon receipt thereof the Swing Line Lender shall, if requested by such other Lender, deliver to such Lender a participation certificate, dated the date of the Swing Line Lender's receipt of the funds from, and evidencing such Lender's participating interest in such Swing Line Revolving Loans and its Swing Line Participation Amount in respect thereof. If any amount required to be paid by a Lender to the Swing Line Lender pursuant to the above provisions in respect of any Swing Line Participation Amount is not paid on the date such payment is due, such Lender shall pay to the Swing Line Lender on demand interest on the amount not so paid at the overnight Federal Funds Effective Rate from the due date until such amount is paid in full.

         (c) Whenever, at any time after the Swing Line Lender has received from any other Lender such Lender's Swing Line Participation Amount, the Swing Line Lender receives any payment from or on behalf of the Borrower on account of the related Swing Line Revolving Loans, the Swing Line Lender will promptly distribute to such Lender its General Revolving Facility Percentage of such payment on account of its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); PROVIDED, HOWEVER, that in the event such payment received by the Swing Line Lender is required to be returned, such Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

         (d) Each Lender's obligation to make General Revolving Loans and/or to purchase participations in connection with a Notice of Swing Line Refunding (which shall in all events be within such Lender's Unutilized General Revolving Commitment, taking into account all outstanding participations in connection with Swing Line Refundings) shall be subject to the conditions that

             (i) such Lender shall have received a Notice of Swing Line Refunding complying with the provisions hereof; and

             (ii) at the time the Swing Line Revolving Loans which are the subject of such Notice of Swing Line Refunding were made, the Swing Line Lender making the same had no actual written notice from another Lender that an Event of Default had occurred and was continuing);

but otherwise shall be absolute and unconditional, shall be solely for the benefit of the Swing Line Lender which gives such Notice of Swing Line Refunding, and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender, any Credit Party, or any other person, or any Credit Party may have against any Lender or other person, as the case may be, for any reason whatsoever; (B) the occurrence or continuance of a Default or Event of Default; (C) any event or circumstance involving a Material Adverse Effect upon the Borrower; (D) any breach of any Credit Document by any party thereto; or (E) any other circumstance, happening or event, whether or not similar to any of the foregoing.

         2.7. INTEREST. (a) The unpaid principal amount of each Loan which is a Prime Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a fluctuating rate per annum which shall at all times be equal to the Prime Rate in effect from time to time.

         (b) The unpaid principal amount of each Loan which is a Eurodollar Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Applicable Eurodollar Margin (as defined below) for such Loan PLUS the relevant Eurodollar Rate.

         (c) Notwithstanding the above provisions, if a Default under section 10.1(a) or Event of Default is in existence, all outstanding amounts of principal and, to the extent permitted by law, all overdue interest, in respect of each Loan shall bear interest, payable on demand, at a fluctuating rate per annum equal to 2% per annum above the Prime Rate in effect from time to time. If any amount (other than the principal of and interest on the Loans) payable by the Borrower under the Credit Documents is not paid when due, such amount shall bear interest, payable on demand, at a rate per annum equal to the Prime Rate in effect from time to time PLUS 2% per annum.

         (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any prepayment or repayment thereof and shall be payable (i) in respect of each Prime Rate Loan, monthly in arrears on the last Business Day of each calendar month, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto (and in the event section 2.8(a) is hereafter amended to permit the selection of any Interest Period longer than three months, in the case of an Interest Period in excess of three months, on the dates which are successively three months after the commencement of such Interest Period), and (iii) in respect of each Loan, on any prepayment or conversion (on the amount prepaid or converted), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

         (e) All computations of interest hereunder shall be made in accordance with section 12.7(b).

         (f) Each Reference Bank agrees to furnish the Administrative Agent timely information for the purpose of determining the Eurodollar Rate for any Borrowing consisting of Eurodollar Loans. If any one or more of the Reference Banks shall not timely furnish such information, the Administrative Agent shall determine the Eurodollar Rate on the basis of timely information furnished by the remaining Reference Banks. The Administrative Agent upon determining the interest rate for any Borrowing shall promptly notify the Borrower (on behalf of any applicable Borrower) and the Lenders thereof.

         (g) As used herein, the term "APPLICABLE EURODOLLAR MARGIN", as applied to any Loan which is a Eurodollar Loan, means the rate per annum determined by the Administrative Agent in accordance with the Pricing Grid Table which appears below, based on the Borrower's ratio of Consolidated Total Indebtedness to Consolidated EBITDA as referred to in section 9.7, and following provisions. Initially, until changed hereunder in accordance with the following provisions, the Applicable Eurodollar Margin will be 187.50 basis points per annum. Subsequent to the fiscal quarter of the Borrower ended on or nearest to March 31, 1998, the Administrative Agent will determine the Applicable Eurodollar Margin for any Loan in accordance with the Pricing Grid Table, based on the Borrower's ratio of Consolidated Total Indebtedness to Consolidated EBITDA as referred to in section 9.7 and identified in such Table. Changes in the Applicable Eurodollar Margin based upon changes in such ratio shall become effective on the first day of the month following the receipt by the Administrative Agent pursuant to section 8.1(a) or (b) of the financial statements of the Borrower, accompanied by the certificate referred to in section 8.1(c), demonstrating the computation of such ratio, based upon the ratio in effect at the end of the applicable period covered (in whole or in part) by such financial statements; PROVIDED that if any financial statements referred to in section 8.1(a) or (b), or the related certificate referred to in section 8.1(c), are not timely delivered, the Administrative Agent may determine the Applicable Eurodollar Margin based upon a good faith estimate by the Borrower of such ratio as in effect at the end of the applicable period to be covered (in whole or in part) by such financial statements, PROVIDED, FURTHER, that if upon delivery of such delinquent financial statements and related certificate, such financial statements indicate that such good faith estimate was incorrect and, as a result thereof, the Applicable Eurodollar Margin for any Loans was too low at such determination, the Applicable Eurodollar Margin for such Loans shall be increased, as appropriate, with retroactive effect to the date of the change made on the basis of such determination, and the Borrower will immediately pay to the Administrative Agent, for the account of the Lenders having Commitments in respect of the Facility under which such Loans were incurred all additional interest due by reason of such increased Applicable Eurodollar Margin. Any changes in the Applicable Eurodollar Margin shall be determined by the Administrative Agent in accordance with the above provisions and the Administrative Agent will promptly provide notice of such determinations to the Borrower and the Lenders. Any such determination by the Administrative Agent pursuant to this section 2.7(g) shall be conclusive and binding absent manifest error.

                                PRICING GRID TABLE
                           (EXPRESSED IN BASIS POINTS)


--------------------------------------------------------------------------------------
           RATIO OF                        Applicable                   Applicable
CONSOLIDATED TOTAL INDEBTEDNESS/        Eurodollar Margin          Commitment Fee Rate
      CONSOLIDATED EBITDA

>2.75 to 1.00                                 225.00                       37.50
--------------------------------------------------------------------------------------
>2.00 to 1.00 and < 2.75 to                   187.50                       25.00
1.00              -
--------------------------------------------------------------------------------------
< 2.00 to 1.00                                150.00                       20.00
-
--------------------------------------------------------------------------------------


         2.8. INTEREST PERIODS. (a) At the time the Borrower gives a Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 11:00 A.M. (local time at the applicable Notice Office) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, it shall have the right to elect by giving the Administrative Agent written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be a one, two or three month period.
Notwithstanding anything to the contrary contained above:

                  (i) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Prime Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

                  (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, PROVIDED that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (iv) no Interest Period for any Loan may be selected which would end after the Maturity Date; and

                  (v) no Interest Period may be elected at any time when a Default under section 10.1(a) or an Event of Default is then in existence unless the Required Lenders otherwise agree.

         (b) If upon the expiration of any Interest Period the Borrower has failed to (or may not) elect a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Borrowing to Prime Rate Loans effective as of the expiration date of such current Interest Period.

         2.9.     INCREASED COSTS, ILLEGALITY, ETC.  (a)  In the event that
(x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Lender, shall have determined on a reasonable basis (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                  (i) on any date for determining the Eurodollar Rate for any Interest Period that, by reason of any changes arising after the Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                  (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder in an amount which such Lender deems material with respect to any Eurodollar Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges) because of (x) any change since the Effective Date in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves includable in the Eurodollar Rate pursuant to the definition thereof) and/or (y) other circumstances adversely affecting the interbank Eurodollar market or the position of such Lender in such market; or

                  (iii) at any time, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Lender in good faith with any change since the Effective Date in any law, governmental rule, regulation, guideline or order, or the interpretation or application thereof, or would conflict with any thereof not having the force of law but with which such Lender customarily complies or has become impracticable as a result of a contingency occurring after the Effective Date which materially adversely affects the interbank Eurodollar market;

THEN, and in any such event, such Lender (or the Administrative Agent in the case of clause (i) above) shall (x) on or promptly following such date or time and (y) within 10 Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred or converted shall be deemed rescinded by the Borrower or, in the case of a Notice of Borrowing, shall, at the option of the Borrower, be deemed converted into a Notice of Borrowing for Prime Rate Loans to be made on the date of Borrowing contained in such Notice of Borrowing, (y) in the case of clause
(ii) above, the Borrower shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender shall determine) as shall be required to compensate such Lender, for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, which basis must be reasonable, submitted to the Borrower by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in section 2.9(b) as promptly as possible and, in any event, within the time period required by law.

         (b) At any time that any Eurodollar Loan is affected by the circumstances described in section 2.9(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected pursuant to section 2.9(a)(iii) the Borrower shall) either (i) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Lender pursuant to section 2.9(a)(ii) or (iii), cancel said Borrowing, convert the related Notice of Borrowing into one requesting a Borrowing of Prime Rate Loans or require the affected Lender to make its requested Loan as a Prime Rate Loan, or (ii) if the affected Eurodollar Loan is then outstanding, upon at least one Business Day's notice to the Administrative Agent, require the affected Lender to convert each such Eurodollar Loan into a

Prime Rate Loan, PROVIDED that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this section 2.9(b).

         (c) If any Lender shall have determined that after the Effective Date, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged by law with the interpretation or administration thereof, or compliance by such Lender or its parent corporation with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank, or comparable agency, in each case made subsequent to the Effective Date, has or would have the effect of reducing by an amount reasonably deemed by such Lender to be material the rate of return on such Lender's or its parent corporation's capital or assets as a consequence of such Lender's commitments or obligations hereunder to a level below that which such Lender or its parent corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or its parent corporation's policies with respect to capital adequacy), then from time to time, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent corporation for such reduction. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this section 2.9(c), will give prompt written notice thereof to the Borrower, which notice shall set forth, in reasonable detail, the basis of the calculation of such additional amounts, which basis must be reasonable, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this section 2.9(c) upon the subsequent receipt of such notice.

         (d) Notwithstanding anything in this Agreement to the contrary, (i) no Lender shall be entitled to compensation or payment or reimbursement of other amounts under section 2.9 or 3.5 for any amounts incurred or accruing more than 180 days prior to the giving of notice to the Borrower of additional costs or other amounts of the nature described in such sections, and (ii) no Lender shall demand compensation for any reduction referred to in section 2.9(c) or payment or reimbursement of other amounts under section 3.5 if it shall not at the time be the general policy or practice of such Lender to demand such compensation, payment or reimbursement in similar circumstances under comparable provisions of other credit agreements.

         2.10. COMPENSATION. The Borrower shall compensate each applicable Lender, upon its written request (which request shall set forth the detailed basis for requesting and the method of calculating such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to section 2.9(a));
(ii) if any repayment, prepayment or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Eurodollar Loans when required by the terms of this Agreement or
(y) an election made pursuant to section 2.9(b).

         2.11. CHANGE OF LENDING OFFICE; REPLACEMENT OF LENDERS. (a) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of section 2.9(a)(ii) or (iii), 2.9(c) or 3.5 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another Applicable Lending Office for any Loans or Commitment affected by such event, PROVIDED that such designation is made on such terms that such Lender and its Applicable Lending Office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such section.

         (b) If any Lender requests any compensation, reimbursement or other payment under section 2.9(a)(ii) or (iii), 2.9(c) or 3.5 with respect to such Lender, or if any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with the restrictions contained in section 12.4(b)), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), and (iii) in the case of any such assignment resulting from a claim for compensation, reimbursement or other payments required to be made under section 2.9(a)(ii) or (iii), 2.9(c) or 3.5 with respect to such Lender, such assignment will result in a reduction in such compensation, reimbursement or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

         (c) Nothing in this section 2.11 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in section
2.9 or 3.5.

         SECTION 3.        LETTERS OF CREDIT.

         3.1. LETTERS OF CREDIT. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request a Letter of Credit Issuer at any time and from time to time on or after the Closing Date and prior to the date that is 15 Business Days prior to the Maturity Date to issue, for the account of the Borrower or any of its Subsidiaries and in support of

             (i) trade obligations incurred in the ordinary course of business, or

             (ii) worker compensation, liability insurance, releases of contract retention obligations, contract performance guarantee requirements and other bonding obligations of the Borrower or any such Subsidiary incurred in the ordinary course of its business, and such other standby obligations of the Borrower and its Subsidiaries that are acceptable to the Letter of Credit Issuer, and subject to and upon the terms and conditions herein set forth, such Letter of Credit Issuer agrees to issue from time to time, irrevocable documentary or standby letters of credit denominated and payable in Dollars in such form as may be approved by such Letter of Credit Issuer and the Administrative Agent (each such letter of credit (and each Existing Letter of Credit described in section 3.1(d)), a "LETTER OF CREDIT" and collectively, the "LETTERS OF CREDIT").

         (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings at such time, would exceed either (x) $3,500,000, or (y) when added to the aggregate principal amount of all Revolving Loans then outstanding, an amount equal to the Total General Revolving Commitment at such time; (ii) no individual Letter of Credit (other than any Existing Letter of Credit) shall be issued which has an initial Stated Amount less than $100,000 unless such lesser Stated Amount is acceptable to the Letter of Credit Issuer; and (iii) each Letter of Credit shall have an expiry date (including any renewal periods) occurring not later than the earlier of (A) one year from the date of issuance thereof, unless a longer period is approved by the relevant Letter of Credit Issuer and Lenders (other than any Defaulting Lender) holding a majority of the Total General Revolving Commitment, and (B) 15 Business Days prior to the Maturity Date, in each case on terms acceptable to the Administrative Agent and the relevant Letter of Credit Issuer.

         (c) Notwithstanding the foregoing, in the event a Lender Default exists, no Letter of Credit Issuer shall be required to issue any Letter of Credit unless either (i) such Letter of Credit Issuer has entered into arrangements satisfactory to it and the Borrower to eliminate such Letter of Credit Issuer's risk with respect to the participation in Letters of Credit of the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender's or Lenders' General Revolving Facility Percentage of the Letter of Credit Outstandings; or (ii) the issuance of such Letter of Credit, taking into account the potential failure of the Defaulting Lender or Lenders to risk participate therein, will not cause the Letter of Credit Issuer to incur aggregate credit exposure hereunder with respect to General

Revolving Loans and Letter of Credit Outstandings in excess of its General Revolving Commitment, and the Borrower has undertaken, for the benefit of such Letter of Credit Issuer, pursuant to an instrument satisfactory in form and substance to such Letter of Credit Issuer, not to thereafter incur Revolving Loans or Letter of Credit Outstandings hereunder which would cause the Letter of Credit Issuer to incur aggregate credit exposure hereunder with respect to General Revolving Loans and Letter of Credit Outstandings in excess of its General Revolving Commitment.

         (d) Annex VI hereto contains a description of all letters of credit outstanding on, and to continue in effect after, the Closing Date. Each such letter of credit issued by a bank that is or becomes a Lender under this Agreement on the Effective Date (each, an "EXISTING LETTER OF CREDIT") shall constitute a "Letter of Credit" for all purposes of this Agreement, issued, for purposes of section 3.4(a), on the Closing Date, and the Borrower, the Administrative Agent and the applicable Lenders hereby agree that, from and after such date, the terms of this Agreement shall apply to such Letters of Credit, superseding any other agreement theretofore applicable to them to the extent inconsistent with the terms hereof.

         3.2. LETTER OF CREDIT REQUESTS: NOTICES OF ISSUANCE. (a) Whenever it desires that a Letter of Credit be issued, the Borrower shall give the Administrative Agent and the Letter of Credit Issuer written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) which, if in the form of written notice shall be substantially in the form of Exhibit B-3, or transmit by electronic communication (if arrangements for doing so have been approved by the Letter of Credit Issuer), prior to 11:00 A.M. (local time at its Notice Office) at least three Business Days (or such shorter period as may be acceptable to the relevant Letter of Credit Issuer) prior to the proposed date of issuance (which shall be a Business Day) (each a "LETTER OF CREDIT REQUEST"), which Letter of Credit Request shall include such supporting documents that such Letter of Credit Issuer customarily requires in connection therewith (including, in the case of a Letter of Credit for an account party other than the Borrower, an application for, and if applicable a reimbursement agreement with respect to, such Letter of Credit). Any such documents executed in connection with the issuance of a Letter of Credit, including the Letter of Credit itself, are herein referred to as "LETTER OF CREDIT DOCUMENTS". In the event of any inconsistency between any of the terms or provisions of any Letter of Credit Document and the terms and provisions of this Agreement respecting Letters of Credit, the terms and provisions of this Agreement shall control. The Administrative Agent shall promptly notify each Lender of each Letter of Credit Request.

         (b) Each Letter of Credit Issuer shall provide to the Administrative Agent and each other Lender a quarterly (or monthly if requested by the Administrative Agent or any applicable Lender) summary describing each Letter of Credit issued by such Letter of Credit Issuer and then outstanding and an identification for the relevant period of the daily aggregate Letter of Credit Outstandings represented by Letters of Credit issued by such Letter of Credit Issuer. Each Letter of Credit Issuer shall, if requested by the Administrative Agent or any other Lender, provide a copy of each Letter of Credit issued by it.

         3.3. AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS. (a) The Borrower hereby agrees to reimburse (or cause any Subsidiary for whose account a Letter of Credit was issued to reimburse) each Letter of Credit Issuer, by making payment directly to such Letter of Credit Issuer in immediately available funds at the payment office of such Letter of Credit Issuer, for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit (each such amount so paid or disbursed until reimbursed, an "UNPAID DRAWING") immediately after, and in any event on the date on which, such Letter of Credit Issuer notifies the Borrower (or any such Subsidiary for whose account such Letter of Credit was issued) of such payment or disbursement (which notice to the Borrower (or such Subsidiary) shall be delivered reasonably promptly after any such payment or disbursement), such payment to be made in Dollars, with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 1:00 P.M. (local time at the payment office of the Letter of Credit Issuer) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the rate then applicable to Loans which are Prime Rate Loans (plus an additional 2% per annum if not reimbursed by the third Business Day after the date of such payment or disbursement), any such interest also to be payable on demand.

         (b) The Borrower's obligation under this section 3.3 to reimburse, or cause a Subsidiary to reimburse, each Letter of Credit Issuer with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against such Letter of Credit Issuer, the Administrative Agent, any other Letter of Credit Issuer or any Lender, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing, PROVIDED, HOWEVER that the Borrower shall not be obligated to reimburse, or cause a Subsidiary to reimburse, a Letter of Credit Issuer for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer.

         3.4. LETTER OF CREDIT PARTICIPATIONS. (a) Immediately upon the issuance by a Letter of Credit Issuer of any Letter of Credit (and on the Closing Date with respect to any Existing Letter of Credit), such Letter of Credit Issuer shall be deemed to have sold and transferred to each Lender with a General Revolving Commitment, and each such Lender (each a "PARTICIPANT") shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's General Revolving Facility Percentage, in such Letter of Credit, each substitute letter of credit, each drawing made thereunder, the obligations of the Borrower under this Agreement with respect thereto (although Letter of Credit Fees shall be payable directly to the Administrative Agent for the account of the Lenders as provided in section 4.1(b) and the Participants shall have no right to receive any portion of any fees of the nature contemplated by section 4.1(c)), the obligations of any Subsidiary of the Borrower under any Letter of Credit Documents pertaining thereto, and any security for, or guaranty pertaining to, any of the foregoing. Upon any change in the General Revolving Commitments of the Lenders pursuant to section 12.4(b), it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this section 3.4 to reflect the new General Revolving Facility Percentages of the assigning and assignee Lender.

         (b) In determining whether to pay under any Letter of Credit, a Letter of Credit Issuer shall not have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by a Letter of Credit Issuer under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Letter of Credit Issuer any resulting liability.

         (c) In the event that a Letter of Credit Issuer makes any payment under any Letter of Credit and the Borrower shall not have reimbursed (or caused any applicable Subsidiary to reimburse) such amount in full to such Letter of Credit Issuer pursuant to section 3.3(a), such Letter of Credit Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Letter of Credit Issuer, the amount of such Participant's General Revolving Facility Percentage of such payment in U.S. Dollars and in same day funds, PROVIDED, HOWEVER, that no Participant shall be obligated to pay to the Administrative Agent its General Revolving Facility Percentage of such unreimbursed amount for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer. If the Administrative Agent so notifies any Participant required to fund a payment under a Letter of Credit prior to 11:00 A.M. (local time at its Notice Office) on any Business Day, such Participant shall make available to the Administrative Agent for the account of the relevant Letter of Credit Issuer such Participant's General Revolving Facility Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its General Revolving Facility Percentage of the amount of such payment available to the Administrative Agent for the account of the relevant Letter of Credit Issuer, such Participant agrees to pay to the Administrative Agent for the account of such Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Letter of Credit Issuer at the Federal Funds Effective Rate. The failure of any Participant to make available to the Administrative Agent for the account of the relevant Letter of Credit Issuer its General Revolving Facility Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Letter of Credit Issuer its General Revolving Facility Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of such Letter of Credit Issuer such other Participant's General Revolving Facility Percentage of any such payment.

         (d) Whenever a Letter of Credit Issuer receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Letter of Credit Issuer any payments from the Participants pursuant to section 3.4(c) above, such Letter of Credit Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participant which has paid its General Revolving Facility Percentage thereof, in U.S. dollars and in same day funds, an amount equal to such Participant's General Revolving Facility Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations, as and to the extent so received.

         (e) The obligations of the Participants to make payments to the Administrative Agent for the account of each Letter of Credit Issuer with respect to Letters of Credit shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

             (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

             (ii) the existence of any claim, set-off defense or other right which the Borrower (or any Subsidiary) may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any person for whom any such transferee may be acting), the Administrative Agent, any Letter of Credit Issuer, any Lender, or other person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower (or any Subsidiary) and the beneficiary named in any such Letter of Credit), other than any claim which the Borrower (or any Subsidiary which is the account party with respect to a Letter of Credit) may have against any applicable Letter of Credit Issuer for gross negligence or wilful misconduct of such Letter of Credit Issuer in making payment under any applicable Letter of Credit;

             (iii) any draft, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

             (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit
         Documents: or

             (v)    the occurrence of any Default or Event of Default.

         (f) To the extent the Letter of Credit Issuer is not indemnified by the Borrower, the Participants will reimburse and indemnify the Letter of Credit Issuer, in proportion to their respective General Revolving Facility Percentages, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Letter of Credit Issuer in performing its respective duties in any way related to or arising out of its issuance of Letters of Credit, PROVIDED that no Participants shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements resulting from the Letter of Credit Issuer's gross negligence or willful misconduct.

         3.5. INCREASED COSTS. If after the Effective Date, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Letter of Credit Issuer or any Lender with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency (in each case made subsequent to the Effective Date) shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by such Letter of Credit Issuer or such Lender's participation therein, or (ii) shall impose on such Letter of Credit Issuer or any Lender any other conditions affecting this Agreement, any Letter of Credit or such Lender's participation therein; and the result of any of the foregoing is to increase the cost to such Letter of Credit Issuer or such Lender of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Letter of Credit Issuer or such Lender hereunder (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges), then, upon demand to the Borrower by such Letter of Credit Issuer or such Lender (a copy of which notice shall be sent by such Letter of Credit Issuer or such Lender to the Administrative Agent), the Borrower shall pay to such Letter of Credit Issuer or such Lender such additional amount or amounts as will compensate any such Letter of Credit Issuer or such Lender for such increased cost or reduction. A certificate submitted to the Borrower by any Letter of Credit Issuer or any Lender, as the case may be (a copy of which certificate shall be sent by such Letter of Credit Issuer or such Lender to the Administrative Agent), setting forth, in reasonable detail, the basis for the determination of such additional amount or amounts necessary to compensate any Letter of Credit Issuer or such Lender as aforesaid shall be conclusive and binding on the Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this section 3.5. Reference is hereby made to the provisions of section 2.9(d) for certain limitations upon the rights of a Letter of Credit Issuer or Lender under this section.

         3.6. GUARANTY OF SUBSIDIARY LETTER OF CREDIT OBLIGATIONS. (a) The Borrower hereby unconditionally guarantees, for the benefit of the Administrative Agent and the Lenders, the full and punctual payment of the Obligations of each Subsidiary under each Letter of Credit Document to which such Subsidiary is now or hereafter becomes a party. Upon failure by any such Subsidiary to pay punctually any such amount, the Borrower shall forthwith on demand by the Administrative Agent pay the amount not so paid at the place and in the currency and otherwise in the manner specified in this Agreement or any applicable Letter of Credit Document.

         (b) As a separate, additional and continuing obligation, the Borrower unconditionally and irrevocably undertakes and agrees, for the benefit of the Administrative Agent and the Lenders, that, should any amounts not be recoverable from the Borrower under section 3.6(a) for any reason whatsoever (including, without limitation, by reason of any provision of any Credit Document or any other agreement or instrument executed in connection therewith being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any notice or knowledge thereof by any Lender, the Administrative Agent, any of their respective Affiliates, or any other person, at any time, the Borrower as sole, original and independent obligor, upon demand by the Administrative Agent, will make payment to the Administrative Agent, for the account of the Lenders and the Administrative Agent, of all such obligations not so recoverable by way of full indemnity, in such currency and otherwise in such manner as is provided in the Credit Documents.

         (c) The obligations of the Borrower under this section shall be unconditional and absolute and, without limiting the generality of the foregoing shall not be released, discharged or otherwise affected by the occurrence, one or more times, of any of the following:

             (i) any extension, renewal, settlement, compromise, waiver or release in respect to any obligation of any Subsidiary under any Letter of Credit Document, by operation of law or otherwise;

             (ii) any modification or amendment of or supplement to this Agreement, any Note or any other Credit Document;

             (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower under this Agreement, any Note or any other Credit Document or of any Subsidiary under any Letter of Credit Document;

             (iv) any change in the corporate existence, structure or ownership of any Subsidiary or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Subsidiary or its assets or any resulting release or discharge of any obligation of any Subsidiary contained in any Letter of Credit Document;

             (v) the existence of any claim, set-off or other rights which the Borrower may have at any time against any Subsidiary, the Administrative Agent, any Lender or any other person, whether in connection herewith or any unrelated transactions;

             (vi) any invalidity or unenforceability relating to or against any Subsidiary for any reason of any Letter of Credit Document, or any provision of applicable law or regulation purporting to prohibit the payment by any Subsidiary of any Obligations in respect of any Letter of Credit; or

             (vii) any other act or omission to act or delay of any kind by any Subsidiary, the Administrative Agent, any Lender or any other person or any other circumstance whatsoever which might, but for the provisions of this section, constitute a legal or equitable discharge of the Borrower's obligations under this section.

         (d) The Borrower's obligations under this section shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Borrower under the Credit Documents and by any Subsidiary under the Letter of Credit Documents shall have been paid in full. If at any time any payment of any of the Obligations of any Subsidiary in respect of any Letter of Credit Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Subsidiary, the Borrower's obligations under this section with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

         (e) The Borrower irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any Subsidiary or any other person, or against any collateral or guaranty of any other person.

         (f) Until the indefeasible payment in full of all of the Obligations and the termination of the Commitments of the Lenders hereunder, the Borrower shall have no rights, by operation of law or otherwise, upon making any payment under this section to be subrogated to the rights of the payee against any Subsidiary with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by any Subsidiary in respect thereof.

         (g) In the event that acceleration of the time for payment of any amount payable by any Subsidiary under any Letter of Credit Document is stayed upon insolvency, bankruptcy or reorganization of such Subsidiary, all such amounts otherwise subject to acceleration under the terms of any applicable Letter of Credit Document shall nonetheless be payable by the Borrower under this section forthwith on demand by the Administrative Agent.


         SECTION 4.        FEES; COMMITMENTS.

         4.1. FEES. (a) The Borrower agrees to pay to the Administrative Agent the following (collectively, "COMMITMENT FEES"):

             (i) a commitment fee ("GRF COMMITMENT FEE") for the account of each Non-Defaulting Lender which has a General Revolving Commitment for the period from and including the Effective Date to, but not including, the Maturity Date or, if earlier, the date upon which the Total General Revolving Commitment has been terminated, computed for each day at a rate per annum equal to the Applicable Commitment Fee Rate for such day on such Lender's Unutilized General Revolving Commitment for such day; such GRF Commitment Fee shall be due and payable in arrears on the last Business Day of each June, September, December and March and on the Maturity Date or, if earlier, the date upon which the Total General Revolving Commitment has been terminated.

             (ii) a commitment fee ("TF COMMITMENT FEE") for the account of each Non-Defaulting Lender which has a Term Loan Commitment for the period from and including the Effective Date to, but not including, the Maturity Date or, if earlier, the date upon which the Total Term Loan Commitment has been terminated, computed for each day at a rate per annum equal to the Applicable Commitment Fee Rate for such day on such Lender's Unutilized Term Loan Commitment for such day; such TF Commitment Fee shall be due and payable in arrears on the last Business Day of each June, September, December and March and on the Maturity Date or, if earlier, the date upon which the Total Term Loan Commitment has been terminated.

As used herein, the term "APPLICABLE COMMITMENT FEE RATE" means the rate per annum determined by the Administrative Agent in accordance with the Pricing Grid Table which appears in section 2.7(g), based on the Borrower's ratio of Consolidated Total Indebtedness to Consolidated EBITDA as referred to in section 9.7, and following provisions; PROVIDED, that, notwithstanding anything to the contrary contained herein, during any period in which a Default under section 10.1(a) or Event of Default shall have occurred and be continuing, the Applicable Commitment Fee Rate will be the highest rate per annum indicated for the Applicable Commitment Rate in such Pricing Grid Table. Initially, until changed hereunder in accordance with the following provisions, the Applicable Commitment Fee Rate will be 25.00 basis points per annum. Subsequent to the fiscal quarter of the Borrower ended on or nearest to March 31, 1998, the Administrative Agent will determine the Applicable Commitment Fee Rate in accordance with the Pricing Grid Table, based on the Borrower's ratio of Consolidated Total Indebtedness to Consolidated EBITDA as referred to in section
9.7 and identified in such Table. Changes in the Applicable Commitment Fee Rate based upon changes in such ratio shall become effective on the first day of the month following the receipt by the Administrative Agent pursuant to section 8.1(a) or (b) of the financial statements of the Borrower, accompanied by the certificate referred to in section 8.1(c), demonstrating the computation of such ratio, based upon the ratio in effect at the end of the applicable period covered (in whole or in part) by such financial statements; PROVIDED that if any financial statements referred to in section 8.1(a) or (b), or the related certificate referred to in section 8.1(c), are not timely delivered, the Administrative Agent may determine the Applicable Commitment Fee Rate based upon a good faith estimate by the Borrower of such ratio as in effect at the end of the applicable period to be covered (in whole or in part) by such financial statements, PROVIDED, FURTHER, that if upon delivery of such delinquent financial statements and related certificate, such financial statements indicate that such good faith estimate was incorrect and, as a result thereof, the Applicable Commitment Fee Rate was too low at such determination, the Applicable Commitment Fee Rate shall be increased, as appropriate, with retroactive effect to the date of the change made on the basis of such determination, and the Borrower will immediately pay to the Administrative Agent for the account of the affected Lenders all additional Commitment Fees due by reason of such increased Applicable Commitment Fee Rate. Any changes in the Applicable Commitment Fee Rate shall be determined by the Administrative Agent in accordance with the above provisions and the Administrative Agent will promptly provide notice of such determinations to the Borrower and the Lenders. Any such determination by the Administrative Agent pursuant to this section 4.1(a) shall be conclusive and binding absent manifest error.

         (b) The Borrower agrees to pay to the Administrative Agent, for the account of each Non-Defaulting Lender, PRO RATA on the basis of its General Revolving Facility Percentage, a fee in respect of each Letter of Credit (the "LETTER OF CREDIT FEE"), payable on the date of issuance (or any increase in the amount, or renewal or extension) thereof, computed at the rate per annum equal to the Applicable Eurodollar Margin then in effect on the Stated Amount thereof for the period from the date of issuance (or increase, renewal or extension) to the expiration date thereof (including any extensions of such expiration date which may be made at the election of the beneficiary thereof).

         (c) The Borrower agrees to pay directly to each Letter of Credit Issuer, for its own account, a fee in respect of each Letter of Credit issued by it (a "FACING FEE"), payable on the date of issuance (or any increase in the amount, or renewal or extension) thereof, computed at the rate of 1/8 of 1% per annum on the Stated Amount thereof for the period from the date of issuance (or increase, renewal or extension) to the expiration date thereof (including any extensions of such expiration date which may be made at the election of the beneficiary thereof).

         (d) The Borrower agrees to pay directly to each Letter of Credit Issuer upon each issuance of, drawing under, and/or amendment, extension, renewal or transfer of, a Letter of Credit issued by it such amount as shall at the time of such issuance, drawing, amendment, extension, renewal or transfer be the administrative or processing charge which such Letter of Credit Issuer is customarily charging for issuances of, drawings under or amendments, extensions, renewals or transfers of, letters of credit issued by it.

         (e) The Borrower shall pay to the Administrative Agent on the Effective Date and thereafter for its own account and/or for distribution to the Lenders such fees as heretofore agreed by the Borrower and the Administrative Agent.

         (f) All computations of Fees shall be made in accordance with section 12.7(b).

         4.2. VOLUNTARY TERMINATION/REDUCTION OF COMMITMENTS. Upon at least three Business Days' prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, without premium or penalty, to:

             (a) terminate the Total General Revolving Commitment, PROVIDED that (i) the Total Term Loan Commitment and the Total Swing Line Revolving Commitment are each simultaneously terminated; and (ii) all outstanding Revolving Loans and all outstanding Term Loans are contemporaneously prepaid in accordance with section 5.1;

             (b) terminate the Total Swing Line Revolving Commitment, PROVIDED that (i) the Total Term Loan Commitment and the Total General Revolving Commitment are each simultaneously terminated; and (ii) all outstanding Revolving Loans and all outstanding Term Loans are contemporaneously prepaid in accordance with section 5.1;

             (c)   terminate the Total Term Loan Commitment, PROVIDED that
         (i) the Total General Revolving Commitment and the Total Swing Line Revolving Commitment are each simultaneously terminated; and (ii) all outstanding Revolving Loans and all outstanding Term Loans are contemporaneously prepaid in accordance with section 5.1;

             (d) partially and permanently reduce the Unutilized Total General Revolving Commitment, PROVIDED that (i) any such reduction shall apply to proportionately and permanently reduce the General Revolving Commitment of each of the affected Lenders; and (ii) any partial reduction of the Unutilized Total General Revolving Commitment pursuant to this section 4.2(d) shall be in the amount of at least $1,000,000 (or, if greater, in integral multiples of $1,000,000); and/or

             (e)   partially and permanently reduce the Unutilized Total
         Swing Line Revolving Commitment, PROVIDED that (i) any such reduction shall apply to proportionately and permanently reduce the Swing Line Revolving Commitment of each of the affected Lenders; (ii) any partial reduction of the Unutilized Total Swing Line Revolving Commitment pursuant to this section 4.2(e) shall be in the amount of at least $500,000 (or, if greater, in integral multiples of $100,000).

The Borrower does not have any right under this Agreement to partially reduce the Unutilized Total Term Loan Commitment without the prior written consent of the Administrative Agent and the Required Lenders.

         4.3. MANDATORY ADJUSTMENTS OF COMMITMENTS, ETC. (a) The Total Commitment (and the Commitment of each Lender) shall terminate on January 31, 1998, unless the Closing Date has occurred on or prior to such date.

         (b) The Total Term Loan Commitment shall terminate (and the Term Loan Commitment of each Lender shall terminate) on the earlier of (x) the Maturity Date and (y) the date on which a Change of Control occurs.

         (c) The Total General Revolving Commitment (and the General Revolving Commitment of each Lender) shall terminate on the earlier of (x) the Maturity Date and (y) the date on which a Change of Control occurs.

The Total Swing Line Revolving Commitment (and the Swing Line Revolving Commitment of each Lender) shall terminate on the earlier of (x) the Maturity Date and (y) the date on which a Change of Control occurs.

         (d) The Total Term Loan Commitment shall be permanently reduced , without premium or penalty, at the time of each voluntary prepayment of Term Loans pursuant to section 5.1 and at the time of each mandatory prepayment of Term Loans pursuant to section 5.2(e), in an amount equal to the aggregate principal amount of the Term Loans so prepaid, EXCEPT that if any such prepayment of Term Loans is made pursuant to section 5.2(e) and the Borrower makes the election provided therein to have all or a portion of such principal amount so prepaid available for reborrowing as additional Term Loans, the Total Term Loan Commitment shall not be reduced as to the amount which the Borrower so specifies in such election is to be available for reborrowing as additional Term Loans.

         (e) The Total Term Loan Commitment shall be permanently reduced, without premium or penalty, at the time that any mandatory prepayment of Term Loans would be made pursuant to section 5.2(f) if Term Loans were then outstanding in the full amount of the Total Term Loan Commitment then in effect, in an amount equal to the required prepayment of principal of Term Loans which would be required to be made in such circumstance. Any such reduction shall apply to proportionately and permanently reduce the Term Loan Commitment of each of the affected Lenders. The Borrower will provide at least three Business Days' prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), of any reduction of the Total Term Loan Commitment pursuant to this section 4.3(e), specifying the date and amount of the reduction.

         (f) The Total General Revolving Commitment shall be permanently reduced, without premium or penalty, at the time that any mandatory prepayment of General Revolving Loans would be made pursuant to section 5.2(f) if General Revolving Loans were then outstanding in the full amount of the Total General Revolving Commitment, in an amount equal to the required prepayment of principal of General Revolving Loans which would be required to be made in such circumstance. Any such reduction shall apply to proportionately and permanently reduce the General Revolving Commitment of each of the affected Lenders. The Borrower will provide at least three Business Days' prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), of any reduction of the Total General Revolving Commitment pursuant to this section 4.3(f), specifying the date and amount of the reduction.


         SECTION 5.  PAYMENTS.

         5.1. VOLUNTARY PREPAYMENTS. The Borrower shall have the right to prepay any of its Loans, in whole or in part, without premium or penalty, from time to time, but only on the following terms and conditions:

             (i) the Borrower shall give the Administrative Agent at the Notice Office written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) of its intent to prepay the Term Loans or the Revolving Loans, as the case may be, the amount of such prepayment and (in the case of Eurodollar Loans) the specific Borrowing(s) pursuant to which made, which notice shall be received by the Administrative Agent by

                   (x) 11:00 A.M. (local time at the Notice Office) three Business Days prior to the date of such prepayment, in the case of any prepayment of Eurodollar Loans, or

                   (y) 12:00 noon (local time at the Notice Office) on the date of such prepayment, in the case of any prepayment of Prime Rate Loans, and which notice shall promptly be transmitted by the Administrative Agent to each of the affected Lenders;

             (ii) each partial prepayment by the Borrower of any Term Loan Borrowing shall be in an aggregate principal amount of (A) at least $500,000, or an integral multiple of $100,000 in excess thereof, in the case of Term Loans which are Prime Rate Loans, or (B) at least $3,000,000, or an integral multiple of $1,000,000 in excess thereof, in the case of Term Loans which are Eurodollar Loans;

             (iii) each partial prepayment by the Borrower of any General Revolving Borrowing shall be in an aggregate principal amount of (A) at least $500,000, or an integral multiple of $100,000 in excess thereof, in the case of General Revolving Loans which are Prime Rate Loans, or
         (B) at least $3,000,000, or an integral multiple of $1,000,000 in excess thereof, in the case of General Revolving Loans which are Eurodollar Loans;

             (iv) each partial prepayment by the Borrower of any Swing Line Revolving Borrowing shall be in an aggregate principal amount of at least $100,000, or an integral multiple of $50,000 in excess thereof;

             (v) no prepayment by the Borrower of any Term Loans shall be made, unless after giving effect thereto (A) the Unutilized Total General Revolving Commitment is at least $5,000,000, and (B) the Unutilized Total General Revolving Commitment exceeds the outstanding Swing Line Revolving Loans, if any, by at least $5,000,000;

             (vi) no partial prepayment of Eurodollar Loans of the Borrower made pursuant to a Borrowing shall reduce the aggregate principal amount of the Eurodollar Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto;

             (vii) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans; and

             (viii) each prepayment of Eurodollar Loans pursuant to this section 5.1 on any date other than the last day of the Interest Period applicable thereto shall be accompanied by any amounts payable in respect thereof under section 2.10.

         5.2.     MANDATORY PREPAYMENTS.   The Loans shall be subject to
mandatory prepayment in accordance with the following provisions:

                  (a) IF OUTSTANDING REVOLVING LOANS AND LETTER OF CREDIT OUTSTANDINGS EXCEED TOTAL GENERAL REVOLVING COMMITMENT. If on any date (after giving effect to any other payments on such date) the sum of (i) the aggregate outstanding principal amount of Revolving Loans PLUS (ii) the aggregate amount of Letter of Credit Outstandings, exceeds the Total General Revolving Commitment as then in effect, the Borrower shall prepay on such date that principal amount of Swing Line Revolving Loans and, after Swing Line Revolving Loans have been paid in full, General Revolving Loans, and after General Revolving Loans have been paid in full, Unpaid Drawings, in an aggregate amount at least equal to such excess and conforming in the case of partial prepayments of Revolving Loans to the requirements as to the amounts of prepayments of Revolving Loans which are contained in section 5.1. If, after giving effect to the prepayment of Revolving Loans and Unpaid Drawings, the aggregate amount of Letter of Credit Outstandings exceeds the Total General Revolving Commitment as then in effect, the Borrower shall pay to the Administrative Agent an amount in cash and/or Cash Equivalents equal to such excess and the Administrative Agent shall hold such payment as security for the reimbursement obligations of the Borrower hereunder in respect of Letters of Credit pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent and the Borrower (which shall permit certain investments in Cash Equivalents satisfactory to the Administrative Agent and the Borrower until the proceeds are applied to the secured obligations).

                  (b) IF OUTSTANDING SWING LINE REVOLVING LOANS EXCEED THE UNUTILIZED TOTAL GENERAL REVOLVING COMMITMENT. If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of Swing Line Revolving Loans exceeds the Unutilized Total General Revolving Commitment as then in effect, the Borrower shall prepay on such date Swing Line

         Revolving Loans in an aggregate principal amount, conforming to the requirements of section 5.1 as to the amount of partial prepayments provided for therein, at least equal to such excess.

                  (c) IF OUTSTANDING SWING LINE REVOLVING LOANS EXCEED THE TOTAL SWING LINE REVOLVING COMMITMENT. If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of Swing Line Revolving Loans exceeds the Total Swing Line Revolving Commitment as then in effect, the Borrower shall prepay on such date Swing Line Revolving Loans in an aggregate principal amount, conforming to the requirements of section 5.1 as to the amount of partial prepayments provided for therein, at least equal to such excess.

                  (d) IF OUTSTANDING TERM LOANS EXCEED THE TOTAL TERM LOAN COMMITMENT. If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of Term Loans exceeds the Total Term Loan Commitment as then in effect, the Borrower shall prepay Term Loans on such date in an aggregate principal amount, conforming to the requirements of section 5.1 as to the amount of partial prepayments provided for therein, at least equal to such excess.

                  (e) CERTAIN PROCEEDS OF EQUITY SALES. Not later than the Business Day following the date of the receipt by the Borrower and/or any Subsidiary of the cash proceeds (net of underwriting discounts and commissions, placement agent fees and other customary fees and costs associated therewith) from any sale or issuance of equity securities by the Borrower or any Subsidiary after the Closing Date (other than (i) any inter-company sale to the Borrower or any Subsidiary and (ii) any sale or issuance to management, employees (or key employees) or directors pursuant to stock option or similar plans for the benefit of management, employees (key employees) or directors generally), the Borrower will prepay Term Loans in an aggregate amount, conforming to the requirements as to the amounts of prepayments of Term Loans which are contained in section 5.1, which is not less than (x) 100% of such net proceeds, or (y) if less, an amount equal to the then aggregate outstanding principal amount of the Term Loans, if any. If in connection with any prepayment of Term Loans made pursuant to this section 5.2(c), the Borrower desires that all or a portion of the amount of the principal amount of such prepayment be available for reborrowing as additional Term Loans, it shall so specify in a written election delivered to the Administrative Agent at the time of such prepayment.

                  (f) CERTAIN PROCEEDS OF ASSET SALES. If during any fiscal year of the Borrower, the Borrower and its Subsidiaries have received cumulative Cash Proceeds during such fiscal year from one or more Asset Sales of at least $1,000,000, not later than the third Business Day following the date of receipt of any Cash Proceeds in excess of such amount, an amount, conforming to the requirements as to the amount of partial prepayments contained in section 5.1, at least equal to 100% of the Net Cash Proceeds then received in excess of such amount from any Asset Sale, shall be applied as a mandatory prepayment of principal which shall be allocated 40% to the outstanding Term Loans and 60% to the outstanding General Revolving Loans, with any amount remaining which cannot be so allocated because Term Loans or General Revolving Loans are not outstanding in the amount which would be allocated thereto being applied to the prepayment of (x) FIRST, the then outstanding Term Loans and (y) SECOND, once no Term Loans remain outstanding, the then outstanding General Revolving Loans; PROVIDED, that (i) if no Default under section 10.1(a) or Event of Default shall have occurred and be continuing, (ii) the Borrower and its Subsidiaries have scheduled Consolidated Capital Expenditures during the following six months, and (iii) the Borrower notifies the Administrative Agent of the amount and nature thereof and of its intention to reinvest all or a portion of such Net Cash Proceeds in such Consolidated Capital Expenditures during such six month period, then no such prepayment shall be required to the extent the Borrower so indicates that such reinvestment will take place. If at the end of any such six month period any portion of such Net Cash Proceeds has not been so reinvested, the Borrower will immediately make a prepayment of the outstanding Loans as provided above in an amount, conforming to the requirements as to amount of prepayments contained in section 5.1, at least equal to such remaining amount.

                  (g) CHANGE OF CONTROL. On the date of which a Change of Control occurs, notwithstanding anything to the contrary contained in this Agreement, no further Borrowings shall be made and the then outstanding principal amount of all Loans, if any, shall become due and payable and shall be prepaid in full, and the Borrower shall contemporaneously either (i) cause all outstanding Letters of Credit to be surrendered for cancellation (any such Letters of Credit to be replaced by letters of credit issued by other financial institutions), or (ii) the Borrower shall pay to the Administrative Agent an amount in cash and/or Cash Equivalents equal to 100% of the Letter of Credit Outstandings and the Administrative Agent shall hold such payment as security for the reimbursement obligations of the Borrower hereunder in respect of Letters of Credit pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent and the Borrower (which shall permit certain investments in Cash Equivalents satisfactory to the Administrative Agent and the Borrower until the proceeds are applied to the secured obligations).

                  (h) PARTICULAR LOANS TO BE PREPAID. With respect to each repayment or prepayment of Loans required by this section 5.2, the Borrower shall designate the Types of Loans which are to be prepaid and the specific Borrowing(s) pursuant to which such repayment or prepayment is to be made, PROVIDED that (i) the Borrower shall first so designate all Loans that are Prime Rate Loans and Eurodollar Loans with Interest Periods ending on the date of repayment or prepayment prior to designating any other Eurodollar Loans for repayment or prepayment,
         (ii) if the outstanding principal amount of Eurodollar Loans made pursuant to a Borrowing is reduced below the applicable Minimum Borrowing Amount as a result of any such repayment or prepayment, then all the Loans outstanding pursuant to such Borrowing shall be converted into Prime Rate Loans, and (iii) each repayment and prepayment of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under section 2.10. Any repayment or prepayment of Eurodollar Loans pursuant to this section
         5.2 shall in all events be accompanied by such compensation as is required by section 2.10.

         5.3. METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Administrative Agent for the ratable (based on its pro rata share) account of the Lenders entitled thereto, not later than 11:00 A.M. (local time at the Payment Office) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America at the Payment Office, it being understood that written notice by the Borrower to the Administrative Agent to make a payment from the funds in the Borrower's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Any payments under this Agreement which are made later than 11:00 A.M. (local time at the Payment Office) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

         5.4. NET PAYMENTS. (a) All payments made by the Borrower hereunder, under any Note or any other Credit Document, will be made without setoff, counterclaim or other defense. Except as provided for in section 5.4(c), all such payments will be made free and clear of, and without deduction or withholding for, any present or future United States withholding taxes. The Borrower will furnish to the Administrative Agent within 45 days after the date of any withholding or deduction on account of United States withholding taxes certified copies of tax receipts, or other evidence satisfactory to the Lender, evidencing such payment by the Borrower.

         (b) Each Lender that is not a United States person (as such term is defined in section 7701(a)(30) of the Code) for Federal income tax purposes agrees to provide to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the cases of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to section 12.4 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer and such Lender is in compliance with the provisions of this section 5.4(b)), on the date of such assignment or transfer to such Lender,
(i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement, any Note or any other Credit Document, or (ii) if the Lender is not a "bank" within the meaning of section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit H (any such certificate, a "SECTION 5.4(b)(ii) CERTIFICATE") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement, any Note or any other Credit Document. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 5.4(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement, any Note or any other Credit Document, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this section 5.4(b).

         (c) Notwithstanding anything to the contrary contained in section 5.4(a), the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or other similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in section 7701(a)(30) of the Code) for United States federal income tax purposes and which has not provided to the Borrower such forms that establish a complete exemption from such deduction or withholding (i) if such Lender has not provided to the Borrower the Internal Revenue Service forms required to be provided to the Borrower pursuant to section 5.4(b), or (ii) in the case of a payment other than interest, to a Lender described in clause
(ii) of section 5.2(b) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes.

         SECTION 6.        CONDITIONS PRECEDENT.

         6.1. CONDITIONS PRECEDENT AT CLOSING DATE. The obligation of the Lenders to make Loans, and of any Letter of Credit Issuer to issue Letters of Credit, is subject to the satisfaction of each of the following conditions on the Closing Date:

              (a) EFFECTIVENESS; NOTES. On or prior to the Closing Date,
         (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each Lender the appropriate Note or Notes executed by the Borrower, in each case, in the amount, maturity and as otherwise provided herein.

              (b) FEES, ETC. The Borrower shall have paid or caused to be paid all fees required to be paid by it on or prior to such date pursuant to section 4 hereof and all reasonable fees and expenses of the Administrative Agent and of special counsel to the Administrative Agent which are payable or reimbursable by the Borrower in accordance with section 12.1 and have been invoiced on or prior to such date in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the consummation of the transactions contemplated hereby and thereby.

              (c) OTHER CREDIT DOCUMENTS. The Credit Parties named therein shall have duly executed and delivered and there shall be in full force and effect, and original counterparts shall have been delivered to the Administrative Agent, in sufficient quantities for the Administrative Agent and the Lenders, of, (i) the Subsidiary Guaranty (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "SUBSIDIARY GUARANTY"), substantially in the form attached hereto as Exhibit C;
         (ii) the Security Agreement (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "SECURITY AGREEMENT"), substantially in the form attached hereto as Exhibit D; (iii) the Pledge Agreement (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "PLEDGE AGREEMENT"), substantially in the form attached hereto as Exhibit

         E-1;.and (iv) the Mortgage providing for the pledge of a portion of the outstanding shares of the Borrower's English Subsidiary, substantially in the form attached hereto as Exhibit E-2.

              (d) CORPORATE RESOLUTIONS AND APPROVALS. The Administrative Agent shall have received, in sufficient quantity for the Administrative Agent and the Lenders, certified copies of the resolutions of the Board of Directors of the Borrower and each other Credit Party, approving the Credit Documents to which the Borrower or any such other Credit Party, as the case may be, is or may become a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the execution, delivery and performance by the Borrower or any such other Credit Party of the Credit Documents to which it is or may become a party.

              (e) INCUMBENCY CERTIFICATES. The Administrative Agent shall have received, in sufficient quantity for the Administrative Agent and the Lenders, a certificate of the Secretary or an Assistant Secretary of the Borrower and of each other Credit Party, certifying the names and true signatures of the officers of the Borrower or such other Credit Party, as the case may be, authorized to sign the Credit Documents to which the Borrower or such other Credit Party is a party and any other documents to which the Borrower or any such other Credit Party is a party which may be executed and delivered in connection herewith.

              (f) OPINION OF COUNSEL. On the Closing Date, the Administrative Agent shall have received an opinion, addressed to the Administrative Agent and each of the Lenders and dated the Closing Date, from Elias, Matz, Tiernan & Herrick LLP, special counsel to the Borrower, substantially in the form of Exhibit F hereto and covering such other matters incident to the transactions contemplated hereby as the Administrative Agent may reasonably request, such opinion to be in form and substance satisfactory to the Administrative Agent.

              (g) EXISTING CREDIT AGREEMENT. Contemporaneously with the initial Borrowing hereunder, the Borrower shall have terminated the commitments of the lenders under the existing financing arrangements with NCB (or any of its Affiliates), shall have prepaid all borrowings thereunder, shall have made effective provision satisfactory to the Administrative Agent for the termination, or assignment to the Collateral Agent, of the liens and security thereunder, and if required in connection with such termination, made effective provision for any letters of credit issued thereunder to be supported or replaced by Letters of Credit issued hereunder.

              (h) RECORDATION OF SECURITY DOCUMENTS, DELIVERY OF COLLATERAL, TAXES, ETC. The Security Documents (or proper notices or financing statements in respect thereof) shall have been duly recorded, published and filed in such manner and in such places as is required by law to establish, perfect, preserve and protect the rights and security interests of the parties thereto and their respective successors and assigns, all collateral items required to be physically delivered to the Collateral Agent thereunder shall have been so delivered, accompanied by any appropriate instruments of transfer, and all taxes, fees and other charges then due and payable in connection with the execution, delivery, recording, publishing and filing of such instruments and the issue and delivery of the Notes shall have been paid in full.

              (i) EVIDENCE OF INSURANCE. The Collateral Agent shall have received certificates of insurance and other evidence, satisfactory to it, of compliance with the insurance requirements of this Agreement and the Security Documents.

              (j) SEARCH REPORTS. The Administrative Agent shall have received completed requests for information on Form UCC-11, or search reports from one or more commercial search firms acceptable to the Administrative Agent, listing all of the effective financing statements filed against any Credit Party which is a party to the Security Agreement in any jurisdiction in which such Credit Party maintains an office or in which any Collateral of such Credit Party is located, together with copies of such financing statements.

              (k) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings and all documents incidental to the transactions contemplated hereby shall be satisfactory in substance and form to the Administrative Agent and the Lenders and the Administrative Agent and its special counsel and the Lenders shall have received all such counterpart originals or certified or other copies of such documents as the Administrative Agent or its special counsel or any Lender may reasonably request.

         6.2. CONDITIONS PRECEDENT TO ALL CREDIT EVENTS. The obligations of the Lenders to make each Loan and/or of a Letter of Credit Issuer to issue each Letter of Credit is subject, at the time thereof, to the satisfaction of the following conditions:

              (a) NOTICE OF BORROWING, ETC. The Administrative Agent shall have received a Notice of Borrowing meeting the requirements of section 2.3 with respect to the incurrence of Loans or a Letter of Credit Request meeting the requirement of section 3.2 with respect to the issuance of a Letter of Credit.

              (b) NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of each Credit Event and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties of the Credit Parties contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.

The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Borrower to each of the Lenders that all of the applicable conditions specified in section 6.1 and/or 6.2, as the case may be, exist as of that time. All of the certificates, legal opinions and other documents and papers referred to in this section 6, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and, except for the Notes, in sufficient counterparts for each of the Lenders, and the Administrative Agent will promptly distribute to the Lenders their respective Notes and the copies of such other certificates, legal opinions and documents.

         SECTION 7.        REPRESENTATIONS AND WARRANTIES.

         In order to induce the Lenders to enter into this Agreement and to make the Loans, and/or to issue and/or to participate in the Letters of Credit provided for herein, the Borrower makes the following representations and warranties to, and agreements with, the Lenders, all of which shall survive the execution and delivery of this Agreement and each Credit Event:

         7.1. CORPORATE STATUS, ETC. Each of the Borrower and its Subsidiaries (i) is a duly organized or formed and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its formation and has the corporate, partnership or limited liability company power and authority, as applicable, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (ii) has duly qualified and is authorized to do business in all jurisdictions where it is required to be so qualified except where the failure to be so qualified would not have a Material Adverse Effect.

         7.2.     SUBSIDIARIES.   Annex II hereto lists, as of the date
hereof, each Subsidiary of the Borrower (and the direct and indirect ownership interest of the Borrower therein).

         7.3. CORPORATE POWER AND AUTHORITY, ETC. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is party. Each Credit Party has duly executed and delivered each Credit Document to which it is party and each Credit Document to which it is party constitutes the legal, valid and binding agreement or obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         7.4. NO VIOLATION. Neither the execution, delivery and performance by any Credit Party of the Credit Documents to which it is party nor compliance with the terms and provisions thereof (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to such Credit Party or its properties and assets, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Liens created pursuant to the Security Documents) upon any of the property or assets of such Credit Party pursuant to the terms of any promissory note, bond, debenture, indenture, mortgage, deed of trust, credit or loan agreement, or any other material agreement or other instrument, to which such Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject, or (iii) will violate any provision of the certificate or articles of incorporation, code of regulations or by-laws, or other charter documents of such Credit Party.

         7.5. GOVERNMENTAL APPROVALS. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required as a condition to (i) the execution, delivery and performance by any Credit Party of any Credit Document to which it is a party, or (ii) the legality, validity, binding effect or enforceability of any Credit Document to which any Credit Party is a party, except the filing and recording of financing statements and other documents necessary in order to perfect the Liens created by the Security Documents

         7.6. LITIGATION. There are no actions, suits or proceedings pending or, to, the knowledge of the Borrower, threatened with respect to the Borrower or any of its Subsidiaries (i) that have, or could reasonably be expected to have, a Material Adverse Effect, with the possible exception of those matters identified in a letter from the Borrower to the Lenders delivered prior to the Effective Date which makes reference to this section 7.6, or (ii) which question the validity or enforceability of any of the Credit Documents, or of any action to be taken by any Credit Party pursuant to any of the Credit Documents.

         7.7. USE OF PROCEEDS; MARGIN REGULATIONS. (a) The proceeds of (i) any Term Loans shall be used solely to finance Permitted Acquisitions; and
(ii) all Revolving Loans shall be utilized to retire any Indebtedness which is to be retired as of the Closing Date as provided in section 6.1, to finance the Initial Acquisitions, and for general corporate purposes (including working capital) not inconsistent with the requirements of this Agreement.

         (b) No part of the proceeds of any Credit Event will be used directly or indirectly to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, in violation of the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. At no time would more than 25% of the value of the assets of the Borrower or of the Borrower and its consolidated Subsidiaries that are subject to any "arrangement" (as such term is used in section 221.2(g) of such Regulation U) hereunder be represented by Margin Stock.

         7.8. FINANCIAL STATEMENTS, ETC. (a) The Borrower has furnished to the Lenders and the Administrative Agent complete and correct copies of (i) the audited consolidated balance sheets of the Borrower and its consolidated subsidiaries as of December 31, 1996, and December 31, 1995, and the related audited consolidated statements of income, shareholders' equity, and cash flows for the fiscal years then ended, accompanied by the unqualified report thereon of the Borrower's independent accountants, as contained in the Form 10-K Annual Report of the Borrower filed with the SEC; and (ii) the unaudited condensed consolidated balance sheets of the Borrower and its consolidated subsidiaries as of September 30, 1997, and the related unaudited condensed consolidated statements of income and of cash flows of the Borrower and its consolidated subsidiaries for the fiscal quarter then ended, as contained in the Form 10-Q Quarterly Report of the Borrower filed with the SEC. All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present the financial position of the Borrower and its consolidated subsidiaries as of the respective dates indicated and the consolidated results of their operations and cash flows for the respective periods indicated, subject in the case of any such financial statements which are unaudited, to normal audit adjustments, none of which will involve a Material Adverse Effect.

         (b) The Borrower has received consideration which is the reasonable equivalent value of the obligations and liabilities that the Borrower has incurred to the Administrative Agent and the Lenders. The Borrower now has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is now solvent and able to pay its debts as they mature and the Borrower, as of the Closing Date, owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay the Borrower's debts; and the Borrower is not entering into the Credit Documents with the intent to hinder, delay or defraud its creditors. Without limitation of the foregoing, on and as of the Closing Date, and after giving effect to all Indebtedness incurred and to be incurred by the Borrower and its Subsidiaries in connection herewith, (i) the sum of the assets, at a fair valuation, of the Borrower will exceed its debts, (ii) the Borrower will not have incurred or intended to, or believe that it will, incur debts beyond its ability to pay such debts as such debts mature and (iii) the Borrower will have sufficient capital with which to conduct its business. For purposes of this section 7.8(b), "DEBT" means any liability on a claim, and "CLAIM" means (x) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (y) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

         (c) The Borrower has delivered or caused to be delivered to the Lenders prior to the execution and delivery of this Agreement (i) a copy of the Borrower's Report on Form 10-K as filed (without Exhibits) with the SEC for its fiscal year ended December 31, 1996, which contains a general description of the business and affairs of the Borrower and its Subsidiaries,
(ii) a confidential information brochure dated November 1997 prepared by the Administrative Agent (with assistance from the Borrower) which contains information with respect to the business, properties and operations of the Borrower and its Subsidiaries and the initial Acquisitions (the "CONFIDENTIAL INFORMATION MEMORANDUM"), and (iii) confidential financial projections prepared by management of the Borrower for the Borrower and its Subsidiaries and with respect to the Initial Acquisitions, which are included as Tab VI of the Confidential Information Memorandum (the "FINANCIAL PROJECTIONS"). The Financial Projections were prepared on behalf of the Borrower in good faith after taking into account the existing and historical levels of business activity of the Borrower and its Subsidiaries, historical financial information with respect to the properties and business to be acquired pursuant to the Initial Acquisitions, as supplied by the sellers, known trends, including general economic trends, and other information, assumptions and estimates considered by management of the Borrower and its Subsidiaries to be pertinent thereto, taking into account the fact that such management is not intimately familiar with the properties and business acquired pursuant to the Initial Acquisitions and that management's knowledge is limited to the information disclosed to them by the sellers. The Financial Projections were considered by management of the Borrower, as of such date of preparation, to be reasonable, based upon the assumptions presented therewith; PROVIDED, that no representation or warranty is made as to impact of future general economic conditions or as to whether the Borrower's projected consolidated results as set forth in the Financial Projections will actually be achieved or realized. No facts are known to the Borrower at the date hereof which, if reflected in the Financial Projections, would result in a material adverse change in the assets, liabilities, results of operations or cash flows reflected therein.

         7.9. NO MATERIAL ADVERSE CHANGE. Since December 31, 1996, there has been no change in the condition, business or affairs of the Borrower and its Subsidiaries taken as a whole, or their properties and assets considered as an entirety, except for changes, none of which, individually or in the aggregate, has had or could reasonably be expected to have, a Material Adverse Effect.

         7.10. TAX RETURNS AND PAYMENTS. Each of the Borrower and each of its Subsidiaries has filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith. The Borrower and each of its Subsidiaries has established on its books such charges, accruals and reserves in respect of taxes, assessments, fees and other governmental charges for all fiscal periods as are required by GAAP. The Borrower knows of no proposed assessment for additional federal, foreign or state taxes for any period, or of any basis therefor, which, individually or in the aggregate, taking into account such charges, accruals and reserves in respect thereof as the Borrower and its Subsidiaries have made, could reasonably be expected to have a Material Adverse Effect.

         7.11. TITLE TO PROPERTIES, ETC. The Borrower and each of its Subsidiaries has good and marketable title, in the case of real property, and good title (or valid leasehold interests, in the case of any leased property), in the case of all other property, to all of its properties and assets free and clear of Liens other than Liens permitted by section 9.3. The interests of the Borrower and each of its Subsidiaries in the properties reflected in the most recent balance sheet referred to in section 7.8, taken as a whole, were sufficient, in the judgment of the Borrower, as of the date of such balance sheet for purposes of the ownership and operation of the businesses conducted by the Borrower and such Subsidiaries.

         7.12. LAWFUL OPERATIONS, ETC. The Borrower and each of its Subsidiaries (i) holds all necessary federal, state and local governmental licenses, registrations, certifications, permits and authorizations necessary to conduct its business, and (ii) is in compliance with all material requirements imposed by law, regulation or rule, whether federal, state or local, which are applicable to it, its operations, or its properties and assets, including without limitation, applicable requirements of Environmental Laws, except for any failure to obtain and maintain in effect, or noncompliance, which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         7.13. ENVIRONMENTAL MATTERS. (a) The Borrower and each of its Subsidiaries is, to the actual knowledge of the senior management officers of the Borrower, in compliance with all Environmental Laws governing its business except to the extent that any such failure to comply (together with any resulting penalties, fines or forfeitures) would not reasonably be expected to have a Material Adverse Effect. To the actual knowledge of the senior management officers of the Borrower, all licenses, permits, registrations or approvals required for the business of the Borrower and each of its Subsidiaries, as conducted as of the Closing Date, under any Environmental Law have been secured and the Borrower and each of its Subsidiaries is in substantial compliance therewith, except for such licenses, permits, registrations or approvals the failure to secure or to comply therewith is not reasonably likely to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries has received written notice, or otherwise knows, that it is in any respect in noncompliance with, breach of or default under any applicable writ, order, judgment, injunction, or decree to which the Borrower or such Subsidiary is a party or which would affect the ability of the Borrower or such Subsidiary to operate any real property and no event has occurred and is continuing which, with the passage of time or the giving of notice or both, would constitute noncompliance, breach of or default thereunder, except in each such case, such noncompliance, breaches or defaults as would not reasonably be expected to, in the aggregate, have a Material Adverse Effect. There are, as of the Closing Date, no Environmental Claims pending or, to the actual knowledge of the senior management officers of the Borrower, threatened wherein an unfavorable decision, ruling or finding would reasonably be expected to have a Material Adverse Effect. There are no facts, circumstances, conditions or occurrences on any Real Property now or at any time owned, leased or operated by the Borrower or any of its Subsidiaries or on any property adjacent to any such Real Property, which are known by the Borrower or as to which the Borrower or any such Subsidiary has received written notice, that (in the judgment of the senior management officers of the Borrower) could reasonably be expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property of the Borrower or any of its Subsidiaries, or (ii) to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law, except in each such case, such Environmental Claims or restrictions that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

         (b) To the actual knowledge of the senior management officers of the Borrower, Hazardous Materials have not at any time been (i) generated, used, treated or stored on, or transported to or from, any Real Property of the Borrower or any of its Subsidiaries or (ii) released on any such Real Property, in each case where such occurrence or event is not in compliance with Environmental Laws and is reasonably likely to have a Material Adverse Effect.

         7.14. COMPLIANCE WITH ERISA. Compliance by the Borrower with the provisions hereof and Credit Events contemplated hereby will not involve any prohibited transaction within the meaning of ERISA or section 4975 of the Code. The Borrower and each of its Subsidiaries, (i) has fulfilled all obligations under minimum funding standards of ERISA and the Code with respect to each Plan that is not a Multiemployer Plan or a Multiple Employer Plan, (ii) has satisfied all respective contribution obligations in respect of each Multiemployer Plan and each Multiple Employer Plan, (iii) is in compliance in all material respects with all other applicable provisions of ERISA and the Code with respect to each Plan, each Multiemployer Plan and each Multiple Employer Plan, and (iv) has not incurred any liability under the Title IV of ERISA to the PBGC with respect to any Plan, any Multiemployer Plan, any Multiple Employer Plan, or any trust established thereunder. No Plan or trust created thereunder has been terminated, and there have been no Reportable Events, with respect to any Plan or trust created thereunder or with respect to any Multiemployer Plan or Multiple Employer Plan, which termination or Reportable Event will or could result in the termination of such Plan, Multiemployer Plan or Multi Employer Plan and give rise to a material liability of the Borrower or any ERISA Affiliate in respect thereof. Neither the Borrower nor any ERISA Affiliate is at the date hereof, or has been at any time within the two years preceding the date hereof, an employer required to contribute to any Multiemployer Plan or Multi Employer Plan, or a "contributing sponsor" (as such term is defined in section 4001 of ERISA) in any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor any ERISA Affiliate has any contingent liability with respect to any post-retirement "welfare benefit plan" (as such term is defined in ERISA) except as has been disclosed to the Lenders in writing.

         7.15. INTELLECTUAL PROPERTY, ETC. The Borrower and each of its Subsidiaries has obtained or has the right to use all material patents, trademarks, servicemarks, trade names, copyrights, licenses and other rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any known conflict with the rights of others, EXCEPT for such patents, trademarks, servicemarks, trade names, copyrights, licenses and rights, the loss of which, and such conflicts, which in any such case individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

         7.16. INVESTMENT COMPANY ACT, ETC. Neither the Borrower nor any of its Subsidiaries is subject to regulation with respect to the creation or incurrence of Indebtedness under the Investment Company Act of 1940, as amended, the Interstate Commerce Act, as amended, the Federal Power Act, as amended, the Public Utility Holding Company Act of 1935, as amended, or any applicable state public utility law.

         7.17. BURDENSOME CONTRACTS; LABOR RELATIONS. Neither the Borrower nor any of its Subsidiaries (i) is subject to any burdensome contract, agreement, corporate restriction, judgment, decree or order, (ii) is a party to any labor dispute affecting any bargaining unit or other group of employees generally, (iii) is subject to any material strike, slow down, workout or other concerted interruptions of operations by employees of the Borrower or any Subsidiary, whether or not relating to any labor contracts,
(iv) is subject to any significant pending or, to the knowledge of the Borrower, threatened, unfair labor practice complaint, before the National Labor Relations Board, and (v) is subject to any significant pending or, to the knowledge of the Borrower, threatened, grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement, (vi) is subject to any significant pending or, to the knowledge of the Borrower, threatened, significant strike, labor dispute, slowdown or stoppage, or (vii) is, to the knowledge of the Borrower, involved or subject to any union representation organizing or certification matter with respect to the employees of the Borrower or any of its Subsidiaries, EXCEPT (with respect to any matter specified in any of the above clauses), for such matters as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         7.18. EXISTING INDEBTEDNESS. Annex III sets forth a true and complete list, as of the date or dates set forth therein, of all Indebtedness of the Borrower and each of its Subsidiaries, on a consolidated basis, which
(i) has an outstanding principal amount of at least $250,000, or may be incurred pursuant to existing commitments or lines of credit, or (ii) is secured by any Lien on any property of the Borrower or any Subsidiary, and which will be outstanding on the Closing Date after giving effect to the initial Borrowing hereunder, other than the Indebtedness created under the Credit Documents (all such Indebtedness, whether or not in a principal amount meeting such threshold and required to be so listed on Annex III, herein the "EXISTING INDEBTEDNESS"). The Borrower has provided to the Administrative Agent prior to the date of execution hereof true and complete copies (or summary descriptions) of all agreements and instruments governing the Indebtedness listed on Annex III (the "EXISTING INDEBTEDNESS AGREEMENTS").

         7.19. SECURITY INTERESTS. Once executed and delivered, and until terminated in accordance with the terms thereof, each of the Security Documents creates, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and Lien on all of the Collateral subject thereto from time to time, in favor of the Collateral Agent for the benefit of the Secured Creditors referred to in the Security Documents, subject to no other Liens (except Permitted Liens). No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made, or for which satisfactory arrangements have been made, upon or prior to the execution and delivery thereof. All recording, stamp, intangible or other similar taxes required to be paid by any person under applicable legal requirements or other laws applicable to the property encumbered by the Security Documents in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement thereof have been paid.

         7.20. TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated herein, other than the Financial Projections (as to which representations are made only as provided in section 7.8), is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of such person in writing to any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided, except that any such future information consisting of financial projections prepared by management of the Borrower is only represented herein as being based on good faith estimates and assumptions believed by such persons to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ materially from the projected results. As of the Effective Date, there is no fact known to the Borrower or any of its Subsidiaries which has, or could reasonably be expected to have, a Material Adverse Effect which has not theretofore been disclosed in writing to the Lenders.

         SECTION 8.        AFFIRMATIVE COVENANTS.

         The Borrower hereby covenants and agrees that so long as this Agreement is in effect and until such time as the Total Commitment has been terminated, no Notes are outstanding and the Loans, together with interest, Fees and all other Obligations hereunder, have been paid in full:

         8.1. REPORTING REQUIREMENTS. The Borrower will furnish to each Lender and the Administrative Agent:

             (a) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within 90 days after the close of each fiscal year of the Borrower, the consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income, of stockholder's equity and of cash flows for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year, all in reasonable detail and accompanied by the opinion with respect to such consolidated financial statements of independent public accountants of recognized national standing selected by the Borrower, which opinion shall be unqualified and shall (i) state that such accountants audited such consolidated financial statements in accordance with generally accepted auditing standards, that such accountants believe that such audit provides a reasonable basis for their opinion, and that in their opinion such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Borrower and its consolidated subsidiaries as at the end of such fiscal year and the consolidated results of their operations and cash flows for such fiscal year in conformity with generally accepted accounting principles, or (ii) contain such statements as are customarily included in unqualified reports of independent accountants in conformity with the recommendations and requirements of the American Institute of Certified Public Accountants (or any successor organization).

              (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, the unaudited condensed consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such quarterly period and the related unaudited condensed consolidated statements of income and of cash flows for such quarterly period, and setting forth, in the case of such unaudited consolidated statements of income and of cash flows, comparative figures for the related periods in the prior fiscal year, and which consolidated financial statements shall be certified on behalf of the Borrower by the Chief Financial Officer or other Authorized Officer of the Borrower, subject to changes resulting from normal year-end audit adjustments.

              (c) OFFICER'S COMPLIANCE CERTIFICATES. At the time of the delivery of the financial statements provided for in sections 8.1(a) and (b), a certificate on behalf of the Borrower of the Chief Financial Officer or other Authorized Officer of the Borrower to the effect that, to the best knowledge of the Borrower, no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish compliance with the provisions of sections 9.4(b), 9.5(r), 9.7. 9.8, 9.9, 9.10 and 9.11 of this Agreement and identify in reasonable detail any financial adjustments included in such calculations to take into account the acquisition or disposition of any business which is required or permitted to be taken into account hereunder in connection with such calculations.

              (d) BUDGETS AND FORECASTS. Not later than 30 days prior to the commencement of any fiscal year of the Borrower and its Subsidiaries, a confidential consolidated budget in reasonable detail for each of the four fiscal quarters of such fiscal year, and (if and to the extent prepared by management of the Borrower) for any subsequent fiscal years, as customarily prepared by management for its internal use, setting forth, with appropriate discussion, the forecasted balance sheet, income statement, operating cash flows and capital expenditures of the Borrower and its Subsidiaries for the period covered thereby, and the principal assumptions upon which forecasts and budget are based.

              (e) NOTICE OF DEFAULT, LITIGATION OR CERTAIN MATTERS INVOLVING MAJOR CUSTOMERS OR SUPPLIERS. Promptly, and in any event within three Business Days, in the case of clause (i) below, or five Business Days, in the case of clause (ii) or (iii) below, after the Borrower or any of its Material Subsidiaries obtains knowledge thereof, notice of

                           (i) the occurrence of any event which constitutes
                  a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto,

                           (ii) any litigation or governmental or regulatory
                  proceeding pending against the Borrower or any of its Material Subsidiaries which is likely to have a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations hereunder or under any other Credit Document, and

                           (iii) any significant adverse change (in the
                  Borrower's reasonable judgment) in the Borrower's or any Subsidiary's relationship with, or any significant event or circumstance which is in the Borrower's reasonable judgment likely to adversely affect the Borrower's or any Subsidiary's relationship with, (A) any customer (or related group of customers) representing more than 10% of the Borrower's consolidated revenues during its most recent fiscal year, or (B) any supplier which is significant to the Borrower and its Subsidiaries considered as an entirety.

              (f) ERISA. Promptly, and in any event within 10 days after the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate knows of the occurrence of any of the following, the Borrower will deliver to each of the Lenders a certificate on behalf of the Borrower of an Authorized Officer of the Borrower setting forth the full details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto:

                           (i) that a Reportable Event has occurred with respect to any Plan;

                           (ii) the institution of any steps by the Borrower, any ERISA Affiliate, the PBGC or any other person to terminate any Plan;

                           (iii) the institution of any steps by the Borrower or any ERISA Affiliate to withdraw from any Plan;

                           (iv) the institution of any steps by the Borrower or any Subsidiary to withdraw from any Multiemployer Plan or Multiple Employer Plan, if such withdrawal could result in withdrawal liability (as described in Part 1 of Subtitle E of Title IV of ERISA) in excess of $1,000,000;

                           (v) a non-exempt "prohibited transaction" within the meaning of section 406 of ERISA in connection with any Plan;

                           (vi)   that a Plan has an Unfunded Current
                  Liability exceeding $1,000,000;

                           (vii) any material increase in the contingent liability of the Borrower or any Subsidiary with respect to any post-retirement welfare liability; or

                           (viii) the taking of any action by, or the
                  threatening of the taking of any action by, the Internal Revenue Service, the Department of Labor or the PBGC with respect to any of the foregoing.

              (g) ENVIRONMENTAL MATTERS. Promptly upon, and in any event within 10 Business Days after, an officer of the Borrower obtains actual knowledge thereof, notice of any of the following environmental matters which involves any reasonable likelihood (in the Borrower's reasonable judgment) of resulting in a Material Adverse Effect:

                           (i) any pending or threatened (in writing) Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries;

                           (ii) any condition or occurrence on or arising from any Real Property owned or operated by the Borrower or any of its Subsidiaries that results in material noncompliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law;

                           (iii) any condition or occurrence on any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Borrower or any of its Subsidiaries of such Real Property under any Environmental Law; and

                           (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency.

         All such notices shall describe in reasonable detail the nature of the Environmental Claim and the Borrower's or such Subsidiary's response thereto.

                  (h) AUDITORS' INTERNAL CONTROL COMMENT LETTERS, ETC. Promptly upon receipt thereof, a copy of each letter or memorandum commenting on internal accounting controls and/or accounting or financial reporting policies followed by the Borrower and/or any of its Subsidiaries, which is submitted to the Borrower by its independent accountants in connection with any annual or interim audit made by them of the books of the Borrower or any of its Subsidiaries.

                  (i) SEC REPORTS AND REGISTRATION STATEMENTS. Promptly upon transmission thereof or other filing with the SEC, copies of all registration statements (other than the exhibits thereto and any registration statement on Form S-8 or its equivalent) and annual, quarterly or current reports that the Borrower or any of its Subsidiaries files with the SEC.

                  (j) OTHER INFORMATION. With reasonable promptness, such other information or documents (financial or otherwise) relating to the Borrower or any of its Subsidiaries as any Lender may reasonably request from time to time.

         8.2. BOOKS, RECORDS AND INSPECTIONS. The Borrower will, and will cause each of its Subsidiaries to, (i) keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower or such Subsidiaries, as the case may be, in accordance with GAAP; and (ii) permit, upon at least five Business Days' notice to the Chief Financial Officer or any other Authorized Officer of the Borrower, officers and designated representatives of the Administrative Agent or any of the Lenders to visit and inspect any of the properties or assets of the Borrower and any of its Subsidiaries in whomsoever's possession (but only to the extent the Borrower or such Subsidiary has the right to do so to the extent in the possession of another person), to examine the books of account and other records of the Borrower and any of its Subsidiaries, to make copies thereof and take extracts therefrom, and to discuss the affairs, finances and accounts of the Borrower and of any of its Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants and independent actuaries, if any, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or any of the Lenders may request without disrupting the continuation of the business operations of the Borrower and its Subsidiaries.

         8.3. INSURANCE. (a) The Borrower will, and will cause each of its Subsidiaries to, (i) maintain insurance coverage by such insurers and in such forms and amounts and against such risks as are generally consistent with the insurance coverage maintained by the Borrower and its Subsidiaries at the date hereof, and (ii) promptly upon any Lender's written request, furnish to such Lender such information about such insurance as such Lender may from time to time reasonably request, which information shall be prepared in form and detail satisfactory to such Lender and certified by an Authorized Officer of the Borrower.

         (b) The Borrower will, and will cause each of its Subsidiaries which is a Credit Party to, at all times keep their respective property which is subject to the Lien of any Security Document insured in favor of the Collateral Agent and any applicable Credit Party, and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Borrower or any such Subsidiary) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee (with respect to Collateral) or, to the extent permitted by applicable law, as an additional insured), (ii) shall state that such insurance policies shall not be canceled without 30 days' prior written notice thereof (or 10 days' prior written notice in the case of cancellation for the non-payment of premiums) by the respective insurer to the Collateral Agent, (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Lenders, and (iv) shall in the case of any such certificates or endorsements in favor of the Collateral Agent, be delivered to or deposited with the Collateral Agent. In no event shall the Borrower be required to deposit the actual insurance policies with the Collateral Agent. The Administrative Agent shall deliver copies of any certificates of insurance to a Lender upon such Lender's request.

         (c) If the Borrower or any of its Subsidiaries shall fail to maintain all insurance in accordance with this section 8.3, or if the Borrower or any of its Subsidiaries shall fail to so endorse and deliver or deposit all endorsements or certificates with respect thereto, the Administrative Agent and/or the Collateral Agent shall have the right (but shall be under no obligation), upon prior notice to the Borrower, to procure such insurance and the Borrower agrees to reimburse the Administrative Agent or the Collateral Agent, as the case may be, on demand, for all costs and expenses of procuring such insurance.

         8.4. PAYMENT OF TAXES AND CLAIMS. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of the Borrower or any of its Subsidiaries; PROVIDED that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP. Without limiting the generality of the foregoing, the Borrower will, and will cause each of its Subsidiaries to, pay in full all of its wage obligations to its employees in accordance with the Fair Labor Standards Act (29 U.S.C. sections 206-207) and any comparable provisions of applicable law.

         8.5. CORPORATE FRANCHISES. The Borrower will do, and will cause each of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate or other organizational existence, rights, authority and franchises, PROVIDED that nothing in this section 8.5 shall be deemed to prohibit (i) any transaction permitted by section 9.2; (ii) the termination of existence of any Subsidiary if (A) the Borrower determines that such termination is in its best interest and (B) such termination is not adverse in any material respect to the Lenders; or (iii) the loss of any rights, authorities or franchises if the loss thereof, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         8.6. GOOD REPAIR. The Borrower will, and will cause each of its Subsidiaries to, ensure that its material properties and equipment used or useful in its business in whomsoever's possession they may be, are kept in good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements, thereto, to the extent and in the manner customary for companies in similar businesses.

         8.7. COMPLIANCE WITH STATUTES, ETC. The Borrower will, and will cause each of its Subsidiaries to, comply, in all material respects, with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, other than those (i) being contested in good faith by appropriate proceedings, as to which adequate reserves are established to the extent required under GAAP, and (ii) the noncompliance with which would not have, and which would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations under any Credit Document.

         8.8. COMPLIANCE WITH ENVIRONMENTAL LAWS. Without limitation of the covenants contained in section 8.7 hereof:

                  (a) The Borrower will, and will cause each of its Subsidiaries to, (i) comply, in all material respects, with all Environmental Laws applicable to the ownership, lease or use of all Real Property now or hereafter owned, leased or operated by the Borrower or any of its Subsidiaries, and promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, except for such noncompliance as would not have, and which would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations under any Credit Document; and (ii) keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws which are not permitted under section 9.3.

                  (b) Without limitation of the foregoing, if the Borrower or any of its Subsidiaries shall generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of, Hazardous Materials on any Real Property now or hereafter owned, leased or operated by the Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, any such action shall be effected only in the ordinary course of business and in any event in compliance, in all material respects, with all Environmental Laws applicable thereto, except for such noncompliance as would not have, and which would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations under any Credit Document.

                  (c) If required to do so under any applicable order of any governmental agency, the Borrower will undertake, and cause each of its Subsidiaries to undertake, any clean up, removal, remedial or other action necessary to remove and clean up any Hazardous Materials from any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries in accordance with, in all material respects, the requirements of all applicable Environmental Laws and in accordance with, in all material respects, such orders of all governmental authorities, except (i) to the extent that the Borrower or such Subsidiary is contesting such order in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP, or (ii) for such noncompliance as would not have, and which would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations under any Credit Document.

                  (d) At the written request of the Administrative Agent or the Required Lenders, which request shall specify in reasonable detail the basis therefor, at any time and from time to time after the Lenders receive notice under section 8.1(g) for any Environmental Claim involving potential expenditures by the Borrower or any of its Subsidiaries in excess of $1,000,000 in the aggregate for any Real Property, the Borrower will provide, at its sole cost and expense, an environmental site assessment report concerning any such Real Property now or hereafter owned, leased or operated by the Borrower or any of its Subsidiaries, prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent, indicating the presence or absence of Hazardous Materials and the potential cost of any removal or a remedial action in connection with any Hazardous Materials on such Real Property. If the Borrower fails to provide the same within 90 days after such request was made, the Administrative Agent may order the same, and the Borrower shall grant and hereby grants, to the Administrative Agent and the Lenders and their agents, access to such Real Property and specifically grants the Administrative Agent and the Lenders an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Borrower's expense, but in a manner which shall not disrupt the continuation of normal business activities of the Borrower and its Subsidiaries.

         8.9. FISCAL YEARS, FISCAL QUARTERS. The Borrower will, for consolidated financial reporting purposes, continue to use December 31 as the end of its fiscal year and March 31, June 30, September 30 and December 31 as the end of its fiscal quarters. If the Borrower shall change any of its Subsidiaries' fiscal years or fiscal quarters (other than the fiscal year or fiscal quarters of a person which becomes a Subsidiary, made at the time such person becomes a Subsidiary, to conform to the Borrower's fiscal year and fiscal quarters or to conform to the fiscal year or fiscal quarters which the Borrower generally utilizes for its Subsidiaries), the Borrower will promptly, and in any event within 30 days following any such change, deliver a notice to the Administrative Agent and the Lenders describing such change and any material accounting entries made in connection therewith and stating whether such change will have any impact upon any financial computations to be made hereunder, and if any such impact is foreseen, describing in reasonable detail the nature and extent of such impact. If the Required Lenders determine that any such change will have any impact upon any financial computations to be made hereunder which is adverse to the Lenders, the Borrower will, if so requested by the Administrative Agent, enter into an amendment to this Agreement, in form and substance satisfactory to the Administrative Agent and the Required Lenders, modifying any of the financial covenants or related provisions hereof in such manner as the Required Lenders determine is necessary to eliminate such adverse effect.

         8.10. CERTAIN SUBSIDIARIES TO JOIN IN SUBSIDIARY GUARANTY. (a) In the event that at any time after the Closing Date

                  (x) the Borrower has any Subsidiary (other than a Foreign Subsidiary as to which section 8.10(b) applies) which is not a party to the Subsidiary Guaranty, or

                  (y) an Event of Default shall have occurred and be continuing and the Borrower has any Subsidiary which is not a party to the Subsidiary Guaranty,

the Borrower will notify the Administrative Agent in writing of such event, identifying the Subsidiary in question and referring specifically to the rights of the Administrative Agent and the Lenders under this section. The Borrower will, within 30 days following written request therefor from the Administrative Agent (who may give such request on its own initiative or upon request by the Required Lenders), cause such Subsidiary to deliver to the Administrative Agent, in sufficient quantities for the Lenders, (i) a joinder supplement, satisfactory in form and substance to the Administrative Agent and the Required Lenders, duly executed by such Subsidiary, pursuant to which such Subsidiary joins in the Subsidiary Guaranty as a guarantor thereunder, and (ii) if such Subsidiary is a corporation, resolutions of the Board of Directors of such Subsidiary, certified by the Secretary or an Assistant Secretary of such Subsidiary as duly adopted and in full force and effect, authorizing the execution and delivery of such joinder supplement, or if such Subsidiary is not a corporation, such other evidence of the authority of such Subsidiary to execute such joinder supplement as the Administrative Agent may reasonably request.

         (b) Notwithstanding the foregoing or the provisions of section 8.11 hereof, the Borrower shall not, unless an Event of Default shall have occurred and be continuing, be required to cause a Foreign Subsidiary to join in the Subsidiary Guaranty or to become a party to an Additional Security Document if
(i) to do so would subject the Borrower to liability for additional United States income taxes by virtue of section 956 of the Code in an amount the Borrower considers material, and (ii) the Borrower provides the Administrative Agent with documentation, including computations prepared by the Borrower's internal tax officer, its independent accountants or tax counsel, acceptable to the Required Lenders, in support thereof.

         8.11. ADDITIONAL SECURITY; FURTHER ASSURANCES. (a) In the event that at any time after the Closing Date

                  (x) the Borrower or any Subsidiary acquires, or a person which has become a Subsidiary owns or holds, an ownership interest in any Real Property, or any interest in any other property (tangible or intangible), located in the United States, which is not at the time included in the Collateral and is not subject to a Permitted Lien securing Indebtedness, the Borrower will notify the Administrative Agent in writing of such event, identifying the property in question and referring specifically to the rights of the Administrative Agent and the Lenders under this section,

                  (y) the Borrower or any Subsidiary at any time owns or holds an ownership interest in any Real Property, or any interest in any other property (tangible or intangible), located in the United States,
         (1) which is not at the time included in the Collateral and is not subject to a Permitted Lien securing Indebtedness, and (2) as to which the Administrative Agent on its own initiative or upon instructions from the Required Lenders has notified the Borrower that it requires that the same be included in the Collateral, or

                  (z) an Event of Default shall have occurred and be continuing and the Borrower or any Subsidiary at any time owns or holds an interest in any Real Property or other property (tangible or intangible), located within or outside of the United States, which is not at the time included in the Collateral and is not subject to a Permitted Lien securing Indebtedness, the Borrower will, or will cause such Subsidiary to, within 20 days following request by the Collateral Agent (who may make such request on its own initiative or upon instructions from the Required Lenders), grant the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Documents) security interests and mortgages (each an "ADDITIONAL SECURITY DOCUMENT") in such interests or properties of the Borrower or any Subsidiary, subject to obtaining any required consents from third parties (including third party lessors and co-venturers) necessary to be obtained for the granting of a Lien on the interests or assets involved (with the Borrower hereby agreeing to use its reasonable best efforts to obtain such consents), and also subject to the provisions of section 8.11(b). Each Additional Security Document (i) shall be granted pursuant to documentation satisfactory in form and substance to the Administrative Agent and the Collateral Agent, which documentation shall in the case of Real Property or interests therein be accompanied by such Phase I environmental assessments, surveys and surveyor's certifications, a mortgage policy of title insurance, consents of landlords and other supporting documentation requested by and satisfactory in form and substance to the Administrative Agent and the Collateral Agent; and (ii) shall constitute a valid and enforceable perfected Lien upon the interests or properties so included in the Collateral, subject to no other Liens except those permitted by section 9.3 or otherwise agreed by the Administrative Agent at the time of perfection thereof and (in the case of Real Property or interests therein) such other encumbrances as may be set forth in the mortgage policy, if any, relating to such Additional Security Document which shall be delivered to the Collateral Agent together with such Additional Security Document and which shall be satisfactory in form and substance to the Collateral Agent. The Borrower, at its sole cost and expense, will cause each Additional Security Document or instruments related thereto to be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens created thereby required to be granted pursuant to the Additional Security Document, and will pay or cause to be paid in full all taxes, fees and other charges payable in connection therewith.

         (b) The Borrower will, and will cause each of its Subsidiaries to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such conveyances, financing statements, transfer endorsements, powers of attorney, certificates, and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. If at any time the Collateral Agent determines, based on applicable law, that all applicable taxes (including, without limitation, mortgage recording taxes or similar charges) were not paid in connection with the recordation of any mortgage or deed of trust, the Borrower shall promptly pay the same upon demand. Furthermore, the Borrower shall cause to be delivered to the Collateral Agent such opinions of local counsel, appraisals, title insurance, surveys, environmental assessments, consents of landlords, lien waivers from landlords or mortgagees and other related documents as may be reasonably requested by the Administrative Agent or the Collateral Agent in connection therewith, all of which documents shall be in form and substance satisfactory to the Administrative Agent and the Collateral Agent, except that no title insurance or surveys shall be required for any leasehold properties (unless the lessee has a nominal or bargain purchase option).

         (c) The Borrower will if requested by any Lender at any time, in order to meet any legal requirement applicable to such Lender, provide to Administrative Agent, the Collateral Agent and the Lenders, at the sole cost and expense of the Borrower, appraisals and other supporting documentation relating to any mortgage or deed of trust delivered as an Additional Security Document hereunder, as specified by any Lender, meeting the appraisal and other documentation requirements of the Real Estate Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989, as amended, or any other legal requirements applicable to any Lender, which in the case of any such appraisal shall be prepared by one or more valuation firms of national standing, acceptable to the Required Lenders, utilizing appraisal standards satisfying such Amendments, Act or other legal requirements.

         (d) The Borrower will provide the Administrative Agent with sufficient copies of each Additional Security Document and any additional supporting documents delivered in connection therewith for distribution of copies thereof to the Lenders, and the Administrative Agent will promptly so distribute such copies.

         8.12. CASUALTY AND CONDEMNATION. (a) The Borrower will promptly (and in any event within 10 days) furnish to the Administrative Agent and the Lenders written notice of any casualty or other insured damage to any portion of any material Collateral or the commencement of any action or other proceeding for the taking of any material portion of or interest in any Collateral under power of eminent domain or by condemnation or similar proceeding.

         (b) If any event described in the preceding paragraph (a) results in Net Proceeds (whether in the form of insurance proceeds, a condemnation award or otherwise), the Collateral Agent is authorized to collect such Net

Proceeds and, if received by any Credit Party, the Borrower will, or will cause any applicable Credit Party, to pay over such Net Proceeds to the Collateral Agent; PROVIDED that (i) if the aggregate Net Proceeds in respect of such event (other than proceeds in respect of business interruption insurance) are less than $500,000, such Net Proceeds shall be paid over to or retained by the applicable Credit Party unless a Default has occurred and is continuing, and
(ii) all proceeds of business interruption insurance shall be paid over to or retained by the applicable Credit Party unless a Default has occurred and is continuing. All such Net Proceeds retained by or paid over to the Collateral Agent shall be held by the Collateral Agent as part of the Collateral and released from time to time to pay the costs of repairing, restoring or replacing the affected property in accordance with the terms of the applicable Security Document, subject to the terms of the applicable Security Document regarding application of such Net Proceeds during a Default or Event of Default.

         (c) If any Net Proceeds retained by or paid over to the Collateral Agent as provided above continue to be held by the Collateral Agent on the date that is 9 months after the occurrence of the event giving rise to such Net Proceeds, then such Net Proceeds shall be applied to prepay Term Loans and Revolving Loans in accordance with the provisions of this Agreement applicable to the prepayment of Loans in connection with Asset Sales.

         8.13. HEDGE AGREEMENTS, ETC. The Borrower will, and will cause each of its Subsidiaries to, enter into Hedge Agreements (i) in order to provide protection to the Borrower or any such Subsidiary from fluctuations and other changes in interest rates and currency exchange rates, as and to the extent considered reasonably necessary by the Borrower, but without exposing the Borrower or its Subsidiaries to predominantly speculative risks unrelated to the amount of assets, Indebtedness or other liabilities intended to be subject to coverage on a notional basis under all such Hedge Agreements; and (ii) in the case of any Hedge Agreement entered into after the Effective Date, only if the proposed form thereof (including any proposed pricing or other material terms) has been provided to the Administrative Agent contemporaneously with the entry into such Hedge Agreement.

         8.14. SENIOR DEBT. The Borrower will at all times ensure that (a) the claims of the Lenders in respect of the Obligations of the Borrower will not be subordinate to, and will in all respects at least rank PARI PASSU with, the claims of every other senior secured or unsecured creditor of the Borrower, and
(b) any Indebtedness subordinated in any manner to the claims of any other senior secured or unsecured creditor of the Borrower will be subordinated in like manner to such claims of the Lenders.

         SECTION 9. NEGATIVE COVENANTS.

         The Borrower hereby covenants and agrees that on the Effective Date and thereafter for so long as this Agreement is in effect and until such time as the Total Commitment has been terminated, no Notes remain outstanding and the Loans, together with interest, Fees and all other Obligations incurred hereunder are paid in full:

         9.1. CHANGES IN BUSINESS. Neither the Borrower nor any of its Subsidiaries will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Borrower and its Subsidiaries, would be substantially changed from the general nature of the business engaged in by the Borrower and its Subsidiaries on the date hereof.

         9.2. CONSOLIDATION, MERGER, ACQUISITIONS, SALE OF ASSETS, ETC. The Borrower will not, and will not permit any Subsidiary to, wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation or sell or otherwise dispose of any of its property or assets (but excluding any sale or disposition of obsolete or excess furniture, fixtures or equipment or excess vacant land in the ordinary course of business), or purchase, lease or otherwise acquire (in one transaction or a series of related transactions) all or any part of the property or assets of any person (excluding any purchases, leases or other acquisitions of property or assets in, and for use in, the ordinary course of business) or agree to do any of the foregoing at any future time, EXCEPT that the following shall be permitted:

                  (a) INITIAL ACQUISITIONS: completion of any Initial Acquisition in accordance with the Initial Acquisition Documents related thereto within 60 days following the Closing Date, PROVIDED that at the time of completion of any Initial Acquisition all of the following conditions shall be satisfied:

                           (i) The Borrower shall have delivered to the
                  Administrative Agent, in sufficient quantities for the Lenders, (x) all Initial Acquisition Documents related to such Initial Acquisition, certified as true and correct by an Authorized Officer, all of which Initial Acquisition Documents shall be in the same form as they were in at the time they were previously furnished to the Lenders not later than five days prior to the Effective Date, or shall otherwise be satisfactory to the Required Lenders; and (y) not later than five days prior to the Effective Date, copies of all financial statements and other material financial information furnished to the Borrower pursuant to the provisions of such Initial Acquisition Documents.

                           (ii) Each of the conditions precedent to the
                  obligations of the Borrower to consummate such Initial Acquisition which is contained in any of the Initial Acquisition Documents related to such Initial Acquisition shall have been fulfilled (without any waiver thereto not consented to by the Required Lenders) to the satisfaction of the Required Lenders.

                           (iii) Without limiting the generality of the
                  foregoing, such Initial Acquisition shall have been consummated in compliance with the terms of the Initial Acquisition Documents related thereto and all applicable laws, and all material governmental and third party approvals in connection with such Initial Acquisition contemplated by the Initial Acquisition Documents related thereto and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority (including any court having jurisdiction) which restrains or prevents such transactions or imposes, in the judgment of the Required Lenders, materially adverse conditions upon the consummation of such Initial Acquisition or the continued operation of the Borrower's businesses or the business to be acquired by the Borrower in such Initial Acquisition.

                  (b) PERMITTED INVESTMENTS: the investments permitted pursuant to section 9.5;

                  (c) CERTAIN INTERCOMPANY MERGERS, ETC.: if no Default or Event of Default shall have occurred and be continuing or would result therefrom, (i) the merger, consolidation or amalgamation of any Wholly-Owned Subsidiary with or into the Borrower or another Wholly-Owned Subsidiary, so long as in any merger, consolidation or amalgamation involving the Borrower, the Borrower is the surviving or continuing or resulting corporation, or the liquidation or dissolution of any Subsidiary, or (ii) the transfer or other disposition of any property by the Borrower to any Wholly-Owned Subsidiary or by any Wholly- Owned Subsidiary to the Borrower or any other Wholly-Owned Subsidiary of the Borrower;

                  (d) PERMITTED ACQUISITIONS: if no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower or any Subsidiary may make Permitted Acquisitions, PROVIDED that (i) at least five Business Days prior to the date of any such Permitted Acquisition which involves consideration (including the amount of any assumed Indebtedness and (without duplication) any outstanding Indebtedness of any person which becomes a Subsidiary as a result of such Permitted Acquisition) of $1,500,000 or more, the Borrower shall have delivered to the Administrative Agent an officer's certificate executed on behalf of the Borrower by an Authorized Officer of the Borrower, which certificate shall (A) contain the date such Permitted Acquisition is scheduled to be consummated, (B) contain the estimated purchase price of such Permitted Acquisition, (C) contain a description of the property and/or assets acquired in connection with such Permitted Acquisition, (D) demonstrate that at the time of making any such Permitted Acquisition the covenants contained in sections 9.7 through 9.13 shall be complied with on a PRO FORMA basis as if the properties and/or assets so acquired had been owned by the Borrower, and the Indebtedness assumed and/or incurred to acquire and/or finance same has been outstanding, for the four fiscal quarter period ended most recently prior to such acquisition for which financial information is available and has been delivered to the Lenders (without giving effect to any credit for unobtained or unrealized gains or any adjustments to overhead in connection with any such Permitted Acquisition), and (E) if requested by the Administrative Agent, attach thereto a true and correct copy of the then proposed purchase agreement, merger agreement or similar agreement, partnership agreement and/or other contract entered into in connection with such Permitted Acquisition;

                  (e) PERMITTED DISPOSITIONS: if no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower or any of its Subsidiaries may (i) sell any property, land or building (including any related receivables or other intangible assets) to any person which is not a Subsidiary of the Borrower, or (ii) sell the entire capital stock (or other equity interests) and Indebtedness of any Subsidiary owned by the Borrower or any other Subsidiary to any person which is not a Subsidiary of the Borrower, or (iii) permit any Subsidiary to be merged or consolidated with a person which is not an Affiliate of the Borrower, or (iv) consummate any other Asset Sale with a person who is not a Subsidiary of the Borrower; PROVIDED that (A) the consideration for such transaction represents fair value (as determined by management of the Borrower), and at least 90% of such consideration consists of cash, (B) in the case of any such transaction involving consideration in excess of $1,500,000, at least five Business Days prior to the date of completion of such transaction the Borrower shall have delivered to the Administrative Agent an officer's certificate executed on behalf of the Borrower by an Authorized Officer of the Borrower, which certificate shall contain a description of the proposed transaction, the date such transaction is scheduled to be consummated, the estimated purchase price or other consideration for such transaction, financial information pertaining to compliance with the preceding clause (A), and which shall (if requested by the Administrative Agent) include a certified copy of the draft or definitive documentation pertaining thereto, and (C) contemporaneously therewith, the Borrower prepays Loans as and to the extent contemplated by section 5.2(d);

                  (f) CAPITAL EXPENDITURES: Consolidated Capital Expenditures permitted by section 9.9; and

                  (g) LEASES: the Borrower or any of its Subsidiaries may enter into leases of property or assets not constituting Permitted Acquisitions in the ordinary course of business not otherwise in violation of this Agreement.

To the extent the Required Lenders (or all of the Lenders as shall be required by section 12.12) waive the provisions of this section 9.2 with respect to the sale, transfer or other disposition of any Collateral, or any Collateral is sold, transferred or disposed of as permitted by this section 9.2, (i) such Collateral shall be sold, transferred or disposed of free and clear of the Liens created by the respective Security Documents; (ii) if such Collateral includes all of the capital stock of a Subsidiary which is a party to the Subsidiary Guaranty or the Pledge Agreement, such capital stock shall be released from the Pledge Agreement and such Subsidiary shall be released from the Subsidiary Guaranty; and (iii) the Administrative Agent and the Collateral Agent shall be authorized to take actions deemed appropriate by them in order to effectuate the foregoing.

         9.3. LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of the Borrower or any such Subsidiary whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with or without recourse to the Borrower or any of its Subsidiaries, other than for purposes of collection of delinquent accounts in the ordinary course of business) or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, EXCEPT that the foregoing restrictions shall not apply to:

                  (a) the Standard Permitted Liens;

                  (b) Liens consisting of purchase money security interests retained by Hewlett Packard (or other major manufacturers approved in writing by the Administrative Agent, acting on instructions from the Required Lenders) on computers and other items manufactured by it and purchased by the Borrower and its Subsidiaries for resale in the ordinary course of business, PROVIDED such purchase money security interests cover only the items so supplied (and the proceeds thereof), secure only the purchase price thereof, and do not extend to other property of the Borrower or any of its Subsidiaries; and

                  (c)      Liens which

                           (i) are placed upon equipment or machinery used in
                  the ordinary course of business of the Borrower or any Subsidiary at the time of (or within 180 days after) the acquisition thereof by the Borrower or any such Subsidiary to secure Indebtedness incurred to pay or finance all or a portion of the purchase price thereof, PROVIDED that the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of the Borrower or any such Subsidiary; or

                           (ii) are existing on property or other assets at the
                  time acquired by the Borrower or any Subsidiary or on assets of a person at the time such person first becomes a Subsidiary of the Borrower; PROVIDED that (A) any such Liens were not created at the time of or in contemplation of the acquisition of such assets or person by the Borrower or any of its Subsidiaries; (B) in the case of any such acquisition of a person, any such Lien attaches only to the property and assets of such person; and (C) in the case of any such acquisition of property or assets by the Borrower or any Subsidiary, any such Lien attaches only to the property and assets so acquired and not to any other property or assets of the Borrower or any Subsidiary;

         PROVIDED that (1) the Indebtedness secured by any such Lien does not exceed 100% of the fair market value of the property and assets to which such Lien attaches, determined at the time of the acquisition of such property or asset or the time at which such person becomes a Subsidiary of the Borrower (except in the circumstances described in clause (ii) above to the extent such Liens constituted customary purchase money Liens at the time of incurrence and were entered into in the ordinary course of business), and (2) the Indebtedness secured thereby is permitted by section 9.4(b).

         9.4. INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness of the Borrower or any of its Subsidiaries, EXCEPT:

                  (a) Indebtedness incurred under this Agreement and the other Credit Documents;

                  (b) Indebtedness of the Borrower or any Subsidiary (x) in respect of Capital Leases and/or (y) subject to Liens permitted by section 9.3(c); PROVIDED that (i) the aggregate Capitalized Lease Obligations of the Borrower and its Subsidiaries, plus the aggregate outstanding principal amount of Indebtedness subject to Liens permitted under section 9.3(c), shall not exceed $3,000,000 in the aggregate at any time outstanding, and (ii) at the time of any incurrence thereof after the date hereof, and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom;

                  (c) any guaranty by the Borrower of any Indebtedness referred to in the preceding clause (b);

                  (d) Existing Indebtedness, to the extent not otherwise permitted pursuant to the foregoing clauses; and any refinancing, extension, renewal or refunding of any such Existing Indebtedness not involving an increase in the principal amount thereof or a reduction of more than 10% in the remaining weighted average life to maturity thereof (computed in accordance with standard financial practice);

                  (e) Indebtedness of the Borrower or any Subsidiary under Hedge Agreements;

                  (f) Indebtedness of the Borrower to any of its Subsidiaries, and Indebtedness of any of the Borrower's Subsidiaries to the Borrower or to another Subsidiary of the Borrower, in each case to the extent permitted under section 9.5; and

                  (g) Guaranty Obligations permitted under section 9.5.

            9.5. ADVANCES, INVESTMENTS, LOANS AND GUARANTY OBLIGATIONS. The Borrower will not, and will not permit any of its Subsidiaries to, (1) lend money or credit or make advances to any person, (2) purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, or other investment in, any person, (3) create, acquire or hold any Subsidiary, (4) be or become a party to any joint venture or partnership, or (5) be or become obligated under any Guaranty Obligations (other than those created in favor of the Lenders pursuant to the Credit Documents),
EXCEPT:

                  (a) the Borrower or any of its Subsidiaries may invest in cash and Cash Equivalents;

                  (b) any endorsement of a check or other medium of payment for deposit or collection, or any similar transaction in the normal course of business;

                  (c) the Borrower and its Subsidiaries may acquire and hold receivables owing to them in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                  (d) investments acquired by the Borrower or any of its Subsidiaries (i) in exchange for any other investment held by the Borrower or any such Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other investment, or (ii) as a result of a foreclosure by the Borrower or any of its Subsidiaries with respect to any secured investment or other transfer of title with respect to any secured investment in default;

                  (e) loans and advances to employees for business-related travel expenses, moving expenses, costs of replacement homes, business machines or supplies, automobiles and other similar expenses, in each case incurred in the ordinary course of business, shall be permitted;

                  (f) investments in the capital of any Wholly-Owned Subsidiary which is not a Foreign Subsidiary;

                  (g) to the extent not permitted by the foregoing clauses, existing investments in any Subsidiaries (and any increases thereof attributable to increases in retained earnings);

                  (h) to the extent not permitted by the foregoing clauses, the existing loans, advances, investments and guarantees described on Annex V hereto;

                  (i) any unsecured guaranty by the Borrower of any Indebtedness of a Subsidiary permitted by section 9.4, and any guaranty by any Subsidiary described in section 9.4;

                  (j) investments of the Borrower and its Subsidiaries in Hedge Agreements;

                  (k) loans and advances by any Subsidiary of the Borrower to the Borrower, PROVIDED that the Indebtedness represented thereby constitutes Subordinated Indebtedness;

                  (l) loans and advances by the Borrower or by any Subsidiary of the Borrower to, or other investments in, any Subsidiary of the Borrower which is (i) a Subsidiary Guarantor, (ii) a Wholly-Owned Subsidiary, and (iii) not a Foreign Subsidiary;

                  (m) loans and advances by any Subsidiary of the Borrower which is not a Subsidiary Guarantor to, or other investments by any such Subsidiary in, any other Subsidiary of the Borrower which is a Wholly-Owned Subsidiary;

                  (n) Guaranty Obligations, not otherwise permitted by the foregoing clauses, of (i) the Borrower or any Subsidiary in respect of leases of the Borrower or any Subsidiary the entry into which is not prohibited by this Agreement, (ii) the Borrower or any Subsidiary in respect of any other person (other than in respect of (x) Indebtedness for borrowed money or represented by bonds, notes, debentures or similar securities, or (y) Indebtedness constituting Capital Leases) arising as a matter of applicable law because the Borrower or such Subsidiary is or is deemed to be a general partner of such other person, or (iii) the Borrower or any Subsidiary in respect of any other person (other than in respect of (x) Indebtedness for borrowed money or represented by bonds, notes, debentures or similar securities, or (y) Indebtedness constituting Capital Leases) arising in the ordinary course of business;

                  (o) the Acquisitions permitted by section 9.2;

                  (p) loans, advances and investments of any person which are outstanding at the time such person becomes a Subsidiary of the Borrower as a result of an Acquisition permitted by section 9.2, but not any increase in the amount thereof;

                  (q) Subordinated Indebtedness of the Borrower representing the deferred purchase price payable in connection with any Acquisition permitted by section 9.2, PROVIDED that the maturity of any such Subordinated Indebtedness is not greater than 13 months; and

                  (r) any other loans, advances, investments (whether in the form of cash or contribution of property, and if in the form of a contribution of property, such property shall be valued for purposes of this clause (r) at the fair value thereof as reasonably determined by the Borrower) and Guaranty Obligations, including, without limitation, in or to or for the benefit of, Subsidiaries, joint ventures, or other persons, not otherwise permitted by the foregoing clauses, made after the end of the most recent fiscal quarter of the Borrower for which financial statements were furnished to the Lenders prior to the Effective Date (such loans, advances and investments, collectively, "BASKET INVESTMENTS", and such Guaranty Obligations, collectively "BASKET GUARANTEES") described below: (i) if no Event of Default shall have occurred and be continuing, or would result therefrom, Basket Investments of up to an aggregate of $1,000,000, taking into account the repayment of any loans or advances comprising such Basket Investments, shall be permitted to be made, and (ii) if no Event of Default shall have occurred and be continuing, or would result therefrom, Basket Guarantees covering up to $1,000,000 aggregate principal amount of Indebtedness outstanding at any time, shall be permitted to be incurred.

         9.6. DIVIDENDS, ETC. The Borrower will not (a) directly or indirectly declare, order, pay or make any dividend (other than dividends payable solely in capital stock of the Borrower) or other distribution on or in respect of any capital stock of any class of the Borrower, whether by reduction of capital or otherwise, or (b) directly or indirectly make, or permit any of its Subsidiaries to directly or indirectly make, any purchase, redemption, retirement or other acquisition of any capital stock of any class of the Borrower (other than for a consideration consisting solely of capital stock of the same class of the Borrower) or of any warrants, rights or options to acquire or any securities convertible into or exchangeable for any capital stock of the Borrower.

         9.7. CONSOLIDATED TOTAL INDEBTEDNESS/CONSOLIDATED EBITDA RATIO. The Borrower will not at any time permit the ratio of (i) the amount of Consolidated Total Indebtedness at such time to (ii) Consolidated EBITDA for any Testing Period, to exceed 3.75 to 1.00.

         9.8. FIXED CHARGE COVERAGE RATIO. The Borrower will not permit its Fixed Charge Coverage Ratio for any Testing Period to be less than 1.40 to 1.00.

         9.9. CAPITAL EXPENDITURES. The Borrower will not, and will not permit any of its Subsidiaries to, make or incur Consolidated Capital Expenditures during any fiscal year in excess of $1,000,000. In the event actual Consolidated Capital Expenditures for any fiscal year are less than such amount, the excess amount may not be carried over to any subsequent period.

         9.10. CERTAIN LEASES. The Borrower will not permit the aggregate payments (excluding any property taxes, insurance or maintenance obligations paid by the Borrower and its Subsidiaries as additional rent or lease payments) by the Borrower and its Subsidiaries on a consolidated basis under agreements to rent or lease any real or personal property for a period exceeding 12 months (including any renewal or similar option periods), including any leases constituting Capital Leases, to exceed in any fiscal year of the Borrower an amount equal to 2% of the consolidated revenues of the Borrower and its Subsidiaries for the preceding fiscal year.

         9.11. MINIMUM CONSOLIDATED NET WORTH. The Borrower will not permit its Consolidated Net Worth at any time to be less than $17,694,057, EXCEPT that (i) effective as of the end of the Borrower's fiscal quarter ended December 31, 1997, and as of the end of each fiscal quarter thereafter, the foregoing amount (as it may from time to time be increased as herein provided), shall be increased by 50% of the consolidated net income of the Borrower and its Subsidiaries for the fiscal quarter ended on such date, if any, without deduction for minority interests, as determined in conformity with GAAP (there being no reduction in the case of any such consolidated net income which reflects a deficit), (ii) the foregoing amount (as it may from time to time be increased as herein provided), shall be increased by an amount equal to 50% of the cash proceeds (net of underwriting discounts and commissions and other customary fees and costs associated therewith) from any sale or issuance of equity by the Borrower after the Closing Date (other than any sale or issuance to management or employees pursuant to employee benefit plans of general application), and (iii) the foregoing amount (as it may from time to time be increased as herein provided), shall be increased by an amount equal to 90% of the increase in Consolidated Net Worth attributable to the issuance of common stock or other equity interests subsequent to September 30, 1997 as consideration in the Initial Acquisitions and any Permitted Acquisitions.

         9.12. PREPAYMENTS AND REFINANCINGS OF OTHER DEBT, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, make (or give any notice in respect thereof) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) or exchange of, or refinance or refund, any Indebtedness of the Borrower or its Subsidiaries (other than the Obligations, intercompany loans and advances among the Borrower and its Subsidiaries, and Indebtedness representing all or any portion of the consideration payable for any Initial Acquisition or Permitted Acquisition); PROVIDED that the Borrower or any Subsidiary may refinance or refund any such Indebtedness if the aggregate principal amount thereof is not increased and the weighted average life to maturity thereof (computed in accordance with standard financial practice) is not reduced by more than 10%.

         9.13. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction or series of transactions with any Affiliate (other than, in the case of the Borrower, any Subsidiary, and in the case of a Subsidiary, the Borrower or another Subsidiary) other than in the ordinary course of business of and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would obtain in a comparable arm's-length transaction with a person other than an Affiliate, EXCEPT (i) loans, advances and investments permitted by section 9.5, (ii) sales of goods to an Affiliate for use or distribution outside the United States which in the good faith judgment of the Borrower complies with any applicable legal requirements of the Code, or (iii) agreements and transactions (including leases) with and payments to officers, directors and shareholders which are either (A) entered into in the ordinary course of business and not prohibited by any of the provisions of this Agreement, or (B) entered into outside the ordinary course of business, approved by the directors or shareholders of the Borrower, and not prohibited by any of the provisions of this Agreement.

         9.14. LIMITATION ON CERTAIN RESTRICTIVE AGREEMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist or become effective, any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or suffer to exist any Lien upon any of its property or assets as security for Indebtedness, or (b) the ability of any such Subsidiary to pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or a Subsidiary of the Borrower, or to make loans or advances to the Borrower or any of the Borrower's other Subsidiaries, or transfer any of its property or assets to the Borrower or any of the Borrower's other Subsidiaries, EXCEPT for such restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest, (iv) customary provisions restricting assignment of any licensing agreement entered into in the ordinary course of business, (v) customary provisions restricting the transfer or further encumbering of assets subject to Liens permitted under section 9.3 (b) or (c),
(vi) restrictions contained in the Existing Indebtedness Agreements as in effect on the Effective Date and customary restrictions affecting only a Subsidiary of the Borrower under any agreement or instrument governing any of the Indebtedness of a Subsidiary permitted pursuant to 9.4, (vii) any document relating to Indebtedness secured by a Lien permitted by section 9.3, insofar as the provisions thereof limit grants of junior liens on the assets securing such Indebtedness, and (viii) any operating lease or Capital Lease, insofar as the provisions thereof limit grants of a security interest in, or other assignments of, the related leasehold interest to any other person.

         9.15. LIMITATION ON SALE AND LEASE-BACK TRANSACTIONS. The Borrower will not, nor will it permit any Subsidiary to, enter into any Sale and Lease-Back Transaction involving any individual property (or related group of properties as part of the same Sale and Lease-Back Transaction) having a Value over $100,000 unless either (a) the Borrower or such Subsidiary would be entitled to incur Indebtedness secured by a Lien on such property pursuant to section 9.4(c), or
(b) the Borrower shall prepay General Revolving Loans, and to the extent General Revolving Loans are not so prepaid, shall voluntarily permanently reduce the Unutilized Total General Revolving Commitment, by an amount, conforming to the requirements of section 4.2 as to the amount of any partial reduction of the Unutilized Total General Revolving Commitment, and/or section 5.1, as to the amount of any partial prepayment of the General Revolving Loans, at least equal to the Value of such Sale and Lease-Back Transaction.

         SECTION 10.       EVENTS OF DEFAULT.

         10.1. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each an "EVENT OF DEFAULT"):

                  (a) PAYMENTS: the Borrower shall (i) default in the payment when due of any principal of the Loans or any reimbursement obligation in respect of any Unpaid Drawing; or (ii) default, and such default shall continue for five or more days, in the payment when due of any interest on the Loans or any Fees or any other amounts owing hereunder or under any other Credit Document; or

                  (b) REPRESENTATIONS, ETC.: any representation, warranty or statement made by the Borrower herein or in any other Credit Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  (c) CERTAIN NEGATIVE COVENANTS: the Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in sections 9.2 through 9.12, inclusive, or section 9.15, of this Agreement; or

                  (d) OTHER COVENANTS: the Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in this Agreement or any other Credit Document, other than those referred to in section 10.1(a) or (b) or (c) above, and such default shall not be remedied within 30 days after the earlier of (i) an officer of the Borrower obtaining actual knowledge of such default or (ii) the Borrower receiving written notice of such default from the Administrative Agent or the Required Lenders (any such notice to be identified as a "notice of default " and to refer specifically to this paragraph); or

                  (e) DEFAULT UNDER OTHER AGREEMENTS: the Borrower or any of its Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) owed to any Lender, or having an unpaid principal amount of $100,000 or greater, and such default shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto (and all grace periods applicable to such observance, performance or condition shall have expired), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or shall be required to be prepaid (other than by a regularly scheduled required prepayment or redemption, prior to the stated maturity thereof); or

                  (f) OTHER CREDIT DOCUMENTS: the Subsidiary Guaranty or any Security Document (once executed and delivered) shall cease for any reason (other than termination in accordance with its terms) to be in full force and effect; or any Credit Party shall default in any payment obligation thereunder; or any Credit Party shall default in any material respect in the due performance and observance of any other obligation thereunder and such default shall continue unremedied for a period of at least 30 days after notice by the Administrative Agent or the Required Lenders; or any Credit Party shall (or seek to) disaffirm or otherwise limit its obligations thereunder otherwise than in strict compliance with the terms thereof; or

                  (g) JUDGMENTS: one or more judgments or decrees shall be entered against the Borrower and/or any of its Subsidiaries involving a liability (whether or not covered by insurance) of $250,000 or more in the aggregate for all such judgments and decrees for the Borrower and its Subsidiaries) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

                  (h)      BANKRUPTCY, ETC.:  any of the following shall occur:

                           (i) the Borrower, any of its Material Subsidiaries or any other Credit Party (the Borrower and each of such other persons, each a "PRINCIPAL PARTY") shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "BANKRUPTCY CODE"); or

                           (ii) an involuntary case is commenced against any Principal Party and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or

                           (iii)  a custodian (as defined in the Bankruptcy
                  Code) is appointed for, or takes charge of, all or substantially all of the property of any Principal Party; or

                           (iv) any Principal Party commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (collectively, a "CONSERVATOR") of itself or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to such Principal Party; or

                           (v) any such proceeding is commenced against any Principal Party to the extent such proceeding is consented by such person or remains undismissed for a period of 60 days; or

                           (vi) any Principal Party is adjudicated insolvent or bankrupt; or

                           (vii) any order of relief or other order approving any such case or proceeding is entered; or

                           (viii) any Principal Party suffers any appointment of
                  any conservator or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or

                           (ix)   any Principal Party makes a general
                  assignment for the benefit of creditors; or

                           (x) any corporate (or similar organizational) action is taken by any Principal Party for the purpose of effecting any of the foregoing; or

                  (i) ERISA: (i) any of the events described in clauses (i) through (viii) of section 8.1(f) shall have occurred; or (ii) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (iii) any such event or events or any such lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Required Lenders, has had, or could reasonably be expected to have, a Material Adverse Effect; or

                  (j) MATERIAL ADVERSE EFFECT: any event or circumstance shall occur or exist which has a Material Adverse Effect upon the Borrower, as compared to the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower and its Subsidiaries as reflected in the financial statements and the Financial Projections referred to in section 7.8.

         10.2. ACCELERATION, ETC. Upon the occurrence of any Event of Default, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Lenders, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrower, except as otherwise specifically provided for in this Agreement (PROVIDED that, if an Event of Default specified in section 10.1(h) shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans, all Unpaid Drawings and all obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; and (iv) direct the Borrower to pay (and the Borrower hereby agrees that on receipt of such notice or upon the occurrence of an Event of Default with respect to the Borrower under section 10.1(h), it will pay) to the Administrative Agent an amount of cash equal to the aggregate Stated Amount of all Letters of Credit then outstanding (such amount to be held as security after the Borrower's reimbursement obligations in respect thereof).

         10.3. APPLICATION OF LIQUIDATION PROCEEDS. All monies received by the Administrative Agent or any Lender from the exercise of remedies hereunder or under the other Credit Documents or under any other documents relating to this Agreement shall, unless otherwise required by the terms of the other Credit Documents or by applicable law, be applied as follows:

                  (i) FIRST, to the payment of all expenses (to the extent not otherwise paid by the Borrower or any of the other Credit Parties) incurred by the Administrative Agent and the Lenders in connection with the exercise of such remedies, including, without limitation, all reasonable costs and expenses of collection, reasonable documented attorneys' fees, court costs and any foreclosure expenses;

                  (ii) SECOND, to the payment PRO RATA of interest then accrued on the outstanding Loans;

                  (iii) THIRD, to the payment PRO RATA of any fees then accrued and payable to the Administrative Agent, any Letter of Credit Issuer or any Lender under this Agreement in respect of the Loans or the Letter of Credit Outstandings;

                  (iv) FOURTH, to the payment PRO RATA of (A) the principal balance then owing on the outstanding Loans, (B) the amounts then due under Designated Hedge Agreements to creditors of the Borrower or any Subsidiary, subject to confirmation by the Administrative Agent of any calculations of termination or other payment amounts being made in accordance with normal industry practice, and (C) the Stated Amount of the Letter of Credit Outstandings (to be held and applied by the Administrative Agent as security for the reimbursement obligations in respect thereof);

                  (v) FIFTH, to the payment to the Lenders of any amounts then accrued and unpaid under sections 2.9, 2.10 and 3.5 hereof, and if such proceeds are insufficient to pay such amounts in full, to the payment of such amounts PRO RATA;

                  (vi) SIXTH, to the payment PRO RATA of all other amounts owed by the Borrower to the Administrative Agent, to any Letter of Credit Issuer or any Lender under this Agreement or any other Credit Document, and to any counterparties under Designated Hedge Agreements of the Borrower and its Subsidiaries, and if such proceeds are insufficient to pay such amounts in full, to the payment of such amounts PRO RATA; and

                  (vii) FINALLY, any remaining surplus after all of the Obligations have been paid in full, to the Borrower or to whomsoever shall be lawfully entitled thereto.

         SECTION 11.       THE ADMINISTRATIVE AGENT.

         11.1. APPOINTMENT. Each Lender hereby irrevocably designates and appoints NCB as Administrative Agent (such term to include, for the purposes of this section 11, NCB acting as Collateral Agent) to act as specified herein and in the other Credit Documents, and each such Lender hereby irrevocably authorizes NCB as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this section 11. The Administrative Agent will not give any written notice or other written communication to the Borrower which purports to be on behalf of the Required Lenders or all Lenders unless the Required Lenders or all Lenders, as applicable, have consented thereto or otherwise instructed the Administrative Agent to do so. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. The provisions of this section 11 are solely for the benefit of the Administrative Agent, and the Lenders, and the Borrower and its Subsidiaries shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Borrower or any of its Subsidiaries.

         11.2. DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by section 11.3.

         11.3. EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with this Agreement (except for its or such person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or of its Subsidiaries or any of their respective officers contained in this Agreement, any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document or for any failure of the Borrower or any Subsidiary of the Borrower or any of their respective officers to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries. The Administrative Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

         11.4. RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile transmission, telex or teletype message, statement, order or other document or conversation believed by it, in good faith, to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower or any of its Subsidiaries), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders (or all of the Lenders, as to any matter which, pursuant to section 12.12, can only be effectuated with the consent of all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         11.5. NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders, PROVIDED that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         11.6. NON-RELIANCE. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Subsidiaries. The Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of the Borrower or any of its Subsidiaries which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         11.7. INDEMNIFICATION. The Lenders agree to indemnify the Administrative Agent in its capacity as such ratably according to their respective Loans and Unutilized Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Borrower, PROVIDED that no Lender shall be liable to the Administrative Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the Administrative Agent's gross negligence or willful misconduct. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this section 11.7 shall survive the payment of all Obligations.

         11.8. THE ADMINISTRATIVE AGENT IN INDIVIDUAL CAPACITY. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, its Subsidiaries and their Affiliates as though not acting as Administrative Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         11.9. SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as the Administrative Agent upon 20 days' notice to the Lenders and the Borrower. The Required Lenders shall appoint from among the Lenders a successor Administrative Agent for the Lenders subject to prior approval by the Borrower (such approval not to be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall include such successor agent effective upon its appointment, and the resigning Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         11.10. OTHER AGENTS. Any Lender identified herein as a Co-Agent, Syndication Agent, Documentation Agent, Managing Agent, Manager or any other corresponding title, other than "Administrative Agent" or "Collateral Agent", shall have no right, power, obligation, liability, responsibility or duty under this Agreement or any other Credit Document except those applicable to all Lenders as such. Each Lender acknowledges that it has not relied, and will not rely, on any Lender so identified in deciding to enter into this Agreement or in taking or not taking any action hereunder.

         SECTION 12.       MISCELLANEOUS.

         12.1. PAYMENT OF EXPENSES ETC. The Borrower agrees to:

                  (a) whether or not the transactions herein contemplated are consummated, pay (or reimburse the Administrative Agent and the Lenders for) all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Lenders in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein, and the initial Borrowing hereunder, including, without limitation, (i) the reasonable documented fees and disbursements of Jones, Day, Reavis & Pogue, special counsel to the Administrative Agent, up to the amount previously quoted by the Administrative Agent to the Borrower, and (ii) the reasonable documented fees and disbursements of any individual counsel to any Lender (including allocated costs of internal counsel);

                  (b) pay (or reimburse the Administrative Agent and the Lenders for) all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Lenders in connection with any amendment, waiver or consent relating to any of the Credit Documents which is requested by any Credit Party, including, without limitation, (i) the reasonable documented fees and disbursements of Jones, Day, Reavis & Pogue, special counsel to the Administrative Agent, and (ii) the reasonable documented fees and disbursements of any individual counsel to any Lender (including allocated costs of internal counsel);

                  (c) pay (or reimburse the Administrative Agent and the Lenders for) all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Lenders in connection with the enforcement of any of the Credit Documents or the other documents and instruments referred to therein, including, without limitation, (i) the reasonable documented fees and disbursements of Jones, Day, Reavis & Pogue, special counsel to the Administrative Agent, and (ii) the reasonable documented fees and disbursements of any individual counsel to any Lender (including allocated costs of internal counsel);

                  (d) without limitation of the preceding clause (c), in the event of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of the Borrower or any of its Subsidiaries, pay all costs of collection and defense, including reasonable documented attorneys' fees in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes;

                  (e) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and

                  (f) indemnify each Lender, its officers, directors, employees, representatives and agents (collectively, the "INDEMNITEES") from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses reasonably incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of

                           (i) any investigation, litigation or other proceeding
                  (whether or not any Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of the proceeds of any Loans hereunder or the consummation of any transactions contemplated in any Credit Document, other than any such investigation, litigation or proceeding arising out of transactions solely between any of the Lenders or the Administrative Agent, transactions solely involving the assignment by a Lender of all or a portion of its Loans and Commitments, or the granting of participations therein, as provided in this Agreement, or arising solely out of any examination of a Lender by any regulatory authority having jurisdiction over it, or

                           (ii) the actual or alleged presence of Hazardous
                  Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned, leased or at any time operated by the Borrower or any of its Subsidiaries, the release, generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by the Borrower or any of its Subsidiaries, if the Borrower or any such Subsidiary could have or is alleged to have any responsibility in respect thereof, the non-compliance of any such Real Property with foreign, federal, state and local laws, regulations and ordinances (including applicable permits thereunder) applicable thereto, or any Environmental Claim asserted against the Borrower or any of its Subsidiaries, in respect of any such Real Property, including, in each case, without limitation, the reasonable documented fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the person to be indemnified or of any other Indemnitee who is such person or an Affiliate of such person).

To the extent that the undertaking to indemnify, pay or hold harmless any person set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

         12.2. RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations the Borrower purchased by such Lender pursuant to section 12.4(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

         12.3. NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to the Borrower, at 4750 Hempstead Station Drive, Dayton, Ohio 54529, attention: Chief Financial Officer (facsimile: (937) 291-8250); if to any Lender at its address specified for such Lender on Annex I hereto; if to the Administrative Agent, at its Notice Office; or at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, and shall be effective when received.

         12.4. BENEFIT OF AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, PROVIDED that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Lenders, and, PROVIDED, FURTHER, that any assignment by a Lender of its rights and obligations hereunder shall be effected in accordance with section 12.4(b). Notwithstanding the foregoing, each Lender may at any time grant participations in any of its rights hereunder or under any of the Notes to
(x) another Lender that is not a Defaulting Lender or to an Affiliate of such Lender which is a commercial bank, financial institution or other "accredited investor" (as defined in SEC Regulation D), and (y) one or more Eligible Transferees, PROVIDED that in the case of any such participation, (i) the participant shall not have any rights under this Agreement or any of the other Credit Documents, including rights of consent, approval or waiver (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto), (ii) such Lender's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) such Lender shall remain the holder of any Note for all purposes of this Agreement and (v) the Borrower, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with the selling Lender in connection with such Lender's rights and obligations under this Agreement, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, except that the participant shall be entitled to the benefits of sections 2.9 and 2.10 of this Agreement to the extent that such Lender would be entitled to such benefits if the participation had not been entered into or sold, and, PROVIDED FURTHER, that no Lender shall transfer, grant or sell any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (x) extend the final scheduled maturity of the Loans in which such participant is participating (it being understood that any waiver of the making of, or the application of , any mandatory prepayment to such Loans shall not constitute an extension of the final maturity date thereof), or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of the applicability of any post- default increase in interest rates), or reduce the principal amount thereof, or increase such participant's participating interest in any Commitment over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of any mandatory prepayment or a mandatory reduction in such Commitment, or a mandatory prepayment, shall not constitute a change in the terms of any such Commitment) or (y) release any Credit Party from its obligations under the Subsidiary Guaranty, or release all or any substantially all of the Collateral, in each case except strictly in accordance with the terms of the Credit Documents, or (z) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement.

         (b) Notwithstanding the foregoing, (x) any Lender may assign all or a fixed portion of its Loans and/or Commitments, which assignment does not have to be PRO RATA among the Facilities, and its rights and obligations hereunder, to another Lender that is not a Defaulting Lender, or to an Affiliate of any Lender (including itself) and which is not a Defaulting Lender and which is a commercial bank, financial institution or other "accredited investor" (as defined in SEC Regulation D), and (y) any Lender may assign all, or if less than all, a fixed portion, equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders in the case of assignments of General Revolving Loans and/or Term Loans and/or Commitments related thereto, of its Loans and/or Commitments and its rights and obligations hereunder, which assignment does not have to be PRO RATA among the Facilities, to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment Agreement, PROVIDED that,
(i) in the case of any assignment of a portion of any General Revolving Loans and /or Term Loans and/or related Commitments of a Lender, such Lender shall retain a minimum fixed portion thereof equal to at least $5,000,000, (ii) at the time of any such assignment Annex I shall be deemed modified to reflect the Commitments of such new Lender and of the existing Lenders, (iii) upon surrender of the old Notes, new Notes will be issued to such new Lender and to the assigning Lender, such new Notes to be in conformity with the requirements of section 2.5 (with appropriate modifications) to the extent needed to reflect the revised Commitments, (iv) in the case of clause (y) only, the consent of the Administrative Agent and each Letter of Credit Issuer shall be required in connection with any such assignment (which consent shall not be unreasonably withheld or delayed), and (v) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,000 and, PROVIDED FURTHER, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Lender Register maintained by it as provided herein. To the extent of any assignment pursuant to this section 12.4(b) the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this section 12.4(b) to a person which is not already a Lender hereunder and which is not a United States person (as such term is defined in section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 5.4(b)(ii) Certificate) described in section 5.4(b). To the extent that an assignment of all or any portion of a Lender's Commitment and related outstanding Obligations pursuant to this section 12.4(b) would, at the time of such assignment, result in increased costs under section 2.9 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment). Nothing in this section 12.4(b) shall prevent or prohibit any Lender from pledging its Notes or Loans to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

         (c) Notwithstanding any other provisions of this section 12.4, no transfer or assignment of the interests or obligations of any Lender hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any State.

         (d) Each Lender initially party to this Agreement hereby represents, and each person that becomes a Lender pursuant to an assignment permitted by this section 12.4 will, upon its becoming party to this Agreement, represent that it is a commercial lender, other financial institution or other "accredited" investor (as defined in SEC Regulation D) which makes or acquires loans in the ordinary course of its business and that it will make or acquire Loans for its own account in the ordinary course of such business, PROVIDED that subject to the preceding sections 12.4(a) and (b), the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Lender shall at all times be within its exclusive control.

         12.5. NO WAIVER: REMEDIES CUMULATIVE. No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         12.6. PAYMENTS PRO RATA. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations, it shall distribute such payment to the Lenders (other than any Lender that has expressly waived in writing its right to receive its PRO RATA share thereof) PRO RATA based upon their respective shares, if any, of the Obligations with respect to which such payment was received. As to any such payment received by the Administrative Agent prior to 1:00 P.M. (local time at the Payment Office) in funds which are immediately available on such day, the Administrative Agent will use all reasonable efforts to distribute such payment in immediately available funds on the same day to the Lenders as aforesaid.

         (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount, PROVIDED that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding sections 12.6(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Lenders which are not Defaulting Lenders, as opposed to Defaulting Lenders.

         12.7. CALCULATIONS: COMPUTATIONS. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders); PROVIDED, that if at any time the computations determining compliance with section 9 utilize accounting principles different from those utilized in the financial statements furnished to the Lenders, such computations shall set forth in reasonable detail a description of the differences and the effect upon such computations.

         (b) All computations of interest on Eurodollar Loans hereunder and all computations of Commitment Fees, Letter of Credit Fees and other Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days, and all computations of interest on Prime Rate Loans hereunder shall be made on the actual number of days elapsed over a year of 364 or 365 days, as applicable.

         12.8. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO, TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF OHIO GOVERNS THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the Court of Common Pleas of Cuyahoga County, Ohio, or of the United States for the Northern District of Ohio, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address for notices pursuant to section 12.3, such service to become effective 30 days after such mailing or at such earlier time as may be provided under applicable law. Nothing herein shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

         (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in section 12.8(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         12.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

         12.10. EFFECTIVENESS. This Agreement shall become effective on the date (the "EFFECTIVE DATE") on which the Borrower and each of the Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at the Notice Office of the Administrative Agent or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written telex or facsimile transmission notice (actually received) at such office that the same has been signed and mailed to it.

         12.11. HEADINGS DESCRIPTIVE. The headings of the several sections and other portions of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         12.12. AMENDMENT OR WAIVER. Neither this Agreement nor any terms hereof or thereof may be changed, waived, discharged or terminated UNLESS such change, waiver, discharge or termination is in writing signed by the Borrower and the Required Lenders, PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) affected thereby, (i) extend any maturity date provided for herein applicable to a Loan or a Commitment (it being understood that any waiver of the making, or application of, any mandatory prepayment of the Loans shall not constitute an extension of the maturity date thereof), reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post- default increase in interest rates) or Fees thereon, or reduce the principal amount thereof, or increase the Commitment of any Lender over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of any mandatory prepayment or a mandatory reduction in any Commitment shall not constitute a change in the terms of any Commitment of any Lender), (ii) release the Borrower from any obligations as a guarantor of its Subsidiaries' obligations under any Credit Document, (iii) release any Credit Party from the Subsidiary Guaranty, except in connection with a transaction permitted by section 9.2(e), (iv) release all or any substantial portion of the Collateral, except strictly in accordance with the provisions of the Credit Documents, (v) change the definition of the term "Change of Control" or any of the provisions of section 5.2(g) which are applicable upon a Change of Control, (vi) change the definition of the term "Permitted Acquisition" or any of the provisions of section 9.2(d) which are applicable to Permitted Acquisitions which would have the effect of depriving such

Lender of its rights as contemplated by such definition in the case of "hostile" acquisitions, (vii) amend, modify or waive any provision of this section 12.12, or section 11.7, 12.1, 12.4, 12.6 or 12.7(b), or any other provision of any of the Credit Documents pursuant to which the consent or approval of all Lenders is by the terms of such provision explicitly required, (viii) reduce the percentage specified in, or otherwise modify, the definition of Required Lenders, or (ix) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement. No provision of section 3 or 11 may be amended without the consent of (x) any Letter of Credit Issuer adversely affected thereby or (y) the Administrative Agent, respectively.

         12.13. SURVIVAL OF INDEMNITIES. All indemnities set forth herein including, without limitation, in section 2.9, 2.10, 3.5, 11.7 or 12.1 shall survive the execution and delivery of this Agreement and the making and repayment or prepayment of Loans for the full period of any statute of limitations applicable thereto.

         12.14. DOMICILE OF LOANS. Each Lender may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Lender, PROVIDED that the Borrower shall not be responsible for costs arising under section 2.9 resulting from any such transfer (other than a transfer pursuant to section 2.11) to the extent not otherwise applicable to such Lender prior to such transfer.

         12.15. CONFIDENTIALITY. Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as such by the Borrower in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices. Notwithstanding the foregoing, any Lender may in any event may make disclosures of, and furnish copies of such information
(i) to another Lender; (ii) when reasonably required by any BONA FIDE transferee or participant in connection with the contemplated transfer of any Loans or Commitment or participation therein (PROVIDED that each such prospective transferee and/or participant shall execute an agreement for the benefit of the Borrower with such prospective transferor Lender and/or participant containing provisions substantially identical to those contained in this section 12.15);
(iii) to its parent corporation or corporations, and to its and their auditors and attorneys, who shall be apprised of and bound by the confidentiality provisions contained herein; and (iv) as required or requested by any governmental agency or representative thereof or pursuant to legal process, PROVIDED that, unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information. In no event shall any Lender be obligated or required to return any materials furnished by or on behalf of the Borrower or any of its Subsidiaries. The Borrower hereby agrees that the failure of a Lender to comply with the provisions of this section 12.15 shall not relieve the Borrower of any of the obligations to such Lender under this Agreement and the other Credit Documents.

         12.16. LENDER REGISTER. The Borrower hereby designates the Administrative Agent to serve as its agent, solely for purposes of this section 12.16, to maintain a register (the "LENDER REGISTER") on or in which it will record the names and addresses of the Lenders, and the Commitments from time to time of each of the Lenders, the Loans made to the Borrower by each of the Lenders and each repayment and prepayment in respect of the principal amount of such Loans of each such Lender. Failure to make any such recordation, or (absent manifest error) any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitment of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Lender Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Lender Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment Agreement pursuant to section 12.4(b). The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this section 12.16. The Lender Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         12.17. LIMITATIONS ON LIABILITY OF THE LETTER OF CREDIT ISSUERS. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letters of Credit. Neither any Letter of Credit Issuer nor any of its officers or directors shall be liable or responsible for: (a) the use which may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by a Letter of Credit Issuer against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to such Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, EXCEPT that the Borrower (or a Subsidiary which is the account party in respect of the Letter of Credit in question) shall have a claim against a Letter of Credit Issuer, and a Letter of Credit Issuer shall be liable to the Borrower (or such Subsidiary), to the extent of any direct, but not consequential, damages suffered by the Borrower (or such Subsidiary) which the Borrower (or such Subsidiary) proves were caused by (i) such Letter of Credit Issuer's willful misconduct or gross negligence in determining whether documents presented under a Letter of Credit comply with the terms of such Letter of Credit or (ii) such Letter of Credit Issuer's willful failure to make lawful payment under any Letter of Credit after the presentation to it of documentation strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, a Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation.

         12.18. GENERAL LIMITATION OF LIABILITY. No claim may be made by the Borrower, any Lender, the Administrative Agent, any Letter of Credit Issuer or any other person against the Administrative Agent, any Letter of Credit Issuer, or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any damages other than actual compensatory damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any of the other Credit Documents, or any act, omission or event occurring in connection therewith; and each of the Borrower, each Lender, the Administrative Agent and each Letter of Credit Issuer hereby, to the fullest extent permitted under applicable law, waives, releases and agrees not to sue or counterclaim upon any such claim for any special, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         12.19. NO DUTY. All attorneys, accountants, appraisers, consultants and other professional persons (including the firms or other entities on behalf of which any such person may act) retained by the Administrative Agent or any Lender with respect to the transactions contemplated by the Credit Documents shall have the right to act exclusively in the interest of the Administrative Agent or such Lender, as the case may be, and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower, to any of its Subsidiaries, or to any other person, with respect to any matters within the scope of such representation or related to their activities in connection with such representation.

         12.20. LENDERS AND AGENT NOT FIDUCIARY TO BORROWER, ETC. The relationship among the Borrower and its Subsidiaries, on the one hand, and the Administrative Agent, each Letter of Credit Issuer and the Lenders, on the other hand, is solely that of debtor and creditor, and the Administrative Agent, each Letter of Credit Issuer and the Lenders have no fiduciary or other special relationship with the Borrower and its Subsidiaries, and no term or provision of any Credit Document, no course of dealing, no written or oral communication, or other action, shall be construed so as to deem such relationship to be other than that of debtor and creditor.

         12.21. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties herein shall survive the making of Loans and the issuance of Letters of Credit hereunder, the execution and delivery of this Agreement, the Notes and the other documents the forms of which are attached as Exhibits hereto, the issue and delivery of the Notes, any disposition thereof by any holder thereof, and any investigation made by the Administrative Agent or any Lender or any other holder of any of the Notes or on its behalf. All statements contained in any certificate or other document delivered to the Administrative Agent or any Lender or any holder of any Notes by or on behalf of the Borrower or of its Subsidiaries pursuant hereto or otherwise specifically for use in connection with the transactions contemplated hereby shall constitute representations and warranties by the

Borrower hereunder, made as of the respective dates specified therein or, if no date is specified, as of the respective dates furnished to the Administrative Agent or any Lender.


                [The balance of this page is intentionally blank;
                 the next page is an unnumbered signature page.]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                        MIAMI COMPUTER SUPPLY CORPORATION



                                        BY:
                                           -----------------------------------
                                             TITLE:



                                        NATIONAL CITY BANK,
                                             INDIVIDUALLY AS A LETTER OF CREDIT
                                             ISSUER AND AS ADMINISTRATIVE AGENT



                                        BY:
                                           -----------------------------------
                                             VICE PRESIDENT



                                        NATIONAL CITY BANK, DAYTON



                                        BY:
                                           -----------------------------------
                                             VICE PRESIDENT


                                        KEY CORPORATE CAPITAL INC.



                                        BY:
                                           -----------------------------------
                                             VICE PRESIDENT


                                        PNC BANK, N. A.



                                        BY:
                                           -----------------------------------
                                             VICE PRESIDENT





                              [signature page]

                                                      ANNEX I

                                             INFORMATION AS TO LENDERS

NAME OF LENDER         COMMITMENT          DOMESTIC LENDING OFFICE                       EURODOLLAR LENDING OFFICE
National City Bank,                        National City Bank, Dayton                    National City Bank, Dayton
Dayton                 GENERAL             6 North Main Street                           6 North Main Street
                       REVOLVING           Dayton, Ohio 45412                            Dayton, Ohio 45412
                       COMMITMENT:
                                           CONTACTS/ NOTIFICATION METHODS:
                       $12,000,000         National City Bank, Dayton
                                           6 North Main Street
                                           Dayton, Ohio 45412
                       SWING LINE             Glen R. Horner
                       REVOLVING              Vice President
                       COMMITMENT:            Direct Dial: (937) 226-2498
                                              Facsimile: (937) 226-2058
                       $3,000,000
                                           AGENCY SERVICES (BILLING AND GENERAL
                                           INQUIRIES AND TO RECEIVE COPIES OF FINANCIAL
                       TERM LOAN           INFORMATION):
                       COMMITMENT:         Kimberly M. Stevenson
                                           Assistant Vice President
                       $8,000,000          National City Bank
                                           Locator Code #2104
                                           1900 East Ninth Street
                                           Cleveland, Ohio 44114
                                           Telephone: (216) 575-2398
                                           Facsimile: (216) 575-9396

                                           CONTACT FOR BORROWINGS, PAYMENTS, ETC.:
                                           Connie B. Djucik
                                           Money Desk Manager
                                           Telephone: (216) 575-2578
                                           Facsimile: (216) 575-2481

                                           CONTACT FOR LETTERS OF CREDIT:
                                           Jamie M. Lanzalco
                                           Letter of Credit Officer
                                           Telephone: (216) 575-2916
                                           Facsimile: (216) 575-9910

                                           WIRING INFORMATION:
                                           National City Bank
                                           ABA # 041 000 124
                                           Ref.: Miami Computer Supply Corporation
                                           Attention:  Commercial Loan Operations

                                           National City Bank, Dayton
                                           ABA #  042 200 279
                                           Ref.: Miami Computer Supply Corporation
                                           Attention:  Commercial Loan Operations

-------------------------------------------------------------------------------------------------------------------------

NAME OF LENDER         COMMITMENT          DOMESTIC LENDING OFFICE                          EURODOLLAR LENDING OFFICE
-------------------------------------------------------------------------------------------------------------------------
Key Corporate          GENERAL             Key Corporate Capital Inc.                       Key Corporate Capital Inc.
Capital Inc.           REVOLVING           127 Public Square                                127 Public Square
                       COMMITMENT:         Cleveland, Ohio 44114                            Cleveland, Ohio 44114

                                           CONTACTS/NOTIFICATION METHODS:
                       $9,000,000          Michael F. McCullough
                                           Vice President
                                           KeyStructured Finance
                       TERM LOAN           Telephone: (216) 689-3952
                       COMMITMENT:         Facsimile: (216) 689-4077

                       $6,000,000          Lee Mosby
                                           Senior Vice President
                                           KeyStructured Finance
                                           Telephone: (216) 689-4391
                                           Facsimile: (216) 689-4077

                                           CONTACT FOR BORROWINGS, PAYMENTS, ETC.:
                                           Elizabeth ("Betty" Zimmerman
                                           Telephone: (216) 689-4402
                                           Facsimile: (216) 689-3298

                                           PAYMENT INSTRUCTIONS:
                                           KeyBank
                                           ABA #  041 000 1039
                                           Attention:  Commercial Loan Operations
                                           Reference:  Miami Computer Supply
                                           Corporation (wire  info for L/Cs: must direct
                                           to International Operations--Attn.: Gerald
                                           Zapfe; ref: Miami Computer Supply)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

NAME OF LENDER         COMMITMENT          DOMESTIC LENDING OFFICE                          EURODOLLAR LENDING OFFICE
-------------------------------------------------------------------------------------------------------------------------
PNC Bank,  N. A.       GENERAL             PNC Bank, N. A.                                  PNC Bank, N. A.
                       REVOLVING           201 East 5th Street                              201 East 5th Street
                       COMMITMENT:         Cincinnati, Ohio 45201-1198                      Cincinnati, Ohio 45201-1198

                                           CONTACTS/NOTIFICATION METHODS:
                       $9,000,000          Timothy E. Reilly
                                           Vice President
                                           Corporate Banking
                       TERM LOAN           Telephone: (513) 651-8786
                       COMMITMENT:         Facsimile: (513) 651-8952

                       $6,000,000          William P. Seifrit
                                           Relationship Associate
                                           Telephone: (513) 651-8941
                                           Facsimile: (513) 651-8952

                                           CONTACT FOR BORROWINGS, PAYMENTS, ETC.:
                                           Susie Richardson
                                           Admin. Coordinator
                                           Telephone: (513) 651-8683
                                           Facsimile: (513) 651-8952

                                           LETTER OF CREDIT CONTACT:
                                           Teresa Fern
                                           Trade Services
                                           Telephone: (513) 651-8566
                                           Facsimile: (513) 651-7182

                                           PAYMENT INSTRUCTIONS:
                                           ABA #  042  000  398
                                           ATTENTION:  Commercial Loan Operations
                                           REFERENCE:  Miami Computer Supply
                                           Corporation
-------------------------------------------------------------------------------------------------------------------------


                                                     ANNEX II

                                          INFORMATION AS TO SUBSIDIARIES
                                              (as of January 8, 1998)

---------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENTAGE OF
                                                                                         OUTSTANDING STOCK
              NAME OF                               TYPE OF          JURISDICTION         OR OTHER EQUITY
             SUBSIDIARY                           ORGANIZATION         WHERE              INTERESTS OWNED
                                                                      ORGANIZED         (INDICATING WHETHER
                                                                                           OWNED BY THE
                                                                                           BORROWER OR A
                                                                                       SPECIFIED SUBSIDIARY)
---------------------------------------------------------------------------------------------------------------------
Diversified Data Products, Inc. ("DDP")            corporation         Michigan             100%, by the
                                                                                            Borrower
---------------------------------------------------------------------------------------------------------------------

Force 4 D. P. Supplies, Inc.                       corporation         Oregon               100%, by the
                                                                                            Borrower
---------------------------------------------------------------------------------------------------------------------

NTI Data Products, Inc.                            corporation         New                  100%, by the
                                                                       Hampshire            Borrower
---------------------------------------------------------------------------------------------------------------------

BRITCO, Inc.                                       corporation         Texas                100%, by the
                                                                                            Borrower
---------------------------------------------------------------------------------------------------------------------

Diversified Data Products (UK) Limited             company             U. K.                99%, by DDP
---------------------------------------------------------------------------------------------------------------------

CEM (Overseas) Limited                             company             British Virgin       100%, by DDP
                                                                       Islands
---------------------------------------------------------------------------------------------------------------------

                                   ANNEX III

                       DESCRIPTION OF EXISTING INDEBTEDNESS


1. Loans outstanding under credit facilities with National City Bank, Dayton, to be refinanced hereunder (outstanding balance at 10:00 a.m. on January 8, 1998 was $11,740,133.09).

2. Capitalized Lease Obligations as reflected in most recent balance sheet.

3. Outstanding Letter of Credit (see Annex VI).

                                    ANNEX IV

                          DESCRIPTION OF EXISTING LIENS

1.  See Annex A to the Security Agreement.

2. Liens in favor of National City Bank, Dayton, in connection with the credit facility referenced in Annex III, to be discharged at the Closing Date.

                                    ANNEX V

     DESCRIPTION OF EXISTING ADVANCES, LOANS, INVESTMENTS AND GUARANTEES


1. Loans of $292,000 and $146,000, due December 31, 1998, made to Lothar Rowe and John McCoubrie, secured by shares of the Borrower's stock.


2. Contingent additional contingent consideration payable in connection with the acquisition of TBS in the maximum aggregate amount of $2,200,000, payable 55% in stock and the balance in cash.


                                                          ANNEX VI

                                      DESCRIPTION OF LETTERS OF CREDIT DEEMED ISSUED UNDER
                                                     THE CREDIT AGREEMENT


=======================  =========================  ==========================  ================  =======================
       LETTER OF                 ORIGINAL                DATE AND NO./                                EXPIRATION
     CREDIT ISSUER               APPLICANT               BENEFICIARY              AMOUNT                DATE
-----------------------  -------------------------  --------------------------  ----------------  -----------------------
    National City Bank,   Miami Computer Supply,    May 10, 1993, as amended     Reduced to           May 2, 1998
    Dayton                Inc.                      through April 25, 1997,      $156,000 on
                                                    for the benefit of Jerome    April 25, 1997
                                                    Dienstag, former owner of
                                                    Datron Computer Products,
                                                    Inc.

                                                    SB93038
-----------------------  -------------------------  --------------------------  ----------------  -----------------------

-----------------------  -------------------------  --------------------------  ----------------  -----------------------

-----------------------  -------------------------  --------------------------  ----------------  -----------------------

=======================  =========================  ==========================  ================  =======================

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                       MIAMI COMPUTER SUPPLY CORPORATION
                               AS THE BORROWER


                                      AND


                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS


                                      AND


                                NATIONAL CITY BANK
                             AND ADMINISTRATIVE AGENT





                              -------------------

                                AMENDMENT NO. 1
                                  DATED AS OF
                               FEBRUARY 13, 1998


                                       TO


                                CREDIT AGREEMENT
                                   DATED AS OF
                                 JANUARY 8, 1998

                              -------------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of February 13, 1998 ("THIS AMENDMENT"), among:

             (i) MIAMI COMPUTER SUPPLY CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

             (ii) the financial institutions listed on the signature pages hereof (the "LENDERS"); and

             (iii) NATIONAL CITY BANK, a national banking association, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement:

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders named therein, and the Administrative Agent entered into the Credit Agreement, dated as of January 8, 1998 (herein referred to as the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

     (2) The parties hereto desire to increase the Total General Revolving Commitment from $30,000,000 to $35,000,000 and to reduce the Total Term Loan Commitment from $20,000,000 to $15,000,000, all as more fully set forth below.

     NOW, THEREFORE, the parties hereby agree as follows:

     SECTION 1.  AMENDMENT.

     Effective on the Effective Date (as hereinafter defined), the Total General Revolving Commitment is increased from $30,000,000 to $35,000,000 and the Total Term Loan Commitment is reduced from $20,000,000 to $15,000,000, and Annex I to the Credit Agreement is amended to read in its entirety as set forth on Annex I hereto.

     SECTION 2.  REPRESENTATIONS AND WARRANTIES.

     The Borrower represents and warrants as follows:

     2.1. AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

     2.2. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

         2.3. NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

         2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

         SECTION 3.  EFFECTIVENESS.

         This Amendment shall become effective on and as of the date (the "EFFECTIVE DATE"), on or before February 27, 1998 if the following conditions are satisfied:

                  (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                   (c) the Administrative Agent shall have been notified by all of the Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution); and

                  (d) the Borrower shall have duly executed and delivered to the Administrative Agent for the Lenders new Notes reflecting the revised Commitments provided for in this Amendment.

 The Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof.

         SECTION 4.  RATIFICATIONS.

         The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.


         SECTION 5.  MISCELLANEOUS.

         5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

         5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

               [The balance of this page is intentionally blank.]

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


MIAMI COMPUTER SUPPLY                      KEY CORPORATE CAPITAL INC.
CORPORATION

                                           By:
                                              -----------------------------
By:                                             Title:
   ----------------------------
        President &
        Chief Executive Officer

NATIONAL CITY BANK,                        PNC BANK, NATIONAL ASSOCIATION
   individually and as                       (successor to PNC Bank, Ohio, N.A.)
   Administrative Agent (as
   successor to National City
   Bank, Dayton)                           By:
                                              -----------------------------
                                                Title:
By:
   ----------------------------
        Vice President

                           ACKNOWLEDGMENT AND CONSENT

         For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 1 to Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and
(ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

                                           DIVERSIFIED DATA PRODUCTS, INC.


                                           By:
                                              ----------------------------------
                                                 Title:


                                           FORCE 4 D. P. SUPPLIES, INC.


                                           By:
                                              ----------------------------------
                                                 Title:

                                           NTI DATA PRODUCTS, INC.


                                           By:
                                              ----------------------------------
                                                 Title:

                                           BRITCO, INC.


                                           By:
                                              ----------------------------------
                                                 Title:

                                                      ANNEX I

                                             INFORMATION AS TO LENDERS

---------------------------------------------------------------------------------------------------------------------
NAME OF LENDER         COMMITMENT          DOMESTIC LENDING OFFICE                    EURODOLLAR LENDING OFFICE
---------------------------------------------------------------------------------------------------------------------
National City Bank                         National City Bank                         National City Bank
                       GENERAL             6 North Main Street                        6 North Main Street
                       REVOLVING           Dayton, Ohio 45412                         Dayton, Ohio 45412
                       COMMITMENT:
                                           CONTACTS/ NOTIFICATION METHODS:
                       $14,000,000         National City Bank
                                           6 North Main Street
                                           Dayton, Ohio 45412
                       SWING LINE             Glen R. Horner
                       REVOLVING              Vice President
                       COMMITMENT:            Direct Dial: (937) 226-2498
                                              Facsimile: (937) 226-2058
                       $3,000,000
                                           AGENCY SERVICES (BILLING AND GENERAL
                                           INQUIRIES AND TO RECEIVE COPIES OF
                       TERM LOAN           FINANCIAL INFORMATION):
                       COMMITMENT:         Kimberly M. Stevenson
                                           Assistant Vice President
                       $6,000,000          National City Bank
                                           Locator Code #2104
                                           1900 East Ninth Street
                                           Cleveland, Ohio 44114
                                           Telephone: (216) 575-2398
                                           Facsimile: (216) 575-9396

                                           CONTACT FOR BORROWINGS, PAYMENTS, ETC.:
                                           Connie B. Djucik
                                           Money Desk Manager
                                           Telephone: (216) 575-2578
                                           Facsimile: (216) 575-2481

                                           CONTACT FOR LETTERS OF CREDIT:
                                           Jamie M. Lanzalco
                                           Letter of Credit Officer
                                           Telephone: (216) 575-2916
                                           Facsimile: (216) 575-9910

                                           WIRING INFORMATION:
                                           National City Bank
                                           ABA # 041 000 124
                                           Ref.: Miami Computer Supply Corporation
                                           Attention:  Commercial Loan Operations

                                           National City Bank, Dayton
                                           ABA #  042 200 279
                                           Ref.: Miami Computer Supply Corporation
                                           Attention:  Commercial Loan Operations
---------------------------------------------------------------------------------------------------------------------

                                                         1

---------------------------------------------------------------------------------------------------------------------
NAME OF LENDER         COMMITMENT          DOMESTIC LENDING OFFICE                    EURODOLLAR LENDING OFFICE
---------------------------------------------------------------------------------------------------------------------
Key Corporate                              Key Corporate Capital Inc.                 Key Corporate Capital Inc.
Capital Inc.           GENERAL             127 Public Square                          127 Public Square
                       REVOLVING           Cleveland, Ohio 44114                      Cleveland, Ohio 44114
                       COMMITMENT:
                                           CONTACTS/NOTIFICATION METHODS:
                       $10,500,000         Michael F. McCullough
                                           Vice President
                                           KeyStructured Finance
                       TERM LOAN           Telephone: (216) 689-3952
                       COMMITMENT:         Facsimile: (216) 689-4077

                       $4,500,000          Lee Mosby
                                           Senior Vice President
                                           KeyStructured Finance
                                           Telephone: (216) 689-4391
                                           Facsimile: (216) 689-4077

                                           CONTACT FOR BORROWINGS, PAYMENTS, ETC.:
                                           Elizabeth ("Betty") Zimmerman
                                           Telephone: (216) 689-4402
                                           Facsimile: (216) 689-3298

                                           PAYMENT INSTRUCTIONS:
                                           KeyBank
                                           ABA #  041 000 1039
                                           Attention:  Commercial Loan Operations
                                           Reference:  Miami Computer Supply
                                           Corporation (wire  info for L/Cs: must
                                           direct to International Operations--
                                           Attn.: Gerald Zapfe; ref: Miami
                                           Computer Supply)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NAME OF LENDER         COMMITMENT          DOMESTIC LENDING OFFICE                    EURODOLLAR LENDING OFFICE
---------------------------------------------------------------------------------------------------------------------
PNC Bank,  National                        PNC Bank, National Association             PNC Bank, National Association
Association            GENERAL             201 East 5th Street                        201 East 5th Street
                       REVOLVING           Cincinnati, Ohio 45201-1198                Cincinnati, Ohio 45201-1198
                       COMMITMENT:
                                           CONTACTS/NOTIFICATION METHODS:
                       $10,500,000         Timothy E. Reilly
                                           Vice President
                                           Corporate Banking
                       TERM LOAN           Telephone: (513) 651-8786
                       COMMITMENT:         Facsimile: (513) 651-8952

                       $4,500,000          William P. Seifrit
                                           Relationship Associate
                                           Telephone: (513) 651-8941
                                           Facsimile: (513) 651-8952

                                           CONTACT FOR BORROWINGS, PAYMENTS, ETC.:
                                           Susie Richardson
                                           Admin. Coordinator
                                           Telephone: (513) 651-8683
                                           Facsimile: (513) 651-8952

                                           LETTER OF CREDIT CONTACT:
                                           Teresa Fern
                                           Trade Services
                                           Telephone: (513) 651-8566
                                           Facsimile: (513) 651-7182

                                           PAYMENT INSTRUCTIONS:
                                           ABA #  042  000  398
                                           Attention:  Commercial Loan Operations
                                           Reference:  Miami Computer Supply
                                           Corporation
---------------------------------------------------------------------------------------------------------------------

                                                         3